As filed with the Securities and Exchange Commission on June 29, 2006
Securities Act File No. 333-128721
Investment Company Act File No. 811-21088

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2/A
REGISTRATION STATEMENT
UNDER
	THE SECURITIES ACT OF 1933	☒
	Pre-Effective Amendment No. 1	☒
	Post-Effective Amendment No. __	☐
and
REGISTRATION STATEMENT
UNDER
	THE INVESTMENT COMPANY ACT OF 1940	☒
	Amendment No. 6	☒

MERCANTILE ABSOLUTE RETURN FUND LLC
(Exact Name of Registrant as Specified in Its Charter)

Two Hopkins Plaza Baltimore, MD 21201
(Address of Principal Executive Offices)

(410) 237-5900
(Registrant’s Telephone Number, including Area Code)

Mercantile Capital Advisors, Inc. Two Hopkins Plaza Baltimore, MD 21201 Attn: Jennifer E. Vollmer
(Name and Address of Agent for Service)

Copies to:
S. Elliott Cohan Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York , New York 10036		Yukako Kawata Davis Polk & Wardwell 450 Lexington Avenue New York , New York 10017

     Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.
     If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☒
     It is proposed that this filing will become effective:
     ☒ When declared effective pursuant to Section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
Title Of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Interest(1)	Proposed Maximum Aggregate Offering Amount(1)	Amount of Registration Fee(2)
Limited liability company interests	100,000	$1,000	$100,000,000	$10,582.30
(1)	Estimated solely for the purpose of calculating the registration fee.
(2)	Transmitted prior to filing. Registration fee of $117.70 paid with filing of the initial Registration Statement, transmitted prior to this filing.

     ☒ The members of the Board of Directors of the Mercantile Absolute Return Master Fund LLC have also executed this Registration Statement.

CROSS REFERENCE SHEET

Item No.	Caption	Location

1.	Outside Front Cover Page	Outside Front Cover Page
2.	Cover Pages; Other Offering Information	Inside Front Cover and Outside Back Cover Pages
3.	Fee Table and Synopsis	Summary of Fees and Expenses
4.	Financial Highlights	Not Applicable
5.	Plan of Distribution	Subscriptions for Interests
6.	Selling Shareholders	Not Applicable
7.	Use of Proceeds	Use of Proceeds
8.	General Description of the Registrant	The Fund’s Structure
Investment Policies and Restrictions
Types of Investments and Related Risks
Other Risks
9.	Management	Management of the Fund
The Manager
The Adviser
Administrator
Custodian and Escrow Agent
Management Fee
Incentive Fee
Outstanding Securities
10.	Capital Stock, Long-Term Debt, and Other	Outstanding Securities
	Securities	Capital Accounts and Allocations
11.	Defaults and Arrears on Senior Securities	Not Applicable
12.	Legal Proceedings	Not Applicable
13.	Table of Contents of the Statement of
	Additional Information	Not Applicable
14.	Cover Page of SAI	Not Applicable
15.	Table of Contents	Table of Contents
16.	General Information and History	The Fund’s Structure
17.	Investment Objective and Policies	Investment Program
18.	Management	See Item 9 Above
19.	Control Persons and Principal Holders of	Management of the Fund
Securities
20.	Investment Advisory and Other Services	The Adviser
The Manager
Management Fee
Incentive Fee
21.	Portfolio Managers	The Adviser
22.	Brokerage Allocation and Other Practices	Brokerage
23.	Tax Status	Tax Aspects
24.	Financial Statements	Financial Statements

The information required to be included in this Registration Statement by Part A and Part B of Form N-2 is contained in the prospectus that follows.

MERCANTILE ABSOLUTE RETURN FUND LLC

Limited Liability Company Interests

     The Mercantile Absolute Return Fund LLC (the “Fund”) is a Delaware limited liability company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. As of the month end prior to the date of this prospectus, the Fund had outstanding $55,346,186 in limited liability company interests and its aggregate net assets were approximately $55,321,689.

      The Fund will invest substantially all of its investable assets into Mercantile Absolute Return Master Fund LLC, a Delaware limited liability company with the same investment objective as the Fund (the “Master Fund”). The Fund’s investment objective is to seek capital appreciation by investing substantially all of its assets, through its investment in the Master Fund, in a portfolio of investment vehicles, typically referred to as hedge funds (“Investment Funds”), managed pursuant to various alternative investment strategies. The Investment Funds in which the Master Fund will invest are subject to special risks. See “Types of Investments and Related Risks.”

      This prospectus applies to the offering of an additional $100,000,000 in limited liability company interests of the Fund (the “Interests”). The Interests will be offered in a continuous offering at net asset value, plus any applicable sales load, as described in this prospectus. Interests will be sold only to investors qualifying as “Eligible Investors” as described in this prospectus. Each investor is required to make a minimum initial investment of $75,000. No person who is admitted as a member of the Fund will have the right to require the Fund to redeem any Interest.

     The Interests have no history of public trading, will not be traded on any securities exchange or any other market and are subject to substantial restrictions on transferability and resale.

     If you purchase an Interest in the Fund, you will become bound by the terms and conditions of the Limited Liability Company Agreement of the Fund (the “LLC Agreement”). A copy of the LLC Agreement is attached as Appendix A to this prospectus.

     This prospectus sets forth information that you should know about the Fund before investing. You are advised to read this prospectus carefully and to retain it for future reference. This prospectus includes information required to be included in a prospectus and statement of additional information. Additional information about the Fund, including annual and semi-annual reports and other shareholder information, is available without charge by writing to the Fund c/o SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, PA 19456, by calling (800) 239-0418 or on the U.S. Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov). These reports will also be available on the Fund’s website at http://www.mercalts.com.

     The SEC has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Price to Public (1)	Sales Load (2)	Proceeds to the Fund (3)

Per $75,000 minimum initial investment	$75,000	$2,250	$72,750
Total	$100,000,000	$3,000,000	$97,000,000

(1)	The Interests will be offered in a continuous offering at net asset value, plus any applicable sales load. The net asset value of the Fund’s outstanding limited liability company interests as of month end prior to the date of this prospectus was $55,346,186.

(2)	Assumes a sales load of 3%. Investments generally are subject to a sales load of up to 3%, subject to waiver and adjustment for certain types of investors. See “Subscriptions for Interests.”

(3)	Assumes the sale of all Interests registered under this offering. In connection with this offering, the Fund expects to incur expenses of approximately $52,000.

Mercantile Investment Services, Inc. is the distributor of the Interests (the “Distributor”) on a best-efforts basis, subject to various conditions. Investors may purchase Interests through the Distributor or through broker-dealers and intermediaries that have entered into selling agreements with the Distributor.

The date of this prospectus is June 30, 2006

     The Interests are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

     The Interests are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the LLC Agreement and in compliance with federal and state securities laws.

     This prospectus will not constitute an offer to sell or the solicitation of an offer to buy, and no sale of Interests will be made in any jurisdiction in which the offer, solicitation or sale is not authorized or to any person to whom it is unlawful to make the offer, solicitation or sale. No person has been authorized to make any representations concerning the Fund that are inconsistent with those contained in this prospectus. Prospective investors should not rely on any information not contained in this prospectus. Prospective investors should not construe the contents of this prospectus as legal, tax or financial advice. Each prospective investor should consult his, her or its own professional advisers as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund for the investor.

     FOR A DISCUSSION OF CERTAIN RISK FACTORS AND SPECIAL CONSIDERATIONS WITH RESPECT TO OWNING THE INTERESTS, SEE “TYPES OF INVESTMENTS AND RELATED RISKS” AND “OTHER RISKS” BEGINNING ON PAGE 32 OF THIS PROSPECTUS.

Appendix A	–	Mercantile Absolute Return Fund LLC
Limited Liability Company Agreement

Appendix B	–	Mercantile Absolute Return Fund LLC
Investor Qualifications

Appendix C	–	Privacy Notice

Appendix D	–	Financial Statements

Appendix E	–	Performance Information
i

STRUCTURAL DIAGRAM

     This diagram and the accompanying text are intended as a simplified illustration of the master-feeder structure of which the Fund forms a part. Please refer to the body of this prospectus for a more complete discussion of the Fund and its investment program, as well as details regarding the fees, expenses and risks to which an investment in the Interests is subject.

     As further described in this prospectus, the Fund is a feeder fund in a master-feeder structure. The Fund will invest substantially all of its investable assets into the Master Fund with the same investment objective as the Fund. The Master Fund will invest principally in Investment Funds managed by third-party investment managers (“Investment Managers”) who employ a variety of alternative investment strategies. The Master Fund will have investors other than the Fund. Mercantile Absolute Return Fund for Tax-Exempt/Deferred Investors (TEDI) LLC (the “Tax-Exempt Fund”), which is a Mercantile investment company for tax-exempt and tax-deferred investors, will also invest in the Master Fund through an intermediate offshore entity, Mercantile Absolute Return Offshore Fund for Tax-Exempt/Deferred Investors (TEDI) LDC.

GLOSSARY

     The following is a glossary of terms used throughout this prospectus and their definitions. This glossary is set forth solely for the purpose of ease of reference. The terms summarized or referenced in this glossary are qualified in their entirety by the prospectus itself.

1940 Act	Investment Company Act of 1940, as amended.

Administration Agreements	Two separate administration agreements entered into (i) between the Fund and the Administrator, pursuant to which the Administrator provides administrative services to the Fund, and (ii) between the Master Fund and the Administrator, pursuant to which the Administrator provides administrative services to the Master Fund. Each of the Administration Agreements is referred to as an “Administration Agreement.”

Administrative Fee	Aggregate fee payable to the Administrator pursuant to the Administration Agreements for: (i) services rendered by the Administrator to the Fund, at an annual rate of 0.25% of the Fund’s net assets, plus an additional $15,000 annually, and (ii) services rendered by the Administrator to the Master Fund, at an annual rate of 0.20% of the Master Fund’s net assets.

Administrator	Mercantile Capital Advisors, Inc.

Adviser	Ramius HVB Partners, LLC.

Advisers Act	Investment Advisers Act of 1940, as amended.

Advisory Agreement	Agreement entered into among the Manager, the Adviser and the Master Fund, pursuant to which the Adviser has responsibility, subject to the supervision of the Manager and the Master Fund’s Board, for formulating a continuing investment program for the Master Fund.

Alternative Transaction	Possible ways in which the master-feeder structure of which the Fund forms a part could be modified in order to address any patent infringement issues potentially caused by the Patent Application.

Asset Coverage Requirement	A 1940 Act requirement that the value of a registered investment company’s total indebtedness may not exceed one-third of the value of its total assets, including the indebtedness, measured at the time the investment company incurs the indebtedness.

Benchmark Return	A non-cumulative return, determined from the first date of the fiscal year, except if a Member’s initial capital contribution is made after the beginning of the fiscal year, the Benchmark Return is instead determined from such initial contribution date. The Benchmark Return as of any accounting date equals the average of the rates for the generic three-month LIBOR as of the last day of each of the four immediately preceding calendar quarters, as published by Bloomberg, L.P.

BHC Act	The Bank Holding Company Act of 1956, as amended.

Board	The Board of Directors of the Fund.

C4S	C4S & Co., LLC.

Code	Internal Revenue Code of 1986, as amended.

Code of Ethics	Code of ethics adopted by each of the Fund, the Master Fund, the Manager, the Adviser and the Distributor.

Co-Investors	The Master Fund, or an Investment Fund in which the Master Fund participates and/or Other Client Accounts. Each of the Co-Investors is referred to as a “Co-Investor.”

Custodian	SEI Private Trust Company.

Derivatives	Derivatives or derivatives transactions.

Distributor	Mercantile Investment Services, Inc.

DOL	U.S. Department of Labor.

ERISA	Employee Retirement Income Security Act of 1974, as amended.

ERISA Plan	Employee benefit plan subject to ERISA.

Escrow Agent	SEI Private Trust Company.

Exchange Act	Securities Exchange Act of 1934, as amended.

Expense Limitation Agreement	Agreement among the Manager, the Fund and the Master Fund, pursuant to which the Manager has agreed to waive and/or reimburse the Fund’s expenses to the extent necessary to ensure that the Fund’s annualized ordinary operating expenses (excluding the Incentive Fee, if any) will not exceed the annualized ordinary operating expenses of the Fund as of the month end prior to the date on which the Fund commenced operations as a feeder fund.

Former Advisory Agreement	Investment advisory agreement among the Adviser, the Manager and the Fund, pursuant to which the Adviser served as an investment adviser to the Fund prior to the Fund’s reorganization into a master-feeder structure and execution of the Advisory Agreement.

Former Management Agreement	Investment management agreement between the Manager and the Fund, pursuant to which the Manager served as an investment manager to the Fund prior to the Fund’s reorganization into a master-feeder structure and execution of the Management Agreements.

Fund	Mercantile Absolute Return Fund LLC

HVB	Bayerische Hypo- und Vereinsbank AG

HVB Group	HVB and its affiliates.

Incentive Fee	Fee equal to 10% of each Member’s net profits in excess of such Member’s Loss Carryforward Amount paid by the Fund to the Manager if the net profits exceed the Benchmark Return.

Incentive Period	Period with respect to which the Incentive Fee is charged, which may be composed of one or more consecutive fiscal periods and which generally corresponds to a fiscal year.

Independent Directors	Directors who are not “interested persons” as defined under Section 2(a)(19) of the 1940 Act.

Initial Payment	In respect of the Promissory Note, the first of two payments to be made by the Fund to a Member whose Interest has been accepted for repurchase.

Interests	Limited liability company interests of the Fund offered pursuant to this prospectus.

Investment Funds	Investment vehicles, typically referred to as hedge funds, in which the Master Fund invests.

Investment Managers	Third-party investment managers of the Investment Funds.

IRS	Internal Revenue Service.

LLC Agreement	Limited Liability Company Agreement of the Fund, as amended.

Loss Carryforward Amount	Amount which for each Member commences at zero and, for each Incentive Period, is increased by the net losses allocated to such Member’s capital account for such Incentive Period or is reduced (but not below zero) by the net profits allocated to such Member’s capital account for such Incentive Period.

Manager	Mercantile Capital Advisors, Inc.

Management Agreements	Two separate investment management agreements entered into (i) between the Fund and the Manager and (ii) between the Master Fund and the Manager, pursuant to which the Manager is responsible for formulating a continuing investment program for the Master Fund. Each of the Management Agreements is referred to as a “Management Agreement.”

Management Fee	Quarterly fee of 0.3125% (1.25% on an annualized basis) of the Master Fund’s net assets payable to the Manager by the Master Fund.

Master Fund	Mercantile Absolute Return Master Fund LLC, a Delaware limited liability company in which the Fund invests substantially all of its investable assets and which has the same investment objective as the Fund.

Master Fund’s Board	The Board of Directors acting in its capacity as the board of directors of the Master Fund.

MBC	Mercantile Bankshares Corporation.

MCA	Mercantile Capital Advisors, Inc.

Members	Investors who acquire Interests.

MG	Man-Glenwood Lexington TEI, LLC.

MSD&T	Mercantile-Safe Deposit & Trust Company.

Notice Date	Date by which a Member choosing to tender an Interest for repurchase must do so.

Other Client Accounts	Investment Funds and other accounts, other than the Master Fund, managed by the Investment Managers.

Patent Application	A patent application disclosed by MG to have been filed and relating to a structure that interposes a Cayman Islands entity between a registered investment company and an underlying master fund.

PFIC	Passive foreign investment company, as defined in Section 1297 of the Code.

Plan	ERISA Plan or a plan or other arrangement such as an individual retirement account or Keogh plan subject to Section 4975 of the Code (collectively, “Plans”).

Policies	The Adviser’s proxy voting policies and procedures.

Post-Audit Payment	In respect of the Promissory Note, the second and final payment to be made by the Fund to a Member whose Interest has been accepted for repurchase.

Promissory Note	Promissory note that the Fund will give to each Member whose Interest has been accepted for repurchase, entitling the Member to be paid an amount equal to the value, determined as of the Valuation Date, of the repurchased Interest.

Ramius	Ramius Capital Group, L.L.C.

SEC	United States Securities and Exchange Commission.

Securities Act	Securities Act of 1933, as amended.

Sub-Administration Agreement	Sub-administration agreement entered into between the Administrator and the Sub-Administrator pursuant to which the Sub-Administrator assists the Administrator in providing administrative services to the Fund and the Master Fund.

Sub-Administrator	SEI Investments Global Funds Services.

Tax-exempt entity	Employee benefit plans subject to ERISA and entities that are generally exempt from U.S. federal income tax.

Tax-Exempt Fund	Mercantile Absolute Return Fund for Tax-Exempt/Deferred Investors (TEDI) LLC.

UBTI	Unrelated business taxable income, as defined in Sections 512 through 514 of the Code.

U.S. Government securities	Debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities.

Valuation Date	Date on which the Interests will be valued for repurchase.

SUMMARY

     This is only a summary and does not contain all of the information that a prospective investor should consider before investing in the Fund. Before investing, a prospective investor in the Fund should carefully read the more detailed information appearing elsewhere in this prospectus and the terms and conditions of the LLC Agreement, each of which should be retained by any prospective investor.

The Fund	Mercantile Absolute Return Fund LLC is a limited liability company organized under the laws of the State of Delaware and registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. As of the month end prior to the date of this prospectus, the Fund had outstanding $55,346,186 in limited liability company interests and its aggregate net assets were approximately $55,321,689.

On August 11, 2005, the Fund’s Board of Directors approved the Fund’s transfer of all of its assets to another fund, Mercantile Absolute Return Master Fund LLC, known in the investment company industry as a “master” fund in a “master-feeder” structure. As of the date of this prospectus, the Fund will become a “feeder” fund and will invest substantially all of its investable assets in the Master Fund.

The Master Fund is a closed-end, non-diversified management investment company with the same investment objective as the Fund. Ramius HVB Partners, LLC (the “Adviser”), an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), will serve as investment adviser to the Master Fund.

The Master Fund is a “fund of hedge funds” that provides a means for investors to participate in investments in investment funds that pursue a variety of alternative investment strategies. The Fund intends to afford investors who acquire Interests (“Members”), through an investment in the Master Fund, access to a variety of Investment Funds, the benefits of reduced risk through diversification and the benefits of professional portfolio management. An investment in a single professionally managed fund of hedge funds eliminates the need for investors to monitor or purchase interests in individual hedge funds. Nevertheless, an investor should at all times monitor his or her investment in the Fund. The Fund is an appropriate investment only for those investors who can tolerate a high degree of risk and do not require a liquid investment.

The Fund and the Master Fund are “non-diversified” investment companies for purposes of the 1940 Act, which means that they are not subject to limitations under the 1940 Act on the percentage of their assets that may be invested in the securities of any one issuer. Notwithstanding such non-diversified status, the Fund, through its investment in the Master Fund, intends to have a broad exposure to a number of Investment Funds. In addition, due to restrictions imposed by the Bank Holding Company Act of 1956, as amended (the “BHC Act”), the Master Fund is subject to limitations with respect to investments in any one Investment Fund. See “Other Risks—Banking Regulation.”

The assets of the Master Fund will be actively managed and the Members will bear both an asset-based fee and a performance-based incentive fee, which will be paid to Mercantile Capital Advisors, Inc., the Master Fund’s investment manager (the “Manager”).

The Master Fund will have investors other than the Fund. Mercantile Absolute

Return Fund for Tax-Exempt/Deferred Investors (TEDI) LLC, which is a Mercantile investment company for tax-exempt and tax-deferred investors, will also invest in the Master Fund. The Tax-Exempt Fund is organized in a three-tier master-feeder structure that interposes an offshore entity between the Tax-Exempt Fund and the Master Fund. See “Structural Diagram.”

Man-Glenwood Lexington TEI, LLC (“MG”), a non-affiliated investment company, disclosed that it has filed a patent application relating to a structure that interposes a Cayman Islands entity between a registered investment company and an underlying master fund (the “Patent Application”). The Patent Application has not been published and, accordingly, neither the Fund’s Board of Directors nor the Manager has had the opportunity to review the Patent Application. The date the Patent Application will be published is uncertain. In the event that the Patent Application is granted and it is determined that the master-feeder structure of which the Fund forms a part infringes on the MG patent, the Fund’s Board of Directors may determine to have the Master Fund enter into a licensing agreement pursuant to which the master-feeder structure may continue to operate without infringing on the MG patent. Such a licensing agreement will likely impose additional costs, in the form of licensing fees and other costs, on the Master Fund, the Fund and the Members.

If it is determined that the master-feeder structure of which the Fund forms a part infringes on the MG patent and a mutually agreeable license cannot or should not be negotiated, the Fund’s Board of Directors will be required to determine how to modify the master-feeder structure in order to address any patent infringement issues. The Fund may bear costs and expenses, and incur losses, as a result of the implementation of such a modification that would, in turn, be borne by the Members. There can be no assurance that these costs, expenses and losses will not have a material adverse effect on the Fund and the Members’ investment in the Fund. See “Other Risks—Man-Glenwood Patent Application.”

Investment Program	The Fund’s and the Master Fund’s investment objective is to seek capital appreciation.

The Fund intends to achieve its investment objective by investing substantially all of its investable assets in the Master Fund. The Master Fund intends to achieve its investment objective principally by investing in Investment Funds (including primarily unregistered investment funds, as well as registered investment companies to the extent permitted under Section 12(d) of the 1940 Act and the rules and regulations thereunder) managed by Investment Managers who employ a variety of alternative investment strategies. These investment strategies allow the Investment Managers the flexibility to leverage, sell short and hedge positions to take advantage of perceived inefficiencies across the global capital markets, and are referred to as “alternative investment strategies” in contrast to the investment programs of “traditional” registered investment companies, such as mutual funds. Traditionally, investment companies have generally been characterized by long-only investment strategies and limits on the use of leverage. Because Investment Funds following alternative investment strategies (whether hedged or not) are often described as “hedge funds,” the Master Fund’s investment program can be broadly referred to as a fund of hedge funds.

The Master Fund intends to invest in a portfolio of Investment Funds, each of which typically invests in one or more absolute return strategies that tend to exhibit substantially lower volatility (as measured by standard deviation) than the average common stock trading on a U.S. exchange or an index of stocks, such as the S&P 500. Additionally, many of these Investment Funds have historically shown relatively low (in some cases negative) correlation to each other, as well as low to negative correlation to broad equity and bond indices. Therefore, a fund of hedge funds, such as the Master Fund, focusing on the absolute return sector seeks to generate positive absolute returns over a market cycle with relatively low volatility.

The assets of the Fund will consist only of securities issued by the Master Fund and cash. In addition, the securities issued by the Master Fund will be the only investment securities held by the Fund.

The Master Fund will invest only in Investment Funds but may, pending such investments, or to maintain the liquidity necessary to meet repurchase requests or for operational needs, hold cash or cash equivalents or invest temporarily in high-quality fixed income securities, money market instruments, money market funds and repurchase agreements. In addition, the Master Fund may make temporary investments and hold cash or cash equivalents in anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows.

The Master Fund’s policy to invest in Investment Funds is not a fundamental investment policy. The Master Fund may change this investment policy upon not less than 60 days’ prior written notice to Members.

The Manager has retained Ramius HVB Partners, LLC to act as the investment adviser to the Master Fund. The Adviser is responsible for the allocation of assets to various Investment Funds, subject to policies adopted by the Master Fund’s Board of Directors. These Investment Funds will have investors other than the Master Fund.

The Adviser will allocate the Master Fund’s assets among the Investment Funds that, in its view, represent attractive investment opportunities. Allocation will depend on the Adviser’s assessment of the likely returns of various investment strategies that the Investment Funds utilize and the likely correlation among the investment strategies under consideration. Generally, the Investment Managers’ investment methods may include, but are not limited to, convertible arbitrage, fixed income arbitrage, hedged equity, long/short equity, managed futures and credit-based, event-driven and global macro investing. For a summary of certain investment strategies utilized by Investment Managers, see “Types of Investments and Related Risks—Investment Strategies and Related Risks.” For a complete description of the qualifications reviewed by the Adviser, see “Investment Program.”

For purposes of the Master Fund’s investment restrictions and its investment limitations under the 1940 Act, the Master Fund will not “look through” to the underlying investments of any Investment Funds in which the Master Fund invests, since such Investment Funds are generally not registered under the 1940 Act and are not subject to the Master Fund’s investment limitations or the other investment limitations under the 1940 Act.

Each of the Fund and the Master Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity

Exchange Act, as amended, and therefore is not subject to registration or regulation as a commodity pool under the Commodity Exchange Act.

The Offering	The Fund is offering an additional $100,000,000 in limited liability company interests. The Interests will be offered in a continuous offering at net asset value, plus any applicable sales load. See “Subscriptions for Interests.”

Risk Factors	The Fund’s and the Master Fund’s investment program is speculative and entails substantial risks. The Fund’s performance will depend upon the performance of the Investment Funds in the Master Fund’s portfolio and the Adviser’s ability to effectively select Investment Funds and allocate and reallocate the Master Fund’s assets among them. No assurance can be given that the Fund’s and the Master Fund’s investment objective will be achieved. Investors should not commit money to the Fund unless they have the resources to sustain the loss of their entire investment in the Fund.

Risks Related to Types of Investments and Investment Strategies. Although the Master Fund intends to form a portfolio designed to achieve non-market directional returns with low volatility, the Investment Funds selected by the Master Fund may invest and trade in a wide range of instruments and markets, which may have an unanticipated effect, and may digress from their expected investment strategies. The Investment Funds may invest in all manner of securities and financial instruments, including but not limited to equities, fixed income investments, options, futures, swaps and other derivatives or derivative transactions (“Derivatives”). Such investments may be illiquid and highly leveraged, or subject to extreme volatility.

In addition, the Investment Funds may use a wide range of investment techniques. The Investment Funds are generally not limited in the markets, either by location or type, such as large capitalization, small capitalization or U.S. and non-U.S. markets, in which they are expected to invest, or the investment discipline that their Investment Managers may employ, such as value or growth or bottom-up or top-down analysis. The Investment Funds may use various investment techniques for hedging and non-hedging purposes. An Investment Fund may, for example, sell securities short and purchase and sell options contracts and enter into other Derivatives, subject to certain limitations described elsewhere in this prospectus. The use of these techniques may be an integral part of an Investment Fund’s investment strategy and may involve certain risks and result in significant losses. The Investment Funds may use leverage, which also entails risk. See “Types of Investments and Related Risks.”

Investment Fund Strategy Risk. The Master Fund and the Fund are subject to Investment Fund strategy risk. Strategy risk refers to the failure or deterioration of investment or trading techniques employed within or across strategies, such that some or all Investment Managers employing such techniques may suffer significant losses. Losses associated with strategy risk may result from excessive concentration by multiple Investment Managers in the same or similar trading positions. Likewise, broad events or market dislocations, particularly those accompanied by illiquidity, may adversely affect a wide range of Investment Funds in certain strategies. Many of the trading or investment strategies employed by Investment Funds are speculative and involve substantial risks. Specific strategy risks relating to Investment Fund strategies include, for example, strategies utilized by Investment Managers involving convertible arbitrage, fixed income arbitrage, hedged equity, long/short equity, managed futures and credit-based, event-driven and global macro investing. For a more detailed summary of these strategies, see “Types of Investments and Related Risks—Investment Strategies and Related Risks.” There can be no assurance that the Investment Managers will succeed in any of these strategies.

Non-Diversified Status. As a non-diversified investment company, the Master Fund is not subject to percentage limitations imposed by the 1940 Act on the portion of its assets that may be invested in the securities of any one issuer. Also, there are no requirements under the 1940 Act that the investments of the Investment Funds be diversified and the Investment Funds may, in some cases, concentrate their investments in a single industry or group of related industries. As a result, the Master Fund’s investment portfolio may be subject to greater risk and volatility than if the Master Fund were subject to the diversification requirements under the 1940 Act. See “Types of Investments and Related Risks.”

Lack of Liquidity of Interests. The Fund is a closed-end, non-diversified management investment company designed primarily for long-term investors. Investors should not invest in the Fund if they need a liquid investment. Interests in the Fund will not be traded on any securities exchange, are not expected to trade on any other market, and are subject to substantial restrictions on transferability and resale. There is no secondary trading market for the Interests and none is expected to develop. The Interests are therefore not readily marketable. The transferability of Interests will be subject to certain restrictions contained in the LLC Agreement and may be affected by restrictions imposed under applicable securities laws with regard to restricted investments. The Fund may offer to repurchase Interests, but the Interests will not be redeemable at a Member’s option nor will they be exchangeable for interests, units, or shares of any other fund, because the Fund is a closed-end investment company. The Fund may repurchase less than the full amount of an Interest that a Member tenders for repurchase. If the Fund does not repurchase a Member’s Interest, the Member may not be able to dispose of its Interest, even during periods of Fund underperformance, due to the substantial restrictions on the transferability of the Interests.

Investment Fund Interests Generally Illiquid; Lack of Liquidity of Master Fund. The interests in the Investment Funds in which the Master Fund will invest will generally be illiquid and, consequently, the Master Fund may be illiquid. The Master Fund may make investments in, or withdrawals from, the Investment Funds only at certain times specified in the governing documents of the Investment Funds. The Master Fund will typically be able to dispose of Investment Fund interests that it has purchased only on a periodic basis, subject to advance notice requirements. In addition, Investment Funds may impose certain restrictions on withdrawals, such as lock-ups, gates, or suspensions of withdrawal rights under certain circumstances, during which time the Master Fund may not withdraw all or part of its interest in the Investment Fund, or may withdraw only by paying a penalty. There may be times when the Adviser intends to withdraw all or a portion of the Master Fund’s investment in an Investment Fund but cannot immediately do so even when other investors in the Investment Fund are able to withdraw. The Fund may need to suspend or postpone repurchase offers to Members if the Master Fund is not able to dispose of Investment Fund interests in a timely manner, thus affecting negatively the Members’ liquidity.

In addition, as a result of delays in the Master Fund’s ability to withdraw from an Investment Fund, the Master Fund may need to borrow money to fund new investments in Investment Funds or to meet repurchase requests from the Fund. A portion of the proceeds of the offering of the Interests may be used to pay down any outstanding borrowing which the Master Fund may incur to fund new investments and for other purposes, as described under “Use of Proceeds.”

In-Kind Distributions by Investment Funds. Investment Funds may be permitted to distribute securities in kind to investors, including the Master Fund. The Master Fund expects that in the event of an in-kind distribution, it will typically receive securities that are illiquid or difficult to value. In such circumstances, the Adviser would seek to dispose of these securities in a manner that is in the best interest of the Master Fund.

Inability to Invest in Investment Funds. Because the Master Fund may make additional investments in or withdrawals from Investment Funds only at certain times according to limitations set out in the governing documents of the Investment Funds, the Master Fund from time to time may have to invest some of its assets temporarily in high-quality fixed income securities, money market securities, money market funds or repurchase agreements, or hold cash or cash equivalents. During this time that the Master Fund’s assets are not invested in Investment Funds, that portion of the Master Fund’s assets will not be used to pursue the Master Fund’s investment objective. In addition, the Master Fund will pay the full amount of the Management Fee (as defined herein) and the Fund will pay the full amount of any Incentive Fee (as defined herein) even while the Master Fund’s assets are invested only in temporary investments.

Fluctuations in Value. The value of the Master Fund’s net assets (and, accordingly, the value of the Fund’s investment in the Master Fund) will fluctuate primarily based on the fluctuation in the value of the Investment Funds in which it invests. To the extent that the portfolio of an Investment Fund is concentrated in securities of a single issuer or issuers in a single industry or market, the risk of the Master Fund’s investment in that Investment Fund will be increased. Investment Funds may be more likely than other types of funds to engage in the use of leverage, short sales and Derivatives. An Investment Fund’s use of such transactions is likely to cause the value of the Investment Fund’s portfolio to appreciate or depreciate at a greater rate than if such techniques were not used. The investment environment in which the Investment Funds invest may be influenced by, among other things, interest rates, inflation, politics, fiscal policy, current events, competition, productivity, technological and regulatory change.

Multiple Levels of Fees and Expenses. Each Investment Manager generally will charge the Master Fund, as an investor in an Investment Fund, an asset-based fee, and some or all of the Investment Managers will receive performance-based fees. The Manager will also receive an asset-based fee and may receive a performance-based incentive fee. By investing in Investment Funds indirectly through the Fund, an investor in the Fund (as an investor in the Master Fund) will bear asset-based and performance-based fees at the Master Fund level in addition to any asset-based and performance-based fees at the Investment Fund level. Thus, an investor in the Fund may be subject to higher operating expenses than it would if he or she invested in another closed-end fund with a different investment focus.

The asset-based fee and the performance-based incentive fee received by the Manager will be used to compensate the Adviser. The receipt of a performance-based fee by an Investment Manager, or receipt of a portion of the performance-based incentive fee by the Adviser, may create an incentive for an Investment Manager or the Adviser to make investments that are riskier or more speculative than those that might have been made in the absence of such fees. Further, because a performance-based fee will generally be calculated on a basis that includes unrealized appreciation of the Master Fund’s or an Investment Fund’s assets, such fee may be greater than if it were based solely on realized gains. See “Incentive Fee.” In addition, an Investment Manager to an Investment Fund will receive any performance-based fee to which it is entitled, irrespective of the performance of the other Investment Funds in the Master Fund’s portfolio and the Fund generally. Thus, an Investment Manager with positive performance may receive compensation from the Master Fund, as an investor in the Investment Fund, and indirectly from the Fund and its Members, even if the Fund’s overall returns are negative.

Duplicative Transaction Costs. Investment Managers make the investment decisions of the Investment Funds independently of each other. Consequently, at any particular time, one Investment Fund may be purchasing interests in an issuer that at the same time are being sold by another Investment Fund. Investing by Investment Funds in this manner will cause the Master Fund to indirectly incur certain transaction costs without accomplishing any net investment result.

Investment Funds Not Registered. The Investment Funds generally will not be registered as investment companies under the 1940 Act and the Master Fund, as an investor in these Investment Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies.

Although the Adviser will periodically receive information from each Investment Fund regarding its investment performance and investment strategy, the Adviser may have little or no means of independently verifying this information. Investment Funds are not contractually or otherwise obligated to inform their investors, including the Master Fund, of details surrounding proprietary investment strategies. In addition, the Master Fund and the Adviser have no control over the Investment Funds’ investment management, brokerage, custodial arrangements or operations and must rely on the experience and competency of each Investment Manager in these areas.

Investments in Non-Voting Stock. The Master Fund may elect to hold its interest in an Investment Fund in non-voting form. Additionally, the Master Fund may choose to limit the amount of voting securities it holds in any particular Investment Fund and may, as a result, hold substantial amounts of non-voting securities in a particular Investment Fund. To the extent the Master Fund holds non-voting securities of an Investment Fund, it will not be able to vote on matters that require the approval of the investors in the Investment Fund. This restriction could diminish the influence of the Master Fund in an Investment Fund and adversely affect its investment in the Investment Fund, which could result in unpredictable and potentially adverse effects on the Fund and the Members.

Prospective investors in the Fund should review carefully the discussion under the captions “Types of Investments and Related Risks” and “Other Risks” for other risks associated with the Fund and the Investment Managers’ styles of investing. Only investors that understand the nature of the investment, do not require more than limited liquidity in the investment and have sufficient resources to sustain the loss of their entire investment should make an investment in the Fund.

Board of Directors	The Board of Directors has overall responsibility for the management and supervision of the operations of the Fund (in such capacity, the “Board”) and the Master Fund (in such capacity, the “Master Fund’s Board”). Any vacancy in the position of Director of the Board may be filled by the remaining Directors, or, if required by Section 16 of the 1940 Act, by a vote of a plurality of the vote at a meeting of the Members at which a quorum of Members is present in person or by proxy. See “Board of Directors” and “Voting.”

The Manager	Mercantile Capital Advisors, Inc. (“MCA”), a corporation formed under the laws of the State of Maryland, serves as the investment manager of the Master Fund. In addition, MCA assists with the day-to-day operations of the Fund and the Master Fund. MCA is registered with the SEC as an investment adviser under the Advisers Act. MCA is a wholly-owned subsidiary of Mercantile-Safe Deposit & Trust Company (“MSD&T”). Mercantile Bankshares Corporation (“MBC”) is a holding company for MSD&T and its affiliates. See “The Manager.”

The Adviser

Ramius HVB Partners, LLC (formerly known as RCG Tapestry LLC), a limited liability company organized under the laws of Delaware, is the investment adviser of the Master Fund. The Adviser is registered with the SEC as an investment adviser under the Advisers Act. The Adviser is jointly owned by Ramius Capital Group, L.L.C. (“Ramius”), a limited liability company organized under the laws of Delaware, and Bayerische Hypo-und Vereinsbank AG (“HVB”), a German corporation. See “The Adviser” and “Investment Advisory Agreement.”

The day-to-day management of the Master Fund’s portfolio will be the responsibility of Thomas W. Strauss, Richard Fertig, James Neumann and Hiren R. Patel.

Administrator	MCA serves as the administrator to the Fund and the Master Fund (the “Administrator”). The Fund and the Master Fund will pay fees to the Administrator for administrative services and will reimburse the Administrator for out-of-pocket expenses. See “Fund Expenses” and “Administrator.” In accordance with the terms of the Administration Agreements (as defined herein), the Administrator retained SEI Investments Global Funds Services to serve as a sub-administrator (the “Sub-Administrator”).

Custodian and Escrow Agent	The Fund and the Master Fund have retained SEI Private Trust Company to provide certain custodial services to the Fund and the Master Fund (the “Custodian”). In consideration of such services, the Master Fund will pay the Custodian, and the Fund as an investor in the Master Fund will bear its pro rata share of, a fee at an annual rate of 0.01% of the Master Fund’s net assets. The fee will accrue monthly and will be paid out of the Master Fund’s assets quarterly. The Fund and the Master Fund will also reimburse the Custodian for out-of-pocket expenses. See “Fund Expenses.”

The Fund has retained SEI Private Trust Company to also serve as escrow agent (the “Escrow Agent”) with respect to subscription monies received from prospective investors and monies held pending payment to Members in connection with repurchases of Interests. The Fund will reimburse the Escrow Agent for out-of-pocket expenses. See “Fund Expenses” and, for a full description of the escrow arrangement, see “Custodian and Escrow Agent.”

Distributor	Mercantile Investment Services, Inc. is the distributor of the Interests and serves in that capacity on a best-efforts basis, subject to various conditions. Investors may purchase Interests through the Distributor or through broker-dealers and intermediaries that have entered into selling agreements with the Distributor. The Distributor will generally be entitled to receive a sales load from each investor purchasing an Interest.

Expenses

The Manager will provide, or will arrange at its expense for the provision of, certain management and administrative services to the Fund and the Master Fund. Among those services are: providing office space and other support services; maintaining and preserving certain records; preparing and filing various materials with state and U.S. federal regulators; providing legal and regulatory advice in connection with management and administrative services; and reviewing and arranging for payment of the Fund’s and the Master Fund’s expenses.

In consideration of the investment advisory services that the Adviser provides to the Master Fund, the Manager will pay an amount equal to one-half of the Management Fee (as defined herein) and one-half of any Incentive Fee (as defined herein) to the Adviser. The Adviser will bear all of its own costs incurred in providing investment advisory services to the Master Fund.

Fees and expenses borne by the Master Fund (and thus indirectly by the Fund and Members) include:

•	All expenses related to the Master Fund’s investment program (other than the Adviser’s own costs), including, but not limited to:

	°	The Master Fund’s share of fees paid and expenses reimbursed to Investment Managers (including management fees, performance-based fees and redemption or withdrawal fees, however titled or structured);

	°	All costs and expenses directly related to portfolio transactions and positions for the Master Fund’s account, such as direct and indirect expenses associated with the Master Fund’s investments, including its investments in Investment Funds (whether or not consummated);

	°	All costs and expenses related to enforcing the Master Fund’s rights in respect of such investments;

	°	Transfer taxes and premiums;

	°	Taxes withheld on non-U.S. income;

	°	Fees for data and software providers;

	°	Research expenses;

	°	Professional fees (including, without limitation, the fees and expenses of consultants, attorneys and experts);

	°	Brokerage commissions, if applicable in connection with temporary or cash management investments;

	°	Interest and commitment fees on loans and debit balances;

	°	Borrowing charges on securities sold short;

	°	Dividends on securities sold but not yet purchased; and

	°	Margin fees;

•	Fees and out-of-pocket expenses of the Custodian;

•	The Management Fee (as defined herein);

•	Costs and charges for equipment and services used in communicating information regarding the Master Fund’s transactions;

•	Operational expenses, including, but not limited to:

	o	Any non-investment-related interest expense;

	°	Attorneys’ fees and disbursements;

	°	Fees and disbursements of accountants and expenses related to the annual audit of the Master Fund;

	°	The portion of the Administrative Fee (as defined herein) and the Administrator’s out-of-pocket expenses paid by the Master Fund;

	°	Recordkeeping fees and expenses;

	°	The costs of errors and omissions, directors’ and officers’ liability insurance and a fidelity bond;

	°	The costs of preparing and mailing reports and other communications, including proxy, tender offer correspondence or similar materials, to the Master Fund’s members;

	°	Fees and travel expenses of Directors relating to meetings of the Master Fund’s Board and committees thereof; and

	°	Any extraordinary expenses, including indemnification expenses.

Fees and expenses borne by the Fund (and thus indirectly by Members)

include:

	•	Operational expenses, including, but not limited to:

		o	Any interest expense;

		°	Attorneys’ fees and disbursements;

		°	Fees and disbursements of accountants and expenses related to the annual audit of the Fund;

		°	The portion of the Administrative Fee (as defined herein) and the Administrator’s out-of-pocket expenses paid by the Fund;

		°	Recordkeeping fees and expenses;

		°	Out-of-pocket expenses of the Escrow Agent;

		°	The costs of errors and omissions, directors’ and officers’ liability insurance and a fidelity bond;

		°	The costs of preparing and mailing reports and other communications, including proxy, tender offer correspondence or similar materials, to Members;

		°	Fees and travel expenses of Directors relating to meetings of the Board and committees thereof; and

		°	Any extraordinary expenses, including indemnification expenses;

	•	Out-of-pocket expenses of the Custodian;

	•	The Incentive Fee, if any.

The Manager will bear certain of the costs and expenses incurred in connection with the restructuring of the Fund as a feeder fund in a master-feeder structure, including organizational costs of the Master Fund and costs incurred in connection with the initial offering of the Master Fund’s interests. The Fund will bear the remaining portion of such costs and expenses, subject to the Expense Limitation Agreement (as defined herein), pursuant to which the Manager has agreed to limit the Fund’s total ordinary operating expenses (excluding the Incentive Fee, if any) for a period of two years following the master-feeder restructuring.

The Fund will pay the ongoing offering costs incurred in connection with the periodic offers of Interests. The Fund as an investor in the Master Fund will also bear its pro rata share of any ongoing offering costs incurred in connection with the periodic offers of the Master Fund’s interests.

Expense Limitation	The Manager has entered into an agreement with the Fund and the Master Fund whereby it has agreed to waive and/or reimburse the Fund’s expenses to the extent necessary to ensure that the Fund’s annualized ordinary operating expenses (excluding the Incentive Fee, if any) will not exceed the annualized ordinary operating expenses of the Fund as of the month end prior to the date on which the Fund commenced operations as a feeder fund (“Expense

Limitation Agreement”). The annualized ordinary operating expenses of the Fund as of May 31, 2006 were 1.74%. The Expense Limitation Agreement will remain in effect for two years following the master-feeder restructuring and may be renewed for additional periods.

Management Fee

In consideration of the services that the Manager will provide to the Master Fund, the Master Fund will pay the Manager, and the Fund as an investor in the Master Fund will bear its pro rata share of, a quarterly fee of 0.3125% (1.25% on an annualized basis) of the Master Fund’s net assets (the “Management Fee”). The Management Fee will be an expense paid out of the Master Fund’s assets quarterly, and the Fund’s share of the Management Fee will be debited from the Members’ capital accounts.

The Manager will pay an amount equal to one-half of the Management Fee to the Adviser. In addition, the Manager may pay a portion of the remaining Management Fee to entities that assist in the distribution of Interests and that may be affiliated with the Manager. These payments will be in addition to the direct sales load paid by investors. See “Subscriptions for Interests—Distribution Arrangements and Sales Loads.”

The Manager may waive, at its sole discretion, up to one-half of the Management Fee. There is no other limit on the amount of the Management Fee the Manager may waive. Any waiver would be for the benefit of all Members, as well as other investors in the Master Fund, on an equal and pro rata basis. There can be no assurance that the Manager will waive any portion of the Management Fee. However, pursuant to the Expense Limitation Agreement, the Manager has agreed to limit the Fund’s total ordinary operating expenses (excluding the Incentive Fee, if any) for a period of two years following the master-feeder restructuring. See “Expense Limitation Agreement.”

Incentive Fee

In addition to the Management Fee, the Fund will pay the Manager an Incentive Fee equal to 10% of each Member’s net profits in excess of such Member’s Loss Carryforward Amount (as described herein); provided, however, that for any given Incentive Period, no Incentive Fee will be charged to any Member unless the net profits applicable to such Member exceed the Benchmark Return for such Incentive Period and, further provided, that the Incentive Fee will be charged only up to the extent it does not reduce such Member’s net profits below the amount of the Benchmark Return.

The “Benchmark Return” is a non-cumulative return, determined from the first date of the fiscal year, except if a Member’s initial capital contribution is made after the beginning of the fiscal year, the Benchmark Return is instead determined from such initial contribution date. The Benchmark Return as of any accounting date equals the average of the rates for the generic three-month LIBOR as of the last day of each of the four immediately preceding calendar quarters, as published by Bloomberg, L.P. The Manager will pay the Adviser one-half of the Incentive Fee. See “Incentive Fee.”

The “Loss Carryforward Amount” for a Member commences at zero and, for each incentive period (which generally corresponds to a fiscal year, an “Incentive Period”), is increased by the net losses allocated to such Member’s capital account for such Incentive Period or is reduced (but not below zero) by the net profits allocated to such Member’s capital account for such Incentive

Period. A Member’s Loss Carryforward Amount will be proportionately adjusted with respect to any contributions, transfers, distributions and repurchases applicable to the Member’s capital account.

Administrative Fee

In consideration of the administrative services provided to the Fund, the Fund will pay the Administrator a fee at an annual rate of 0.25% of the Fund’s net assets, plus an additional $15,000 annually. In addition, in consideration of the administrative services provided to the Master Fund, the Master Fund will pay the Administrator a fee at an annual rate of 0.20% of the Master Fund’s net assets (together, the “Administrative Fee”). The Administrative Fee will accrue monthly and will be paid out of the Fund’s and the Master Fund’s respective assets quarterly. The Fund as an investor in the Master Fund will bear its pro rata share of the Administrative Fee paid by the Master Fund. The Fund and the Master Fund will also reimburse the Administrator for out-of-pocket expenses. See “Administrator.”

The Administrator may waive, at its sole discretion, all or a portion of the Administrative Fee payable by the Fund. Any waiver would be for the benefit of all Members on an equal and pro rata basis. There can be no assurance that the Administrator will waive any portion of the Administrative Fee payable by the Fund. However, pursuant to the Expense Limitation Agreement, the Manager has agreed to limit the Fund’s total ordinary operating expenses (excluding the Incentive Fee, if any) for a period of two years following the master-feeder restructuring. See “Expense Limitation Agreement.”

The Administrator will pay the Sub-Administrator out of its Administrative Fee a quarterly sub-administrative fee. The Administrator is responsible for the payment of the sub-administrative fee. The sub-administrative fee is not an additional expense of the Fund or the Master Fund. In addition, the Administrator may pay a portion of the Administrative Fee to entities that provide the Fund with ongoing investor services.

Allocation of Profit and Loss	The net profits or net losses of the Fund (including, without limitation, net realized gain or loss and net unrealized appreciation or depreciation of securities positions) will be credited to or debited from the capital account of each Member at the end of each fiscal period of the Fund in accordance with the Member’s respective “investment percentage” for the period. A Member’s investment percentage will be determined by dividing the balance of the Member’s capital account as of the beginning of a fiscal period by the sum of the balances of the capital accounts of all Members at such time. See “Capital Accounts and Allocations—Allocation of Net Profits and Net Losses.”

Conflicts of Interest	The investment activities of the Adviser, the Investment Managers and their affiliates for their own accounts and other accounts they manage, and the management activities of the Manager, may give rise to conflicts of interest that may disadvantage the Fund and the Master Fund. MCA, its parent company, MSD&T, and MSD&T’s parent company, MBC (together with their affiliates and subsidiaries), are involved in a broad spectrum of financial services and asset management activities, and in the ordinary course of business may engage in activities in which their interests or the interests of their clients conflict with those of the Fund, the Master Fund or the Members.

The personnel of the Adviser and its affiliates provide advisory services to various other funds that utilize an investment program that is substantially similar to that of the Master Fund. Conflicts of interest may arise for the Adviser or the Manager in connection with certain transactions involving investments by the Master Fund in Investment Funds and investments by other funds advised by the Adviser, or sponsored or managed by the Manager, in the same Investment Funds.

Subscription for Interests

The minimum initial investment in the Fund from each investor is $75,000, and the minimum additional investment in the Fund is $10,000. The Fund may reduce these minimum initial and additional investment amounts with respect to individual investors or classes of investors (for example, with respect to certain key employees, officers or directors of the Fund, the Master Fund, the Adviser, the Manager or their affiliates). The Fund may accept investments for any lesser amount under certain circumstances, including where an investor has significant assets under the management of the Manager or its affiliate, in the case of regular follow-on investments and other special circumstances that may arise.

In addition, the Fund may, in its discretion, repurchase a Member’s entire Interest if the Member’s capital account balance in the Fund, as a result of repurchase or transfer requests by the Member, falls below $50,000. The Fund reserves the right to repurchase the Member’s entire Interest under this circumstance in order to help prevent operational inefficiencies and expense with respect to account administration. There may be instances in which the Fund may choose not to repurchase a Member’s entire Interest despite such capital account balance shortfall, including cases in which it is anticipated that the Member’s capital account balance will only temporarily fall below $50,000, the Member’s capital account balance taken together with the Member’s investments through related accounts exceeds $50,000, the Member has significant assets under management of the Manager or its affiliate, and in other special circumstances.

The Fund is offering Interests in a continuous offering. The Fund intends to accept initial and additional subscriptions for Interests as of the first business day of each calendar month. A prospective investor must submit to the Fund a completed investor application before the applicable subscription date. All subscriptions are also subject to the actual receipt of payment in the full amount of the subscription no later than at the close of business (5 p.m. EST) on the third business day prior to the applicable subscription date. Although the Fund may accept, in its sole discretion, a subscription prior to actual receipt of payment, an investor may not become a Member until payment has been received. The Fund reserves the right to reject, in its sole discretion, any subscription. The Fund also reserves the right, in its sole discretion, not to accept future subscriptions at any time and from time to time.

The Interests will be offered at net asset value, plus any applicable sales load. The specific amount of the sales load will depend on the size of the investment in the Fund, as follows:

	•	3% on the first $500,000 of any investment;

	•	2% on the amount of any investment that exceeds $500,000, but is less than $1 million; and

•	1% on the amount of any investment that exceeds $1 million.

The sales load is “stepped up”, meaning that an investor who makes a $600,000 investment in the Fund will pay a 3% sales load on $500,000 of its investment and a 2% sales load on $100,000 of its investment.

The sales load will be deducted from a prospective investor’s subscription amount; it will not constitute a capital contribution made by the Member to the Fund nor part of the assets of the Fund.

Under a right of accumulation offered by the Fund, the amount of a Member’s each additional investment in the Fund will be aggregated with the amount of the Member’s initial investment and any additional investments in the Fund in determining the applicable sales load at the time of the additional investment. The right of accumulation also applies to investments in the Fund by an investor’s spouse and investments for certain related accounts. In addition, the sales load will be waived for certain types of investors. An investor must request the reduced sales load or waiver of sales load when making an investment.

For detailed information about subscriptions and sales loads, including reductions and waivers of sales loads, see “Subscriptions for Interests—Distribution Arrangements and Sales Loads.”

Prior to investing in the Fund, prospective investors are encouraged to review the Fund’s most recent annual and semi-annual reports, which are available at no charge upon request by contacting the Fund at (800) 239-0418 or on the SEC’s website at http://www.sec.gov. These reports contain financial statements of the Fund and additional information regarding the Fund’s performance.

Eligibility

The Fund will require each prospective investor to certify that the investor is a “qualified client” within the meaning of Rule 205-3 under the Advisers Act. A “qualified client” means an individual or company (other than an investment company) that has a net worth (or, in the case of individuals, a joint net worth with their spouse) of more than $1.5 million, or that meets certain other qualification requirements. Investors who meet such qualifications are referred to in this prospectus as “Eligible Investors.” Existing Members subscribing for additional Interests will be required to qualify as “Eligible Investors” at the time of the additional subscription.

The qualifications required to invest in the Fund will appear in the investor application that must be completed by each prospective investor and are also set out in Appendix B to the prospectus.

Transfer Restrictions

The Interests are subject to substantial restrictions on transferability.

No person may become a substituted Member without the written consent of the Board, which consent may be withheld for any reason in its sole discretion. An Interest (or portion of an Interest) held by a Member may be transferred only (1) by operation of law due to the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of the Member or (2) under certain limited circumstances, with the written consent of the Board (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances). No transfer will be permitted unless the Fund consults with its counsel and counsel confirms that the transfer will not cause the Fund to be treated as a “publicly traded partnership” taxable as a corporation. Notwithstanding a finding that the transfer will not cause the Fund to be treated as a “publicly traded partnership” taxable as a corporation, the Board generally may not consent to a transfer of an Interest (or portion of an Interest) unless the following conditions are met: (1) the transferring Member has been a Member for at least six months; (2) the proposed transfer is to be made on the valuation date of an offer by the Fund to repurchase the Interest (or portion of the Interest); and (3) the transfer is (a) one in which the tax basis of the Interest in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferring Member (e.g., certain transfers to affiliates, gifts and contributions to family entities), (b) to members of the transferring Member’s immediate family (siblings, spouse, parents or children), or (c) a distribution from a qualified retirement plan or an individual retirement account.

Notice to the Fund of any proposed transfer of an Interest must include evidence satisfactory to the Board that the proposed transferee is an Eligible Investor, as discussed in detail under “Subscriptions for Interests Eligible Investors.”

A Member who transfers an Interest may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer. See “Redemptions, Repurchases and Transfers of Interests Transfers of Interests.”

Redemptions and Repurchases of Interests by the Fund

No Member will have the right to require the Fund to redeem its Interest (or any portion of its Interest). The Fund may from time to time offer to repurchase Interests, in whole or in part, pursuant to written tenders by Members. Each such repurchase offer may be limited and will generally apply to 5% to 25% of the assets of the Fund. Repurchases will be made at such times, in such amounts and on such terms as the Board may determine in its sole discretion. In determining whether the Fund should offer to repurchase Interests, in whole or in part, the Board will consider a variety of operational, business and economic factors. The Board expects that the Fund will offer to repurchase Interests, in whole or in part, from Members semi-annually.

The Fund’s assets will consist primarily of its interest in the Master Fund. Therefore, in order to finance the repurchase of Interests pursuant to tender offers, the Fund may find it necessary to liquidate all or a portion of its interest in the Master Fund. Because interests in the Master Fund may not be transferred, the Fund may withdraw a portion of its interest only pursuant to repurchase offers by the Master Fund. The Fund will not conduct a repurchase offer for Interests unless the Master Fund simultaneously conducts a repurchase offer for interests in the Master Fund. The Master Fund’s Board expects that the Master Fund will conduct repurchase offers on a semi-annual basis in order to permit the Fund to meet its obligations under its repurchase offers. However, there can be no assurance that the Master Fund’s Board will, in fact, decide to undertake a repurchase offer, and consequently that the Fund will be able to finance the repurchase of Interests. The Fund cannot make a repurchase offer larger than the corresponding repurchase offer made by the Master Fund. The Master Fund will make repurchase offers, if any, to all of its investors, including the Fund, on the same terms, and this feature may affect the size of the Master Fund’s repurchase offers. Subject to the Master Fund’s investment restriction with respect to borrowings, the Master Fund may borrow money or issue debt obligations to finance its repurchase obligations pursuant to any such repurchase offer.

The LLC Agreement provides for the dissolution of the Fund if any Member that has submitted a written request, in accordance with the terms of the LLC Agreement, to tender its entire Interest for repurchase by the Fund has not been given the opportunity to so tender within a period of two years after the request (whether pursuant to a single repurchase offer or multiple consecutive offers within the two-year period).

The Fund has the right to repurchase Interests if the Board determines that the repurchase is in the best interest of the Fund or upon the occurrence of certain events specified in the LLC Agreement, including, but not limited to, attempted transfers in violation of the transfer restrictions described above. See “Redemptions, Repurchases and Transfers of Interests.”

The Fund charges a repurchase fee of 1.00% on repurchases of Interests that have been held less than 180 days. The fee will be deducted from the repurchase proceeds due to the Member who tendered its Interest for repurchase, and cannot be paid separately. The fee will be credited to the assets of the Fund, and is designed to offset the brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term holding of Interests. From time to time, the Fund may waive or modify the repurchase fee for certain categories of investors.

Summary of Taxation	The Fund and the Master Fund intend to operate so that each will be treated as a partnership for U.S. federal income tax purposes. Assuming that each of the Fund and the Master Fund is treated as a partnership, neither the Fund nor the Master Fund will be subject to U.S. federal income tax, and each Member will be required to report on its tax return its share of the Fund’s income, gains, losses, deductions and credits. Prospective investors are urged to consult their tax advisers concerning the potential tax consequences of an investment in the Fund. See “Tax Aspects.”

Employee Benefit Plans and Other Tax-Exempt Entities	Employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other entities that are generally exempt from U.S. federal income tax (each, a “tax-exempt entity”) are not permitted to purchase Interests. See “ERISA Considerations.” The Master Fund and the Investment Managers may utilize leverage in connection with their investment or trading activities with the result that a tax-exempt entity that is a Member may derive unrelated business taxable income (“UBTI”) within the meaning of the Internal Revenue Code of 1986, as amended (the “Code”), and incur income tax liability, as a consequence of an investment in the Fund. See “Tax Aspects.” Accordingly, tax-exempt entities are expected to invest in the Master Fund through Mercantile Absolute Return Fund for Tax-Exempt/Deferred Investors (TEDI) LLC, which is a Mercantile “feeder fund” for tax-exempt entities that will invest in the Master Fund.

Reports to Members	The Fund will furnish to Members as soon as practicable after the end of each taxable year such information as is required by law to assist the Members in preparing their tax returns. An Investment Manager’s delay in providing this information could delay the Master Fund’s (and, therefore, the Fund’s) preparation of tax information for investors, which might require Members to seek extensions of the time to file their tax returns, or could delay the preparation of the Fund’s annual report. See “Types of Investments and

Related Risks—Risks of Fund of Hedge Funds Structure—Availability of Information.” The Fund will send to Members an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. The Fund will also send to Members quarterly reports regarding the Fund’s operations during each quarter.

Fiscal Year	For accounting purposes, the Fund’s fiscal year is the 12-month period ending on March 31. The Fund’s taxable year is the 12-month period ending December 31.

     No broker-dealer, salesperson, or other person is authorized to give an investor any information or to represent anything not contained in this prospectus. As a prospective investor, you must not rely on any unauthorized information or representations that anyone provides to you. This prospectus is an offer to sell or a solicitation of an offer to buy the securities it describes, but only under the circumstances and in jurisdictions where and to persons to which it is lawful to do so. The information contained in this prospectus is current only as of the date of this prospectus. The Fund is required to supplement this prospectus to disclose any material change in the information provided herein.

     The Investment Funds in which the Master Fund will invest may pursue various investment strategies and are subject to special risks. The Interests will not be listed on any securities exchange and it is not anticipated that a secondary market for the Interests will develop. The Interests will also be subject to substantial restrictions on transferability and may not be transferred except as permitted under the LLC Agreement and in compliance with federal and state securities laws. The Interests will not be redeemable at an investor’s option nor will they be exchangeable for interests of any other fund because the Fund is a closed-end investment company. As a result, an investor may not be able to sell or otherwise liquidate his or her Interest. The Interests are appropriate only for those investors who can tolerate a high degree of risk and do not require a liquid investment.

SUMMARY OF FEES AND EXPENSES

     The following table summarizes the aggregate expenses of the Fund and the Master Fund and is intended to assist Members and potential Members in understanding the various costs and expenses that they will bear, directly or indirectly, by investing in the Fund. The expenses associated with investing in a “fund of hedge funds,” such as the Fund, are generally higher than those associated with investing in other types of funds that do not invest primarily in other investment vehicles. This is because the investors in a fund of hedge funds indirectly bear a portion of the fees and expenses, including performance-based fees, charged at the Investment Fund level. These indirect items are not reflected in the following chart or the example below.

     The fees associated with an Investment Fund will generally include an investment management fee ranging from 1% to 2% (annualized) of the net asset value of the Master Fund’s investment in such Investment Fund, and performance-based fees generally ranging from 10% to 25% of the Master Fund’s share of the net profits earned by the Investment Funds. In addition, Investment Funds typically will charge their investors, including the Master Fund, expenses incurred in connection with the Investment Funds’ operations. Such expenses, which vary among Investment Funds, may be significant and will increase the total cost of the Master Fund’s investment in the Investment Funds.

Member Transaction Fees
Maximum sales load (as a percentage of the offering price)(1)	3.00%
Repurchase fee (as a percentage of the amount repurchased)(2)	1.00%

Annual Expenses (as a percentage of net assets attributable to Interests)
Management Fee(3)	1.25%
Other Expenses(4)	0.98%
Total Annual Expenses(5)	2.23%
Waiver/Reimbursement(6)	0.49%
Net Annual Expenses	1.74%

Incentive Fee (as a percentage of net profits); provided Member receives the Benchmark Return(7)	10.00%

(1)	In connection with initial and additional investments, investors may be charged, on a fully disclosed basis, a sales load of up to 3% of the amounts transmitted in connection with their subscriptions. Sales loads are payable to the Distributor and will be deducted from a prospective Member’s subscription amount. Sales loads will vary depending upon the amount of each subscription. The sales load is subject to waiver and adjustment for certain types of investors. See “Subscriptions for Interests—Distribution Arrangements and Sales Loads.”

(2)	The Fund charges a repurchase fee of 1.00% on repurchases of Interests that have been held less than 180 days. The fee will be deducted from the repurchase proceeds due to the Member who tendered its Interest for repurchase, and cannot be paid separately. The fee will be credited to the assets of the Fund.

(3)	The Master Fund will pay the Manager, and the Fund as an investor in the Master Fund will bear its pro rata share of, the Management Fee, a fee of 1.25% of the Master Fund’s net assets. See “Management Fee” for a more complete discussion of the Management Fee.

(4)	Other Expenses are based on estimated amounts for the current fiscal year and reflect all expected ordinary operating expenses of the Fund, the Administrative Fee, expenses in connection with the offering of Interests, and the Fund’s share of all expected ordinary expenses of the Master Fund, other than the Management Fee. The Fund will pay an Administrative Fee of 0.25% of the Fund’s net assets, plus an additional $15,000 annually. In addition, the Fund as an investor in the Master Fund will bear its pro rata share of the Administrative Fee of 0.20% of the Master Fund’s net assets paid by the Master Fund. See “Administrator” for additional information.

(5)	This amount does not reflect the fees and expenses of the Investment Funds (including, but not limited to, asset-based fees, performance-based fees and any interest expenses).

(6)	Pursuant to the Expense Limitation Agreement, the Manager has agreed to waive and/or reimburse the Fund’s expenses to the extent necessary to ensure that the Fund’s annualized ordinary operating expenses (excluding the Incentive Fee, if any) will not exceed the annualized ordinary operating expenses of the Fund as of the month end prior to the date on which the Fund commences operations as a feeder fund. The Expense Limitation Agreement will remain in effect for two years following the master-feeder restructuring and may be renewed for additional periods.

(7)	Generally, at the end of each Incentive Period, an Incentive Fee of 10% of the net profits, if any, that have been allocated to a Member’s capital account for such Incentive Period in excess of the Loss Carryforward Amount applicable to such Member’s capital account will be debited from the Member’s capital account and paid to the Manager, provided that such Member receives the Benchmark Return. The Benchmark Return as of any accounting date equals the average of the rates for the generic three-month LIBOR as of the last day of each of the four immediately preceding calendar quarters. The Incentive Fee and the Loss Carryforward Amount, each for a given Incentive Period, will be adjusted with respect to any contributions, transfers, distributions and repurchases applicable to the Member’s capital account for that Incentive Period or portion thereof. See “Incentive Fee” for a more complete discussion of the Incentive Fee.

     For a more complete description of the various fees and expenses of the Fund and the Master Fund, see “Fund Expenses,” “Management Fee,” “Incentive Fee,” “Administrator” and “Subscriptions for Interests.”

Example

     You would pay the following fees and expenses on a $1,000 investment, assuming a 5% net annual return:

1 year(1)	3 years(2)	5 years(2)	10 years(2)

$57	$113	$172	$334

(1)	Includes a sales load of $30 which may be imposed on new and additional subscriptions.

(2)	The expenses listed for the three-, five- and ten-year periods are based on the Fund’s total estimated operating expenses without taking into account the Expense Limitation Agreement. There is no guarantee that the Expense Limitation Agreement will remain in effect during these periods. If the Expense Limitation Agreement remains in effect, however, the actual expenses that will ultimately be borne by the Fund during these periods will be lower than those listed in this example to the extent the Fund’s expenses exceed the expense limitation then in place.

     The example is based on the fees and expenses set out above and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

     Moreover, the rate of return of the Fund may be greater or less than the hypothetical 5% return used in the example. The Fund cannot provide assurance that it will achieve a 5% return, or any return, on its investments. A greater rate of return than that used in the example would increase the amount of certain fees and expenses borne by the Fund.

USE OF PROCEEDS

     The Fund expects that the proceeds of the offering, excluding the amount of any sales loads paid by investors and net of the Fund’s ongoing fees and expenses, will be invested by the Fund in the Master Fund no later than the business day following each subscription date.

     The Fund expects that following receipt of the offering proceeds by the Master Fund, the Master Fund will invest such proceeds as soon as practicable after each subscription date, in accordance with the Fund’s and the Master Fund’s investment objective and strategies and consistent with market conditions and the availability of suitable investments. See “Types of Investments and Related Risks—Risks of Fund of Hedge Funds Structure Inability to Invest in Investment Funds” for a discussion of certain limitations applicable to the Master Fund’s ability to make investments in Investment Funds. See also “Other Risks—Availability of Investment Opportunities” for a discussion of the timing of Investment Funds’ subscription activities, market conditions and other considerations relevant to the timing of Master Fund’s investments generally.

     Pending the investment of the offering proceeds in Investment Funds pursuant to the Fund’s and the Master Fund’s investment objective and strategies, the Master Fund may invest temporarily a portion of the proceeds of the offering that is not invested in Investment Funds, which may be a substantial portion of the proceeds of the offering, in high-quality fixed income securities, money market instruments, money market funds, repurchase agreements or cash and cash equivalents. Although the Master Fund will invest the proceeds of the offering in accordance with the Master Fund’s investment objective as soon as practicable, consistent with market conditions and the availability of suitable investments, there are no limitations on the length of time during which the Master Fund may make temporary investments. The Master Fund will pay the full amount of the Management Fee and the Fund will pay the full amount of any Incentive Fee even while the Master Fund’s assets are invested only in temporary investments.

     In addition, the Fund and the Master Fund may maintain a portion of the proceeds in cash to meet operational needs. The Master Fund may be prevented from achieving its objective during any time in which the Master Fund’s assets are not substantially invested in accordance with its principal investment strategies. A portion of the proceeds of the offering may also be used to pay down outstanding borrowing which the Master Fund may incur, from time to time, in connection with its investment activities, for temporary cash management purposes, to meet repurchase requests or for temporary or emergency purposes, as described under “Types of Investments and Related Risks—Types of Investments, Investment Strategies and Related Risks—Borrowing.”

THE FUND’S STRUCTURE

     Mercantile Absolute Return Fund LLC is registered under the 1940 Act as a closed-end, non-diversified management investment company. The Fund was organized as a limited liability company under the laws of Delaware on May 8, 2002. The Fund’s principal office is located at c/o Mercantile Capital Advisors, Inc., Two Hopkins Plaza, Baltimore, MD 21201.

     As part of a reorganization transaction, on August 11, 2005, the Board approved the Fund’s transfer of all of its assets to another fund, Mercantile Absolute Return Master Fund LLC, known in the investment company industry as a “master” fund in a “master-feeder” structure. As of the date of this prospectus, the Fund will become a “feeder” fund and will invest substantially all of its investable assets in the Master Fund.

     The Master Fund is a registered, closed-end, non-diversified management investment company with the same investment objective as the Fund. The Master Fund was organized as a limited liability company under the laws of Delaware on August 4, 2005.

     The objective of the multi-level master-feeder structure, in which the Fund invests in the Master Fund, is to achieve certain economies of scale for the Fund and a broader diversification of the Investment Fund portfolio. It is expected that the master-feeder structure will benefit from increased capital inflows into the Master Fund because of the investment in the Master Fund by additional feeder funds, compared to inflows that would be expected for the Fund as a standalone fund. Certain expenses of operating an investment portfolio are relatively fixed and, therefore, a larger asset pool is anticipated over time to have the effect of lowering the ratio of operating expenses to average net assets for all funds in the master-feeder structure. In addition, higher capital inflows into the Master Fund can be expected to lead to a greater diversification of the Investment Fund portfolio because the Master Fund would be able to utilize the additional capital inflows to invest in a broader number of Investment Funds, for example Investment Funds with greater minimum investment requirements than those the Fund would be able to meet as a standalone fund. Notwithstanding the opportunity for greater diversification, the Fund and the Master Fund are “non-diversified” investment companies for purposes of the 1940 Act, which means that they are not subject to limitations under the 1940 Act on the percentage of their assets that may be invested in the securities of any one issuer. See “Types of Investments and Related Risks—General.”

     There is no assurance that the economies of scale or diversification will be achieved. However, it is expected that, over time, the fees and expenses of the Fund as part of the master-feeder structure will be substantially the same as or less than if the Fund continued investing directly into Investment Funds.

     The Fund may redeem its entire interest in the Master Fund if the Board determines that it is in the best interest of the Fund to do so. If the Fund so withdraws from the Master Fund, the Board will consider what action might be taken, including investing the assets in the Fund into a pooled investment entity other than the Master Fund, or retaining an investment adviser to invest the Fund’s assets directly in accordance with its investment objectives. A withdrawal of the Fund’s assets from the Master Fund may affect the Fund’s investment performance.

     Prior to the reorganization, the Fund operated as a privately offered investment fund that followed substantially identical investment policies to those of the Master Fund. For information concerning the performance record of the Fund, see Appendix E Performance Information. Following its commencement of operations in 2002, the Fund sold $56,816,195.95 in limited liability company interests in a private offering to a limited number of accredited and institutional investors. To the date of this prospectus, the Fund has not issued any additional interests. The Fund has conducted repurchases of its limited liability company interests from investors. As of the month end prior to the date of this prospectus, the Fund had outstanding $55,346,186 in limited liability company interests and its aggregate net assets were approximately $55,321,689. As part of the reorganization, the Fund registered the Interests offered in this offering under the Securities Act of 1933, as amended (the “Securities Act”). If all the additional $100,000,000 in Interests offered by the Fund in this offering were sold, the Fund would have $155,346,186 in limited liability company interests outstanding and approximately $155,321,689 in aggregate net assets (assuming all Interests were sold at prices based on the net asset value of the Fund’s limited liability company interests as of the month-end prior to the date of this prospectus). See also “Interests Eligible for Future Sale.”

     Mercantile Capital Advisors, Inc. serves as the investment manager of the Master Fund. In addition, MCA assists with the day-to-day operations of the Fund and the Master Fund. The Manager has retained Ramius HVB Partners, LLC, a limited liability company organized under the laws of Delaware, to act as the investment adviser of the Master Fund. The individuals who serve on the Board are responsible for overseeing the Fund’s management and operation. See “Management of the Fund—Board of Directors.” Investors who acquire Interests will become Members.

     The Fund is a specialized investment vehicle that combines many of the features of an investment fund not registered under the 1940 Act, often referred to as a “private investment fund,” with those of a registered closed-end investment company. Private investment funds, such as hedge funds, are commingled asset pools that are often actively managed and that offer their securities privately without registration under the Securities Act in large minimum denominations (often over $1 million) to a limited number of high net worth individual and institutional investors. The general partners or investment advisers of these funds, which are typically structured as limited partnerships, are usually compensated through asset-based fees and performance-based fees. Registered closed-end investment companies are typically organized as corporations, business trusts, limited partnerships or limited liability companies that generally are managed more conservatively than most private investment funds. These registered companies impose relatively modest minimum investment requirements and publicly offer their shares to a broad range of investors.

     The Fund is similar to a private investment fund in that, through its investment in the Master Fund, it will be actively managed, and Interests will be sold in relatively large minimum denominations to high net worth individual and institutional investors. In addition, the Investment Managers of the Investment Funds and the Manager of the Master Fund will typically be entitled to receive performance-based fees. The Fund will pay the Incentive Fee and will bear, indirectly, the performance-based fees of the Investment Managers. Unlike many private investment funds, however, the Fund, as a registered closed-end investment company, can offer Interests without limiting the number of Eligible Investors that can participate in its investment program and may publicly promote the sale of Interests. The structure of the Fund is designed to permit sophisticated investors that have a high tolerance for investment risk to participate in the Master Fund’s active investment program without making the more substantial minimum capital commitment that is required by many private investment funds and without subjecting the Fund to the limitations on the number of investors and the manner of offering faced by many of those funds.

INVESTMENT PROGRAM

Investment Objective

      The Fund’s and the Master Fund’s investment objective is to seek capital appreciation.

     The Fund intends to achieve its investment objective by investing substantially all of its investable assets in the Master Fund. The Master Fund intends to achieve its investment objective principally by investing in Investment Funds managed by third-party Investment Managers who employ a variety of alternative investment strategies.

These investment strategies allow the Investment Managers the flexibility to leverage, sell short and hedge positions to take advantage of perceived inefficiencies across the global capital markets, and are referred to as “alternative investment strategies” in contrast to the investment programs of “traditional” registered investment companies, such as mutual funds. Traditionally, investment companies have generally been characterized by long-only investment strategies and limits on the use of leverage. Because Investment Funds following alternative investment strategies (whether hedged or not) are often described as “hedge funds,” the Master Fund’s investment program can be broadly referred to as a fund of hedge funds.

     The assets of the Fund will consist only of securities issued by the Master Fund and cash. In addition, the securities issued by the Master Fund will be the only investment securities held by the Fund.

     The Master Fund will invest only in Investment Funds but may, pending such investments, or to maintain the liquidity necessary to meet repurchase requests or for operational needs, hold cash or cash equivalents or invest temporarily in high-quality fixed income securities, money market instruments, money market funds and repurchase agreements. In addition, the Master Fund may make temporary investments and hold cash or cash equivalents in anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows.

     The Master Fund’s policy to invest in Investment Funds is not a fundamental investment policy. The Master Fund may change this investment policy upon not less than 60 days’ prior written notice to Members.

     The Manager has retained Ramius HVB Partners, LLC to act as the investment adviser of the Master Fund. The Adviser is responsible for the allocation of assets to various Investment Funds, subject to policies adopted by the Master Fund’s Board. These Investment Funds will have investors other than the Master Fund.

     The Master Fund intends to invest in a portfolio of Investment Funds, each of which typically invests in one or more absolute return strategies that tend to exhibit substantially lower volatility (as measured by standard deviation) than the average common stock trading on a U.S. exchange or an index of stocks, such as the S&P 500. Additionally, many of these Investment Funds have historically shown relatively low (in some cases negative) correlation to each other, as well as low to negative correlation to broad equity and bond indices. Therefore, a fund of hedge funds, such as the Master Fund, focusing on the absolute return sector seeks to generate positive absolute returns over a market cycle with relatively low volatility.

Investment Philosophy

     The Master Fund’s investment process involves a top-down approach to assess the financial climate of each of the strategies under consideration. The Adviser allocates the Master Fund’s capital first by strategy and then by Investment Manager in order to meet the Master Fund’s investment objective.

     The research, selection and continuing due diligence of Investment Managers and determinations as to the amount and timing of investments are made by the Adviser. Traditional registered investment companies, such as mutual funds, generally are subject to significant regulatory restrictions in designing their own investment strategies relating to the use of leverage and the ability to sell securities short. Private, unregistered funds, such as the Investment Funds, however, are not subject to many of these limitations. The Adviser believes that the Master Fund’s strategy of investing primarily in these types of Investment Funds creates opportunities to participate in alternative methods of investing that may earn attractive risk-adjusted returns.

     Because alternative investment strategies may be risky, the Adviser believes it is prudent for the Master Fund to generally invest through Investment Funds organized as limited partnerships or other limited liability investment vehicles. This structure limits the effect that losses incurred by any one Investment Fund will have on the assets of the Master Fund by limiting the Master Fund’s amount at risk to the amount invested in that Investment Fund.

     The Master Fund intends to invest its capital among several Investment Managers, forming a multi-strategy, diversified investment portfolio designed to achieve non-market directional returns with low volatility. The Adviser allocates the Master Fund’s capital among various Investment Managers that utilize alternative investment strategies. The Adviser seeks to form a portfolio that has low correlation to the broad equity and fixed income markets. Generally, the Investment Managers’ investment methods may include, but are not limited to, convertible arbitrage, fixed income arbitrage, hedged equity, long/short equity, managed futures and credit-based, event-driven and global macro investing. For a more detailed summary of these strategies, see “Types of Investments and Related Risks—Investment Strategies and Related Risks.”

     The Adviser and its affiliates have extensive experience and expertise with alternative investment strategies and Investment Managers and have evaluated numerous Investment Funds representing many categories of alternative investments and utilizing various investment strategies. They also have extensive experience in directly managing alternative investment strategies. The Adviser believes that this combination of evaluation expertise and direct investment experience enables it to understand the opportunities and risks associated with investing in the Investment Funds. For a more complete description of the experience of the personnel of the Adviser who are responsible for the day-to-day management of the Master Fund’s portfolio, see “The Adviser.”

Investment Manager Selection

     After identifying successful Investment Managers in a chosen investment strategy, the Adviser thoroughly evaluates each Investment Manager. The Adviser has developed strict criteria for evaluating, selecting and monitoring Investment Managers. The Adviser’s extensive evaluation process targets primarily those Investment Managers who successfully meet the following criteria:

     Clearly-Defined Investment Strategy and Process. After the Adviser determines that a specific strategy will help meet the Master Fund’s investment objective under the current economic conditions, it targets Investment Managers that utilize that specific investment strategy. The Adviser gives priority to a clearly-defined strategy and process.

     Superior Long-Term Investment Experience. The Adviser seeks Investment Managers who have a history of solid performance. Investment Managers who have demonstrated the ability to generate consistent returns across different economic climates will receive a higher evaluation than Investment Managers who have produced superior returns in one market environment. The Adviser also conducts a statistical analysis of an Investment Fund’s performance and evaluates the growth potential and size of such Investment Fund.

     Alignment of Interests. The Adviser reviews the Investment Managers’ risk management processes and the amount of personal capital that such Investment Managers invest in the entities they operate. Such a review helps determine whether the Investment Managers have appropriate personal exposure for proper alignment of interests.

     Once selected, the performance and strategy of each Investment Manager is continuously reviewed, and new Investment Managers are identified and considered on an ongoing basis. In addition, the allocation of the Master Fund’s capital among Investment Managers is constantly monitored and adjusted, based on performance results, partial results, changed economic conditions and other relevant factors.

     The identity and number of Investment Managers may change over time. The Adviser may cause the Master Fund to withdraw from or invest in different Investment Funds without prior notice to or the consent of the Members. The Adviser reserves the right to alter or modify some or all of the Master Fund’s investments in Investment Funds in light of available investment opportunities, and to take advantage of changing market conditions, if the Adviser concludes that such alterations or modifications are consistent with the goal of achieving above-average returns to investors, subject to what the Adviser considers an acceptable level of risk and further subject to the limitations of the Master Fund’s investment restrictions. The ability of the Adviser to make withdrawals from Investment Funds may be limited because Investment Funds do not issue redeemable securities and their interests are generally illiquid. Consequently, a withdrawal from an Investment Fund may take several months or longer to complete. See “Types of Investments and Related Risks—Risks of Fund of Hedge Funds Structure—Investment Fund Interests Generally Illiquid; Lack of Liquidity of Master Fund.”

Portfolio Construction

     The Master Fund will invest in the securities of Investment Funds, which generally issue non-voting securities. The Adviser intends to limit the Master Fund’s investments in any one Investment Fund in the Master Fund’s portfolio to less than 5% of any class of voting securities and less than 25% of the total equity (including subordinated debt) of such Investment Fund. The Adviser is responsible, under the continued oversight of the Master Fund’s Board, for the voting of proxies with respect to the Investment Funds. See “Voting—Proxy Voting Policies and Procedures.”

     For purposes of the Master Fund’s investment restrictions and its investment limitations under the 1940 Act, the Master Fund will not “look through” to the underlying investments of any Investment Funds in which the Master Fund invests, since such Investment Funds are generally not registered under the 1940 Act and therefore are generally not subject to the Master Fund’s investment limitations or the other investment limitations under the 1940 Act.

     Each of the Fund and the Master Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended, and therefore is not subject to registration or regulation as a commodity pool under the Commodity Exchange Act.

Risk Management and Monitoring of Investments

     As noted above, unregistered investment funds typically have greater flexibility than traditional registered investment companies as to the types of securities the unregistered funds hold, the types of trading strategies used, and, in some cases, the extent to which leverage is used. The Investment Managers selected by the Master Fund have full discretion, without the Master Fund’s input, to purchase and sell securities and other investments for their respective Investment Funds consistent with the relevant investment advisory agreements, limited liability company agreements or other governing documents of the Investment Funds. The Investment Funds are generally not limited in the markets in which they invest, either by location or type, such as U.S. or non-U.S., large capitalization or small capitalization, or the investment discipline that they may employ, such as value or growth or bottom-up or top-down analysis. These Investment Funds may invest and trade in a wide range of securities and other financial instruments and may pursue various investment strategies and techniques for both hedging and non-hedging purposes. The Investment Funds may invest and trade in all manner of assets and financial instruments. The Investment Funds may also sell securities short, purchase and sell option and futures contracts and enter into other Derivatives, subject to certain limitations described elsewhere in this prospectus. The use of one or more of these techniques may be an integral part of the investment program of an Investment Fund and involves certain risks. The Investment Funds may use leverage, which also entails risk. See “Types of Investments and Related Risks.”

     The Adviser monitors the risks of individual Investment Funds and the portfolio in the aggregate. The primary goal of this process with respect to individual Investment Funds is to determine the degree to which the Investment Funds are performing as expected and to gain early insight into factors that might call for an increase or decrease in the allocation of the Master Fund’s assets among those Investment Funds. With respect to aggregate portfolio monitoring, the Adviser will endeavor to monitor, to the best of its ability, the Master Fund’s aggregate exposures to various alternative investment strategies and to various aggregate risks.

     The Adviser will monitor the operation and performance of an Investment Fund as frequently as the Adviser believes is appropriate in light of the strategy followed by the Investment Manager and prevailing market conditions. The Adviser will solicit such information from the Investment Manager and other sources, such as prime brokers, that the Adviser deems necessary to properly assess the relative success or failure of an Investment Fund. Prime brokers typically are large full-service brokerages that provide clients with research-related goods and services and support infrastructure through which clients engage in various trading strategies. The Adviser will conduct reviews with Investment Managers and the Adviser’s network and analyses of data, such as quality control charts. The Adviser may make periodic assessments of the degree to which multiple Investment Funds are making substantially similar trades, which might reduce the diversification of the Master Fund’s portfolio. The Adviser may monitor changes in leverage, personnel, market behavior, expenses, litigation, capital resources, economic conditions and other factors, as appropriate and to the extent the information is available to the Adviser.

     Based on the Adviser’s assessment of factors such as (i) the degree to which the Investment Manager is pursuing an investment strategy consistent with its stated policy; (ii) whether and to what degree the focus, incentives and investment strategy of the Investment Manager have changed; and (iii) whether the investment strategy employed remains consistent with the objectives of the Master Fund, the Adviser may periodically adjust the Master Fund’s allocations among Investment Funds.

TYPES OF INVESTMENTS AND RELATED RISKS

General

     The Fund’s investment program entails substantial risks. The Fund will invest substantially all of its investable assets in the Master Fund and will not invest directly in any investments other than the Master Fund. The value of the Fund’s net assets will fluctuate in response to fluctuations in the value of the Investment Funds in which the Master Fund invests. The investments of the Investment Funds are subject to special risks. This section discusses the investments made by Investment Funds or that, where specifically stated, may be made directly by the Master Fund, and the principal risks that the Adviser and the Manager believe are associated with those investments. The impact of a particular risk on an Investment Fund will, in turn, have a corresponding impact on the Fund via its investment in the Master Fund. The Fund has made every reasonable effort to include below disclosure about all the principal risks associated with an investment in the Fund. Nevertheless, such disclosure may not be exhaustive and may not include a discussion of every possible risk affecting an investment.

     All securities investing and trading activities risk the loss of capital. Although the Adviser will attempt to moderate these risks, no assurance can be given that the Master Fund’s investment activities will be successful or that Members will not suffer losses. To the extent that the portfolio of an Investment Fund is concentrated in securities of a single issuer or issuers in a single industry, the risk of any investment decision made by the Investment Manager of such Investment Fund is increased.

     General economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances may affect the success of the Fund’s and the Master Fund’s activities. These factors may affect the level and volatility of security prices and liquidity of the Master Fund’s investments. Unexpected volatility or lack of liquidity could impair the Fund’s profitability or result in its suffering losses.

     The Fund and the Master Fund are “non-diversified” investment companies for purposes of the 1940 Act, which means that they are not subject to limitations under the 1940 Act on the percentage of their assets that may be invested in the securities of any one issuer. Also, there are no requirements under the 1940 Act that the investments of the Investment Funds be diversified and the Investment Funds may, in some cases, concentrate their investments in a single industry or group of related industries. As a result, the Master Fund’s investment portfolio may be subject to greater risk and volatility than if the Master Fund were subject to the diversification requirements under the 1940 Act. Due to restrictions imposed by the BHC Act, the Adviser intends to limit the Master Fund’s investments in any one Investment Fund to less than 5% of any class of voting securities and less than 25% of the total equity (including subordinated debt) of such Investment Fund. See “Other Risks—Banking Regulation.”

Types of Investments, Investment Strategies and Related Risks

     Investment Funds may utilize various types of investments and investment strategies, including those described below. Where specifically stated, the Adviser, on behalf of the Master Fund, may also utilize such investments and strategies. It is possible that an Investment Fund or the Master Fund may make an investment that is not described below, which would be subject to its own particular risks.

   Equity Securities

     Investment Funds may hold long and short positions in common stocks, preferred stocks and convertible securities of U.S. and non-U.S. issuers. Investment Funds also may invest in depositary receipts or shares relating to non-U.S. securities. See “ Non-U.S. Securities.” Equity securities fluctuate in value, often based on factors unrelated to the fundamental economic condition of the issuer of the securities, including general economic and market conditions, and these fluctuations can be pronounced. Investment Funds may purchase securities in all available securities trading markets and may invest in equity securities without restriction as to market capitalization.

     Common Stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits, if any, of the entity without preference over any other shareholder or claim of shareholders, after making required payments to holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

     Preferred Stocks. Preferred stock generally has a preference as to dividends and upon the event of liquidation, over an issuer’s common stock, but it ranks junior to debt securities in an issuer’s capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate, but unlike interest payments on debt securities, preferred stock dividends continue to accrue, but are payable only if declared by the issuer’s board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock may also be subject to optional or mandatory redemption provisions.

     Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics, in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying common stock due to their fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

     The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). Changes in interest rates influence the investment value of a convertible security, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

     A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by an Investment Fund is called for redemption, the Investment Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on an Investment Fund’s ability to achieve its investment objective, which, in turn, could result in losses to the Master Fund and the Fund.

   Bonds and Other Fixed Income Securities

     Investment Funds may invest in bonds and other fixed income securities, both U.S. and non-U.S., and may take short positions in these securities. Investment Funds will invest in these securities when they offer opportunities for capital appreciation (or capital depreciation in the case of short positions) and may also invest in these securities for temporary defensive purposes and to maintain liquidity. Fixed income securities include, among other securities: bonds, notes and debentures issued by U.S. and non-U.S. corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities (“U.S. Government securities”) or by a non-U.S. government; municipal securities; and mortgage-backed and asset backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).

     U.S. Government securities in which the Investment Funds may invest include, but are not limited to, direct U.S. Treasury bonds, notes and bills, as well as the obligations of the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, Federal Financing Bank, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal Farm Credit Banks and Maritime Administration. Obligations of certain U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others are supported by the issuer’s right to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the issuer’s obligations; still others are backed solely by the issuer’s credit. The U.S. Government may not provide support to a U.S. Government-sponsored issuer unless it is required to do so by law. The Adviser does not expect that the Investment Funds will invest in U.S. Government securities to a significant extent on a routine basis.

     Investment Funds may invest in both investment grade and non-investment grade debt securities (commonly referred to as junk bonds). Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than issuers of higher-grade debt securities. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher-grade debt securities.

   Mortgage-Backed Securities

     Investment Funds may invest in mortgage-backed securities. The investment characteristics of mortgage-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments on mortgage-backed securities are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying loans or other assets generally may be prepaid at any time. The adverse effects of prepayments may indirectly affect the Master Fund and, therefore, the Fund in two ways. First, particular investments may experience outright losses, as in the case of an interest-only security in an environment of faster than expected actual or anticipated prepayments. Second, particular investments may underperform relative to hedges that the Investment Funds may have entered into for these investments, resulting in a loss to the Investment Fund. In particular, prepayments (at par) may limit the potential upside of many mortgage-backed securities to their principal or par amounts, whereas their corresponding hedges often have the potential for large losses.

     Investment Funds may also invest in structured notes, variable rate mortgage-backed securities, including adjustable-rate mortgage securities, which are backed by mortgages with variable rates, and certain classes of collateralized mortgage obligation derivatives, the rate of interest payable under which varies with a designated rate or index. The value of these investments is closely tied to the absolute levels of such rates or indices, or the market’s perception of anticipated changes in those rates or indices. This introduces additional risk factors related to the movements in specific indices or interest rates that may be difficult or impossible to hedge, and which also interact in a complex fashion with prepayment risks.

   Non-U.S. Securities

     Investment Funds may invest in securities of non-U.S. issuers and in depositary receipts or shares (of both a sponsored and non-sponsored nature), such as American Depositary Receipts, American Depositary Shares, Global Depositary Receipts or Global Depositary Shares, which represent indirect interests in securities of non-U.S. issuers. Sponsored depositary receipts are typically created jointly by a foreign private issuer and a depositary. Non-sponsored depositary receipts are created without the active participation of the foreign private issuer of the deposited securities. As a result, non-sponsored depositary receipts may be riskier than depositary receipts of a sponsored nature. Non-U.S. securities in which Investment Funds may invest may be listed on non-U.S. securities exchanges or traded in non-U.S. over-the-counter markets. Investments in non-U.S. securities are subject to risks generally not present in the United States. These risks include: varying custody, brokerage and settlement practices; difficulty in pricing of securities; less public information about issuers of non-U.S. securities; less governmental regulation and supervision over the issuance and trading of securities than in the United States; the lack of availability of financial information regarding a non-U.S. issuer or the difficulty of interpreting financial information prepared under non-U.S. accounting standards; less liquidity and more volatility in non-U.S. securities markets; the possibility of expropriation or nationalization; the imposition of withholding and other taxes; adverse political, social or diplomatic developments; limitations on the movement of funds or other assets between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in non-U.S. countries. Moreover, governmental issuers of non-U.S. securities may be unwilling to repay principal and interest due, and may require that the conditions for payment be renegotiated. Investment in non-U.S. countries typically also involves higher brokerage and custodial expenses than does investment in U.S. securities.

     Other risks of investing in non-U.S. securities include changes in currency exchange rates (in the case of securities that are not denominated in U.S. dollars) and currency exchange control regulations or other non-U.S. or U.S. laws or restrictions, or devaluations of non-U.S. currencies. A decline in the exchange rate would reduce the value of certain Investment Funds’ non-U.S. currency denominated portfolio securities irrespective of the performance of the underlying investment. An Investment Fund may also incur costs in connection with conversion between various currencies.

     The risks associated with investing in non-U.S. securities may be greater with respect to those issued by companies located in emerging industrialized or less developed countries. Risks particularly relevant to emerging markets may include higher dependence on exports and the corresponding importance of international trade, greater risk of inflation, greater controls on foreign investment and limitations on repatriation of invested capital, increased likelihood of governmental involvement in and control over the economies, governmental decisions to cease support of economic reform programs or to impose centrally planned economies, and less developed corporate laws regarding fiduciary duties of officers and directors and protection of investors.

     An Investment Fund may enter into forward currency exchange contracts for hedging and non-hedging purposes in pursuing its investment objective. Forward currency exchange contracts are transactions involving an Investment Fund’s obligation to purchase or sell a specific currency at a future date at a specified price. Forward currency exchange contracts may be used by an Investment Fund for hedging purposes to protect against uncertainty in the level of future non-U.S. currency exchange rates, such as when an Investment Fund anticipates purchasing or selling a non-U.S. security. This technique would allow the Investment Fund to “lock in” the U.S. dollar price of the security. An Investment Fund may also use forward currency exchange contracts to attempt to protect the value of the Investment Fund’s existing holdings of non-U.S. securities. Imperfect correlation may exist, however, between an Investment Fund’s non-U.S. securities holdings and the forward currency exchange contracts entered into with respect to those holdings. An Investment Fund may use forward currency exchange contracts for non-hedging purposes in seeking to meet its investment objective, such as when the Investment Manager anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though the Investment Fund’s investment portfolio does not then hold securities denominated in those currencies.

     Generally, Investment Funds are subject to no requirement that they hedge all or any portion of their exposure to non-U.S. currency risks, and there can be no assurance that hedging techniques will be successful if used.

   Distressed Securities

     Certain of the companies in whose securities the Investment Funds may invest may be in transition, out of favor, financially leveraged or troubled, or potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. These characteristics of these companies can cause their securities to be particularly risky, although they also may offer the potential for high returns. These companies’ securities may be considered speculative, and the ability of the companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within the companies. An Investment Fund’s investment in any instrument is subject to no minimum credit standard and a significant portion of the obligations and preferred stock in which an Investment Fund may invest may be less than investment grade (commonly referred to as junk bonds), which may result in the Master Fund’s experiencing greater risks than it would if investing in higher rated instruments.

   Foreign Currency Transactions

     Investment Funds may engage in foreign currency transactions for a variety of purposes, including to fix in U.S. dollars, between trade and settlement date, the value of a security an Investment Fund has agreed to buy or sell, or to hedge the U.S. dollar value of securities the Investment Fund already owns, particularly if the Investment Manager expects a decrease in the value of the currency in which the foreign security is denominated.

     Foreign currency transactions may involve, for example, the purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve an Investment Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Investment Fund contracted to receive in the exchange. An Investment Manager’s success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

   Money Market Instruments

     Each Investment Fund may invest, for defensive purposes or otherwise, some or all of an Investment Fund’s assets in high-quality fixed income securities, money market instruments and money market funds, or hold cash or cash equivalents in such amounts as the Investment Manager deems appropriate under the circumstances. The Master Fund also may invest in these instruments, pending the investment of assets in the Investment Funds or to maintain liquidity necessary to effect repurchase of Interests. Money market instruments are high-quality, short-term fixed income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation.

   Repurchase Agreements

     The Master Fund may invest temporarily in repurchase agreements transactions. Repurchase agreements are transactions under which the buyer acquires ownership of securities, and the seller agrees, at the time of the sale, to repurchase the securities on a mutually agreed upon date and price thereby determining the yield during the holding period. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the buyer may incur a loss to the extent that the proceeds it realizes on the sale of the security are less than the repurchase price. An Investment Fund may also engage in repurchase agreement transactions, including a “continuing contract” or “open” repurchase agreement under which the seller has a continuing obligation to repurchase the underlying obligation from the Investment Fund on demand and the effective interest rate is negotiated on a daily basis.

   Reverse Repurchase Agreements

     The Investment Funds may enter into reverse repurchase agreements. Reverse repurchase agreements involve a sale of a security by an Investment Fund to a bank or securities dealer and the Investment Fund’s simultaneous agreement to repurchase the security for a fixed price (reflecting a market rate of interest) on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Investment Fund. Reverse repurchase agreements also involve the risk that the market value of the portfolio security sold by the Investment Fund may decline below the price of the securities the Investment Fund is obligated to purchase. Reverse repurchase transactions are a form of leverage that may also increase the volatility of an Investment Fund’s investment portfolio.

   Purchasing Initial Public Offerings

     The Investment Funds may purchase securities of companies in initial public offerings or shortly after those offerings are complete. Special risks associated with these securities may include a limited number of shares available for trading, lack of a trading history, lack of investor knowledge of the issuer, and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies. The limited number of shares available for trading in some initial public offerings may make it more difficult for an Investment Fund to buy or sell significant amounts of shares without an unfavorable effect on prevailing market prices. In addition, some companies in initial public offerings are involved in relatively new industries or lines of business, which investors may not widely understand. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of achieving revenues or operating income.

   Small-Capitalization Issuers

     Investment Funds may invest in small-capitalization companies. Investments in small-capitalization companies often involve significantly greater risks than the securities of larger, better-known companies because they may lack the management expertise, financial resources, product diversification and competitive strengths of larger companies. The prices of the securities of small-capitalization companies may be subject to more abrupt or erratic market movements than larger, more established companies, as these securities typically trade in lower volume and the issuers typically are more prone to changes in earnings and prospects. In addition, when selling large positions in small-capitalization securities, the seller may have to sell holdings at discounts from quoted prices or may have to make a series of small sales over a period of time.

   Leverage

     Some or all of the Investment Funds may make margin purchases of securities and, in connection with these purchases, borrow money from brokers and banks for investment purposes. This practice, which is known as “leverage,” is speculative and involves certain risks. The Adviser does not currently anticipate that the Master Fund will engage directly in transactions involving leverage to a significant extent. The Master Fund may, however, borrow money in connection with its investment activities, for temporary cash management purposes, to meet repurchase requests or for temporary or emergency purposes. See “—Borrowing.” The Fund will not leverage its investments. In general, the use of leverage by Investment Funds or the Master Fund may increase the volatility of the Investment Funds or the Master Fund. In addition, the use of leverage may subject tax-exempt entities that invest in the Fund to tax on a portion of their share of the Fund’s income and gains.

     Trading equity securities on margin involves an initial cash requirement representing at least a percentage of the underlying security’s value. Borrowings to purchase equity securities are typically secured by the pledge of those securities. Investment Funds may also finance securities purchases through the use of reverse repurchase agreements with banks, brokers and other financial institutions. Although leverage will increase investment returns if an Investment Fund earns a greater return on the investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease the return on an Investment Fund if the Investment Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds. The use of leverage will in this way magnify the volatility of changes in the value of an investment in the Investment Funds. In the event that an Investment Fund’s equity or debt instruments decline in value, the Investment Fund could be subject to a “margin call” or “collateral call,” under which the Investment Fund must either deposit additional collateral with the lender or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a sudden, precipitous drop in value of an Investment Fund’s assets, the Investment Fund might not be able to liquidate assets quickly enough to pay off its borrowing. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by return on the securities purchased. The Investment Fund may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

     Section 18 of the 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the “Asset Coverage Requirement”). This requirement means that the value of the investment company’s total indebtedness may not exceed one-third the value of its total assets (including the indebtedness). This limit does not apply to the majority of the underlying Investment Funds in which the Master Fund invests so the Master Fund’s portfolio may be exposed to the risk of highly leveraged investment programs of certain Investment Funds and thus increase the volatility of the value of Interests.

     In seeking “leveraged” market exposure in certain investments and in attempting to increase overall returns, an Investment Fund may purchase options and other synthetic instruments that do not constitute “indebtedness” for purposes of the Asset Coverage Requirement. These instruments may nevertheless involve significant economic leverage and may, in some cases, involve significant risks of loss.

   Short Sales

     An Investment Fund may attempt to limit its exposure to a possible market decline in the value of its portfolio securities through short sales of securities that its Investment Manager believes possess volatility characteristics similar to those being hedged. An Investment Fund may also use short sales for non-hedging purposes to pursue its investment objectives if, in the Investment Manager’s view, the security is over-valued in relation to the issuer’s prospects for earnings growth. Short selling is speculative in nature and, in certain circumstances, can substantially increase the effect of adverse price movements on an Investment Fund’s portfolio. A short sale of a security involves the risk of an unlimited increase in the market price of the security that can in turn result in an inability to cover the short position and a theoretically unlimited loss. There can be no assurance that securities necessary to cover an Investment Fund’s short position will be available for purchase.

     An Investment Fund may make “short sales against-the-box,” in which it will sell short securities it owns or has the right to obtain without payment of additional consideration. If an Investment Fund makes a short sale against-the-box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into those securities) and will be required to hold those securities while the short sale is outstanding. An Investment Fund will incur transaction costs, including interest expenses, in connection with initiating, maintaining and closing out short sales against-the-box.

   Borrowing

     The Master Fund may borrow money in connection with its investment activities, for temporary cash management purposes, to meet repurchase requests or for temporary or emergency purposes. The Fund may borrow money to meet repurchase requests, for cash management purposes and for temporary or emergency purposes. The use of borrowings for investment purposes involves a high degree of risk. The Master Fund generally intends to borrow money only in limited circumstances when attractive investment opportunities are available and sufficient cash or other liquid resources are not otherwise available, or where the Adviser believes it would not be prudent to sell existing portfolio holdings. The Master Fund anticipates that such borrowing will be on a short-term basis and not substantial. The Master Fund will repay any borrowing incurred using the first available funds, including proceeds from withdrawals from Investment Funds or proceeds from the offering of Interests, in order to minimize the interest expense and other borrowing costs. If the Fund or the Master Fund borrows to finance repurchases, interest on that borrowing will negatively affect Members who do not have all of their Interests repurchased by the Fund, by increasing the Fund’s and the Master Fund’s expenses and reducing any net investment income.

     The Fund and the Master Fund are not permitted to borrow for any purposes if, immediately after such borrowing, they would fail to comply with the Asset Coverage Requirement under the 1940 Act. In addition, under Section 18 of the 1940 Act, neither the Fund nor the Master Fund may declare distributions, or purchase its securities (including through repurchase offers) if, immediately after doing so, it would have an asset coverage of less than 300% of the total outstanding principal balance of indebtedness. Thus, the Fund and the Master Fund must limit their borrowings and leverage practices to the extent necessary to permit the repurchase of securities pursuant to any offer by the Fund to repurchase Interests, at such times and on such terms as may be determined by the Board, in its sole discretion (and to permit any corresponding repurchase by the Master Fund), without causing the Fund or the Master Fund, as applicable, to have an asset coverage of less than 300%.

     To the extent that the Master Fund borrows money in connection with its investment activities, the value of its net assets will tend to increase or decrease at a greater rate than if no borrowing occurred due to the resultant leverage. If the Master Fund’s investments decline in value, Members’ loss will be magnified if the Master Fund has borrowed money to make investments.

     If the Fund and the Master Fund do not generate sufficient cash flow from operations, they may not be able to repay borrowings, or the Master Fund may be forced to sell investments at disadvantageous times in order to repay borrowings. While borrowings are outstanding, the continued interest expense might adversely affect performance and may prevent the Master Fund from taking advantage of attractive investment opportunities. Performance could also be negatively impacted if the Master Fund was forced to sell investments to repay borrowings (including borrowings incurred to finance repurchases). Such sales could also increase the Master Fund’s portfolio turnover rate.

     The rights of any lenders to the Fund to receive payments of interest or payments of principal will be senior to those of the Members, and the terms of any borrowings may contain provisions that limit certain activities of the Fund, including distributions (if any) to Members. Interest payments and fees incurred in connection with borrowings will increase the Fund’s expense ratio and will reduce any income the Fund otherwise has available for distributions.

Investment Strategies and Related Risks

     The Master Fund and the Fund are subject to Investment Fund strategy risk. Strategy risk refers to the failure or deterioration of investment or trading techniques employed within or across strategies, such that some or all Investment Managers employing such techniques may suffer significant losses. Losses associated with strategy risk may result from excessive concentration by multiple Investment Managers in the same or similar trading positions. Likewise, broad events or market dislocations, particularly those accompanied by illiquidity, may adversely affect a wide range of Investment Funds in certain strategies. Many of the trading or investment strategies employed by Investment Funds are speculative and involve substantial risks.

     The Master Fund diversifies its holdings among broad categories of investment strategies utilized by Investment Managers, some of which are described below. These listed strategies are not intended to represent all of the Master Fund’s portfolio but to provide examples. The Master Fund may add, delete or modify categories of investment strategies at its discretion. There can be no assurance that the Investment Managers will succeed in any of these strategies.

     Convertible/Capital Structure Arbitrage. Convertible arbitrage is designed to capitalize on the relationship between a convertible security (convertible bonds, convertible preferred stock and warrants) and its underlying equity security. A typical position will involve the purchase of the convertible security and the short sale of the underlying common stock. This hedged position can be constructed to take advantage of a bullish, neutral or bearish market outlook. Capital structure arbitrage attempts to profit from differentials within corporate bond, equity and derivatives markets.

     Credit-Based. This strategy aims to generate return via positions in the credit-sensitive sphere of the fixed income markets. The strategy generally involves the purchase of corporate bonds with hedging of the interest exposure. Investment Managers can generally purchase any type of security in the capital structure, including securities of companies suffering financial distress. These instruments can include a myriad of securities such as corporate bonds, mortgages, suppliers’ claims and bank loans. Credit and other derivatives are used to establish the portfolio and for hedging purposes. The portfolios in this strategy normally have low interest rate exposure. Leverage tends to be low to moderate.

     Event-Driven. This strategy generally involves investments in securities of companies involved in mergers, acquisitions or other special situations that alter a company’s financial structure or operating strategy, such as restructuring, liquidations, spin-offs, etc. Risk management and hedging techniques are employed to protect the portfolio from transactions that fail to materialize. In addition, accurately forecasting the timing of a transaction is an important element impacting the realized return. The use of leverage varies considerably.

     Fixed Income Arbitrage. Fixed income arbitrage is a strategy that seeks to profit by exploiting pricing inefficiencies between related fixed income securities while neutralizing exposure to interest rate risk. The term fixed income arbitrage is a generic description for a variety of strategies involving investment in fixed income instruments, whereby Investment Managers attempt to exploit relative mispricings between related sets of fixed income securities. Types of fixed income hedging trades include, but are not limited to, yield-curve arbitrage, corporate versus treasury yield spreads, municipal bond versus treasury yield spreads and cash versus futures.

     Hedged Equity. Hedged equity includes strategies that invest in global equity markets, both long and short, with a strong focus on capital preservation and alpha generation. The strategies employed by Investment Managers in this portfolio can be driven by fundamental or quantitative security selection, both within sectors or across sectors, but without a significant beta exposure in the portfolio.

     Long/Short Equity. The long/short equity strategy seeks to realize returns from a combination of equity value changes and direct movements in the share markets. Returns are generated through active stock picking and control of the level of investment. The capital market dependence of the investments included in this group may at any time be net long or net short. While concentrations may arise in individual portfolios, minimum overlaps between the individual alternative investment strategies are desirable in order to achieve diversification. Borrowed capital may be used; however, the net market exposure should be less than 100% on average in both directions. The returns of this strategy are cyclical and increase as equity markets rise. Long/short equity Investment Managers may concentrate on specific sectors or show higher exposure levels than hedged equity Investment Managers, so that their return expectancy and volatility is higher. This strategy is more closely correlated with the share markets than other strategies.

     Global Macro. Under this strategy, positions are acquired in interest, currency, share and commodity markets on the basis of the Investment Manager’s assessment of the macroeconomic situation and the anticipated behavior of the market. Movements in these markets are determined by changes in the dynamics of the global economy, political events or by global supply and demand for commodities and capital. Investment Managers who employ this strategy use a large number of financial instruments within the market sectors, including securities, commodity futures, futures, options, swaps and other derivatives. Borrowed capital is employed to a moderate or high degree. The performance of portfolios that are managed according to this strategy is dependent on market trends, price movements and the relative strength of the global economy. In comparison with other strategies, global macro is characterized by higher return expectations and volatility. Its correlation with the share markets is low.

     Managed Futures. Under this strategy, Investment Managers trade on the global financial, currency and commodity markets using forward transactions, either on a systematic basis or at the free discretion of the Investment Managers. Futures contracts are bought and sold immediately or on a forward basis, according to the expectations of the Investment Managers as to price movements in the respective markets. Investment Managers who employ a systematic approach make their decisions on the basis of information (primarily of a technical or mathematical nature) specific to prices and markets, while Investment Managers who trade at their own discretion pursue a fundamental approach. This strategy involves an average to moderate degree of borrowing. Compared to other strategies, the managed futures strategy offers higher return expectations and volatility.

Special Investment Instruments and Techniques

     Investment Funds may utilize a variety of special investment instruments and techniques described below to hedge the portfolios of the Investment Funds against various risks, such as changes in interest rates or other factors that affect security values, or for non-hedging purposes in seeking to achieve an Investment Fund’s investment objective. The Adviser, on behalf of the Master Fund, may also use these special investment instruments and techniques for either hedging or non-hedging purposes. These strategies may be executed through Derivatives. The instruments used and the particular manner in which they are used may change over time as new instruments and techniques are developed or regulatory changes occur. Certain of these special investment instruments and techniques are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.

     Derivatives. Investment Funds may invest in, or enter into, Derivatives. Derivatives are financial instruments that derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. Derivatives entered into by an Investment Fund can be volatile and involve various types and degrees of risk, depending upon the characteristics of a particular Derivative and the portfolio of the Investment Fund as a whole. Derivatives permit an Investment Manager to increase or decrease the level of risk of an investment portfolio, or change the character of the risk, to which an investment portfolio is exposed in much the same way as the Investment Manager can increase or decrease the level of risk, or change the character of the risk, of an investment portfolio by making investments in specific securities. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential effect on performance of an Investment Fund. The Investment Manager’s use of Derivatives may include total return swaps, options and futures designed to replicate the performance of a particular Investment Fund or to adjust market or risk exposure.

     If an Investment Fund invests in Derivatives at inopportune times or incorrectly judges market conditions, the investments may lower the return of the Investment Fund or result in a loss. An Investment Fund also could experience losses if Derivatives are poorly correlated with its other investments, or if the Investment Fund is unable to liquidate the position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

     The use of certain Derivatives is subject to regulation by the U.S. Commodity Futures Trading Commission. However, each of the Fund and the Master Fund is exempt from such regulations and has filed the requisite notice of exclusion from registration as a “commodity pool operator” with the National Futures Association.

     Options and Futures. Investment Funds may utilize options and futures contracts and so-called “synthetic” options or other Derivatives written by broker-dealers or other permissible financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Investment Fund’s portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and, in such cases, the Investment Fund may have difficulty closing out its position. Over-the-counter options also may include options on baskets of specific securities.

     Investment Funds may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes in pursuing the investment objectives of the Investment Funds. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option. A covered call option is a call option with respect to which the seller of the option owns the underlying security. The sale of such an option exposes the seller during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on the books of or with a custodian to fulfill the obligation undertaken. The sale of such an option exposes the seller during the term of the option to a decline in price of the underlying security while depriving the seller of the opportunity to invest the segregated assets.

     Investment Funds may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. In such a case, the Investment Fund will realize a profit or loss if the amount paid to purchase an option is less or more than the amount received from the sale of the option.

     Investment Funds may enter into futures contracts in U.S. markets or on exchanges located outside the United States. Non-U.S. markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Non-U.S. markets, however, may have greater risk potential than U.S. markets. For example, some non-U.S. exchanges are principal markets in which no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits realized could be eliminated by adverse changes in the exchange rate, and the Master Fund or an Investment Fund could incur losses as a result of those changes. Transactions on non-U.S. exchanges may include both commodities that are traded on U.S. exchanges and those that are not. Unlike trading on U.S. commodity exchanges, trading on non-U.S. commodity exchanges is not regulated by the U.S. Commodity Futures Trading Commission.

     Engaging in transactions in futures contracts involves risk of loss to the Master Fund or the Investment Fund that could adversely affect the value of the Investment Fund’s and the Master Fund’s net assets. There can be no assurance that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, preventing prompt liquidation of futures positions and potentially subjecting the Master Fund or the Investment Funds to substantial losses. Successful use of futures also is subject to the Adviser’s or an Investment Manager’s ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to determine the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

     Positions of the SEC and its staff may require the Adviser or an Investment Manager to segregate permissible liquid assets in connection with their options and commodities transactions in an amount generally equal to the value of the underlying option or commodity. The segregation of these assets will have the effect of limiting the Adviser’s or the Investment Manager’s ability otherwise to invest those assets. While the Investment Funds may engage in transactions involving options and commodities, the Master Fund will not directly engage in, nor will it segregate assets in connection with, such transactions.

     Call and Put Options on Securities Indices. Investment Funds may purchase and sell call and put options on stock indices listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes in seeking to achieve the investment objectives of the Investment Funds. A stock index fluctuates with changes in the market values of the stocks included in the index. Successful use of options on stock indexes will be subject to the Investment Manager’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment, which requires different skills and techniques from those involved in predicting changes in the price of individual stocks.

     Warrants and Rights. Investment Funds may invest in warrants and rights. Warrants and rights may be purchased separately or may be received as part of a unit or attached to securities purchased. Warrants are Derivatives that permit, but do not obligate, their holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any interest in the assets of the issuer. As a result, warrants and rights may be more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

     Swap Agreements. Investment Funds may enter into equity, interest rate, index and currency rate swap agreements in order to obtain a particular return when it is desirable to do so, possibly at a lower cost than if the Investment Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular non-U.S. currency, or in a “basket” of securities representing a particular index.

     Most swap agreements entered into by an Investment Fund would require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The risk of loss with respect to swaps is limited to the net amount of interest payments that the Investment Fund is contractually obligated to make. If the other party to a swap defaults, the Investment Fund’s risk of loss consists of the net amount of payments that the Investment Fund contractually is entitled to receive.

     To achieve investment returns equivalent to those achieved by an Investment Manager in whose Investment Fund the Master Fund could not invest directly, perhaps because of its investment minimum or its unavailability for direct investment, the Master Fund may enter into swap agreements under which the Master Fund may agree, on a net basis, to pay a return based on a floating interest rate, and to receive the total return of the reference Investment Fund over a stated time period. The Master Fund may seek to achieve the same investment result through the use of other Derivatives in similar circumstances.

     Lending Portfolio Securities. Investment Funds may lend their securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The lending Investment Fund remains entitled to payments in amounts equal to the interest, dividends or other distributions payable in respect of the loaned securities, which affords the Investment Fund an opportunity to earn interest on the amount of the loan and on the loaned securities’ collateral. In connection with any such transaction, the Investment Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit that will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. An Investment Fund may experience loss if the institution with which the Investment Fund has engaged in a portfolio loan transaction breaches its agreement with the Investment Fund.

     When-Issued and Forward Commitment Securities. Investments Funds may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices. These transactions involve a commitment by an Investment Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Investment Fund. When-issued securities and forward commitments may be sold prior to the settlement date. If an Investment Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. The risk exists that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by an Investment Fund on a forward basis will not honor its purchase obligation. In such cases, an Investment Fund or the Master Fund may incur a loss.

     Restricted and Illiquid Investments. Investment Funds may invest a portion of the value of their total assets in restricted securities and other investments that are illiquid. The Master Fund may likewise, without limitation, invest in such securities and investments. The Investment Funds in which the Master Fund invests will themselves generally be illiquid. See also “—Risks of Fund of Hedge Funds Structure—Investment Fund Interests Generally Illiquid; Lack of Liquidity of Master Fund.” Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act or that may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

     When registration is required to sell a security, an Investment Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Investment Fund may be permitted to sell a security under an effective registration statement. If adverse market conditions were to develop during this period, an Investment Fund might obtain a less favorable price than the price that prevailed when the Investment Fund decided to sell. Investment Funds may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased the securities.

     Counterparty Credit Risk. The markets in which the Investment Funds effect their transactions may be “over-the-counter” or “interdealer” markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange based” markets. To the extent an Investment Fund invests in swaps, Derivatives or synthetic instruments, or other over-the-counter transactions in these markets, the Investment Fund may take a credit risk with regard to parties with which it trades and also may bear the risk of settlement default. These risks may differ materially from those involved in exchange-traded transactions, which generally are characterized by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from these protections, which in turn may subject the Investment Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract or because of a credit or liquidity problem. Such “counterparty risk” is increased for contracts with longer maturities when events may intervene to prevent settlement. The ability of the Investment Funds to transact business with any one or any number of counterparties, the lack of any independent evaluation of the counterparties or their financial capabilities, and the absence of a regulated market to facilitate settlement, may increase the potential for losses by the Master Fund.

     Control Positions. Investment Funds may take control positions in companies. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise and other types of liability related to business operations. In addition, the act of taking a control position, or seeking to take such a position, may itself subject an Investment Fund to litigation by parties interested in blocking it from taking that position. If those liabilities were to arise, or such litigation were to be resolved adverse to the Investment Funds, the investing Investment Funds likely would suffer losses on their investments.

Risks of Fund of Hedge Funds Structure

     Following are the principal risks that relate to the fund of hedge funds investment approach:

     Investment Funds Not Registered. The Investment Funds generally will not be registered as investment companies under the 1940 Act. The Master Fund, as an investor in these Investment Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies.

     Although the Adviser will receive information from each Investment Fund regarding its investment performance and investment strategy, the Adviser may have little or no means of independently verifying this information. An Investment Fund may use proprietary investment strategies that are not fully disclosed to the Adviser, which may involve risks under some market conditions that are not anticipated by the Adviser. The performance of the Master Fund and, therefore, the Fund, depends on the success of the Adviser in selecting Investment Funds for investment by the Master Fund and the allocation and reallocation of Master Fund assets among those funds.

     Availability of Information. For the Fund and the Master Fund to complete their tax reporting requirements and for the Fund to provide an audited annual report to Members, they must receive timely information from the Investment Funds. An Investment Fund’s delay in providing this information could delay the Fund’s preparation of tax information for investors, which could require Members to seek extensions of the time to file their tax returns or could delay the preparation of the Fund’s annual report.

     Multiple Levels of Fees and Expenses; Duplicative Transaction Costs. An investor in the Fund meeting the eligibility conditions imposed by the Investment Funds, including minimum initial investment requirements that may be substantially higher than those imposed by the Fund, could invest directly in the Investment Funds. By investing in the Investment Funds indirectly through the Fund as an investor in the Master Fund, an investor bears a portion of the Management Fee, the Incentive Fee, the Administrative Fee and other expenses at the Fund and the Master Fund level, and also indirectly bears a portion of the asset-based fees, performance-based fees and other expenses borne by the Master Fund as an investor in the Investment Funds. This layering of fees often occurs in master-feeder structures of this type.

     Each Investment Manager will receive any performance-based fees to which it is entitled irrespective of the performance of the other Investment Managers and the Master Fund generally. As a result, an Investment Manager with positive performance may receive compensation from the Investment Fund, and thus indirectly from the Fund and its Members, even if the Master Fund’s overall returns are negative. Generally, asset-based fees payable to Investment Managers will range from 1% to 2% (annualized) of the net asset value of the Master Fund’s investment in the Investment Fund, and performance-based fees will generally range from 10% to 25% of the Master Fund’s share of the net profits earned by the Investment Fund. In addition, Investment Managers make investment decisions of the Investment Funds independently of each other so that, at any particular time, one Investment Fund may be purchasing shares of an issuer whose shares are being sold at the same time by another Investment Fund. Investing by Investment Funds in this manner will cause the Master Fund to indirectly incur certain transaction costs without accomplishing any net investment result.

     Inability to Invest in Investment Funds. Because the Master Fund may make additional investments in or withdrawals from Investment Funds only at certain times according to limitations set out in the governing documents of the Investment Funds, the Master Fund from time to time may have to invest some of its assets temporarily in high-quality fixed income securities, money market instruments, money market funds or repurchase agreements, or hold cash or cash equivalents. During this time that the Master Fund’s assets are not invested in Investment Funds, that portion of the Master Fund’s assets will not be used to pursue the Master Fund’s investment objective. In addition, the Master Fund will pay the full amount of the Management Fee and the Fund will pay the full amount of any Incentive Fee even while the Master Fund’s assets are invested only in temporary investments.

     Investment Fund Interests Generally Illiquid; Lack of Liquidity of Master Fund. The interests in the Investment Funds in which the Master Fund will invest will generally be illiquid and, consequently, the Master Fund may be illiquid. The Master Fund may make investments in, or withdrawals from, the Investment Funds only at certain times specified in the governing documents of the Investment Funds. The Master Fund will typically be able to dispose of Investment Fund interests that it has purchased only on a periodic basis such as monthly, quarterly, semi-annually or over longer periods with specified advance notice requirements and, if adverse market conditions were to develop during any period in which the Master Fund is unable to sell Investment Fund interests, the Master Fund might obtain a less favorable price than that which prevailed when it decided to buy or sell. In addition, Investment Funds may impose certain restrictions on withdrawals, such as lock-ups, gates, or suspensions of withdrawal rights under certain circumstances, during which time the Master Fund may not withdraw all or part of its interest in the Investment Fund, or may withdraw only by paying a penalty.

     Some of the Investment Funds may hold a portion of their investments, in particular investments that are illiquid, in so-called designated investments or side pockets. Side pockets are sub-funds within the Investment Funds that create a structure to invest in illiquid securities and are valued independently from the general portfolio with distinct allocation, distribution and redemption terms. Their liquidation occurs over a much longer period than that applicable to the Investment Funds’ general portfolio. Were the Master Fund to seek to liquidate its investment in an Investment Fund which maintains some of its investments in a side pocket, the Master Fund might not be able to fully liquidate its investment without delay, which could be considerable. During the period until the Master Fund fully liquidated its interest in the Investment Fund, the value of its investment would fluctuate.

     There may be times when the Adviser intends to withdraw all or a portion of the Master Fund’s investment in an Investment Fund but cannot immediately do so even when other investors in the Investment Fund are able to withdraw. The Fund may need to suspend or postpone repurchase offers to Members if the Master Fund is not able to dispose of Investment Fund interests in a timely manner, thus affecting negatively the Members’ liquidity.

     In addition, as a result of delays in the Master Fund’s ability to withdraw from an Investment Fund, the Master Fund may need to borrow money to fund new investments in Investment Funds or to meet repurchase requests from the Fund. A portion of the proceeds of the offering of the Interests may be used to pay down any outstanding borrowing which the Master Fund may incur to fund new investments and for other purposes, as described under “Use of Proceeds.”

     In-Kind Distributions by Investment Funds. Investment Funds may be permitted to distribute securities in kind to investors, including the Master Fund. The Master Fund expects that in the event of an in-kind distribution, it will typically receive securities that are illiquid or difficult to value. In such circumstances, the Adviser would seek to dispose of these securities in a manner that is in the best interest of the Master Fund. However, the Adviser may not be able to dispose of these securities at favorable prices or at all, which would have an adverse effect on the Master Fund’s performance, or at favorable times, which may adversely affect the Master Fund’s ability to make other investments.

     Valuation. Certain securities in which the Investment Funds invest may not have a readily ascertainable market price and will be valued by the Investment Managers. Although the Adviser will conduct a due diligence review of the valuation methodology utilized by the Investment Funds and will monitor all Investment Funds and compare their monthly results with those of peer hedge fund managers, the valuations provided generally will be conclusive with respect to the Master Fund unless the Master Fund has a clearly discernible reason not to trust the accuracy of such valuations. For a detailed description of the valuation process and the Adviser’s due diligence, see “Capital Accounts and Allocations—Net Asset Valuation.” Reliance upon such valuations will occur even though an Investment Manager may face a conflict of interest in valuing the securities, as their value will affect the Investment Manager’s compensation.

     The Adviser is required to consider all relevant information available at the time the Master Fund values its portfolio. However, in most cases, the Adviser will have limited ability to confirm independently the accuracy of the valuations received from an Investment Fund because the Adviser does not generally have access to all necessary financial and other information relating to the Investment Funds to determine independently the Investment Funds’ net asset values. The Fund will rely on the net asset value reported by the Master Fund in determining its own net asset value.

     In addition, the net asset values or other valuation information received by the Adviser from the Investment Funds may be subject to revision through the end of each Investment Fund’s annual audit. Such adjustments or revisions, whether increasing or decreasing the net asset value of the Master Fund and, therefore, also the net asset value of the Fund, at the time they occur, because they relate to information available only at the time of the adjustment or revision, will not affect the amount of the repurchase proceeds of the Fund received by Members who had their Interests repurchased and received their repurchase proceeds prior to such adjustments.

     Securities Believed to Be Undervalued or Incorrectly Valued. Securities that an Investment Manager believes are fundamentally undervalued or incorrectly valued may not ultimately be valued in the capital markets at prices and/or within the time frame the Investment Manager anticipates. As a result, the Master Fund may lose all or substantially all of its investment in an Investment Fund in any particular instance.

     Dilution. If an Investment Manager limits the amount of capital that may be contributed to an Investment Fund from the Master Fund, or if the Master Fund declines to purchase additional interests in an Investment Fund, continued sales of interests in the Investment Fund to others may dilute the returns for the Master Fund from the Investment Fund.

     Investments in Non-Voting Stock. The Master Fund may elect to hold its interest in an Investment Fund in non-voting form. Additionally, the Master Fund may choose to limit the amount of voting securities it holds in any particular Investment Fund and may, as a result, hold substantial amounts of non-voting securities in a particular Investment Fund. To the extent the Master Fund holds non-voting securities of an Investment Fund, it will not be able to vote on matters that require the approval of the investors in the Investment Fund. This restriction could diminish the influence of the Master Fund in an Investment Fund and adversely affect its investment in the Investment Fund, which could result in unpredictable and potentially adverse effects on the Fund and the Members.

     Misconduct by Investment Managers. There is a risk of misconduct by Investment Managers. When the Adviser invests the Master Fund’s assets with an Investment Manager, the Master Fund does not have custody of the assets or control over their investment. Therefore, there is always the risk that the Investment Manager could divert or abscond with the assets, inaccurately or fraudulently report the Investment Fund’s value, fail to follow agreed upon investment strategies, provide false reports of operations, or engage in other misconduct. The Investment Managers with whom the Adviser invests the Master Fund’s assets are generally private and have not registered their securities or investment advisory operations under federal or state securities laws. This lack of registration, with the attendant lack of regulatory oversight, may enhance the risk of misconduct by the Investment Managers. There also is a risk that governmental or other authorities may take regulatory actions against Investment Managers, which may expose investors such as the Master Fund, which have placed assets with such Investment Managers, to losses.

     Custody Risk. Custody of the Master Fund’s assets will be held in accordance with the requirements of Section 17(f) of the 1940 Act and the rules thereunder, which require, among other things, that such assets be held by certain qualified banks or companies and in compliance with certain specified conditions. However, the Investment Funds are not required to, and may not, hold custody of their assets in accordance with those requirements. As a result, bankruptcy or fraud at institutions, such as brokerage firms or banks, or administrators, into whose custody those Investment Funds have placed their assets could impair the operational capabilities or the capital position of the Investment Funds and may, in turn, have an adverse impact on the Fund and the Master Fund.

     Litigation and Enforcement Risk. Investment Managers might accumulate substantial positions in the securities of a specific company and engage in a proxy fight, become involved in litigation or attempt to gain control of a company. Under such circumstances, the Master Fund conceivably could be named as a defendant in a lawsuit or regulatory action. There have been a number of widely reported instances of violations of securities laws through the misuse of confidential information, diverting or absconding with Investment Fund assets, falsely reporting Investment Fund values and performance, and other violations of the securities laws. Such violations may result in substantial liabilities for damages caused to others, for the disgorgement of profits realized and for penalties. Investigations and enforcement proceedings are ongoing, and it is possible that the Investment Managers may be charged with involvement in such violations. If that were the case, the performance records of the Investment Managers would be misleading. Furthermore, if the entity in which the Master Fund invested engaged in such violations, the Master Fund could be exposed to losses.

     Regulatory Change. The regulation of the U.S. and non-U.S. securities and futures markets and investment funds such as the Fund and the Master Fund has undergone substantial change in the recent years, and such change is expected to continue for the foreseeable future. For example, the regulatory and tax environment for Derivatives in which Investment Managers may participate is evolving, and changes in the regulation or taxation of Derivatives may materially adversely affect the value of the Derivatives held by the Investment Funds and the ability of the Investment Funds to pursue their trading strategies. Similarly, the regulatory environment for leveraged investors and for hedge funds generally is evolving. The effect of regulatory change on the Fund and the Master Fund, while impossible to predict, could be substantial and adverse.

     Lack of Transparency. Investment Funds may, consistent with applicable law, not disclose the contents of their portfolios. This lack of transparency may cause the Master Fund to be unable to determine the levels of ownership in certain asset classes in the Investment Funds.

OTHER RISKS

     Investing in the Fund will involve risks other than those associated with investments made and investment strategies used by the Master Fund and the Investment Funds, including those described below:

Man-Glenwood Patent Application

     The Master Fund is expected have investors other than the Fund. Mercantile Absolute Return Fund for Tax-Exempt/Deferred Investors (TEDI) LLC, which is a Mercantile investment company for tax-exempt and tax-

deferred investors, will also invest in the Master Fund. The Tax-Exempt Fund will be organized in a three-tier master-feeder structure that interposes an offshore entity between the Tax-Exempt Fund and the Master Fund. See “Structural Diagram.”

     Man-Glenwood Lexington TEI, LLC, a non-affiliated investment company, disclosed that it has filed a patent application relating to a structure that interposes a Cayman Islands entity between a registered investment company and an underlying master fund. The Patent Application has not been published and, accordingly, neither the Fund’s Board of Directors nor the Manager has had the opportunity to review the Patent Application. The date the Patent Application will be published is uncertain. In the event that the Patent Application is granted and it is determined that the master-feeder structure of which the Fund forms a part infringes on the MG patent, the Fund’s Board of Directors may determine to have the Master Fund enter into a licensing agreement pursuant to which the master-feeder structure may continue to operate without infringing on the MG patent. Such a licensing agreement will likely impose additional costs, in the form of licensing fees and other costs, on the Master Fund, the Fund and the Members.

     If it is determined that the master-feeder structure of which the Fund forms a part infringes on the MG patent and a mutually agreeable license cannot or should not be negotiated, the Fund’s Board of Directors will be required to determine how to modify the master-feeder structure in order to address any patent infringement issues. Possible ways in which the master-feeder structure could be modified (each, an “Alternative Transaction”) include, among others, (i) a complete liquidation of the master-feeder structure, including the Fund; (ii) a liquidation of the Tax-Exempt Fund and any related entity, while leaving the master-feeder structure of the Fund and the Master Fund intact; (iii) the collapse of the master-feeder structure of the Fund and the Master Fund so that the Fund owns the Investment Funds directly; or (iv) the replacement of the Fund with a new master-feeder structure and the transfer of the Members (and the Fund’s assets attributable to Members) to the new structure. In the event of implementation of an Alternative Transaction, the Fund may bear costs and expenses, and incur losses that would, in turn, be borne by the Members. There can be no assurance that these costs, expenses and losses will not have a material adverse effect on the Fund and on the Members’ investment in the Fund.

Incentive Fee Arrangements

     Each Investment Manager may receive a performance-based fee generally of 10% to 25% of net profits of the Investment Fund that it manages. The Manager of the Fund may also receive an Incentive Fee from each Member if, in any given Incentive Period, net profits allocated to a Member exceed such Member’s Loss Carryforward Amount and the Benchmark Return. These fees may create an incentive for the Investment Managers or the Adviser, which receives a portion of the Incentive Fee from the Manager, to make investments that are riskier or more speculative than those that might have been made in the absence of the performance-based fee or the Incentive Fee. In addition, the performance-based fees payable to Investment Managers and the Incentive Fee will be calculated on a basis that includes realized and unrealized appreciation of assets and may be greater than if they were based solely on realized gains. See “Incentive Fee.”

“Master-Feeder” Structure – Assignment of Investments in Investment Funds

     The Fund held interests in 27 Investment Funds as of June 27, 2006. In connection with the reorganization of the Fund to a master-feeder structure, these investments are being assigned to the Master Fund. This assignment is not expected to give rise to a taxable event for the Members of the Fund, but the Fund will not seek a ruling from the Internal Revenue Service (“IRS”) on this issue. In some instances, such assignment may require the consent of the Investment Managers. To the extent that any such consent is not obtained, the Fund will continue to hold such investment directly until it can obtain such consent or obtain a redemption of its interest in the Investment Fund. The Fund may also retain certain assets that are restricted for regulatory reasons or liquidation purposes. The assignment of interests in Investment Funds to the Master Fund may trigger imposition of performance-based fees sooner than would be the case in the absence of such assignment and may start a new holding period for purposes of determining the Master Fund’s right to make additional withdrawals from certain Investment Funds.

“Master-Feeder” Structure – Other Investors in the Master Fund

     The Master Fund, through which the Fund will make its investments, is anticipated to have at least two feeder funds that invest substantially all of their assets in the Master Fund. One of the feeder funds is the Fund, the other is the Tax-Exempt Fund (which is expected to invest in the Master Fund through an intermediate offshore entity). See “Structural Diagram.” The Master Fund may accept investments from other feeder funds in addition to the two feeder funds. Since each feeder fund can set its own transaction minimums, feeder-specific expenses, and other conditions, one feeder fund could offer access to the Master Fund on more attractive terms, or could experience better performance, than another feeder fund. The actions of larger feeder funds may harm smaller feeder funds. For example, a larger feeder fund could have more voting power than the Fund over the operations of the Master Fund’s portfolio. To the extent that other feeder funds tender for a significant portion of their interests, the assets of the Master Fund portfolio may decrease. The resulting reduction in the Master Fund’s asset base could limit the ability of the Adviser to successfully implement the investment program of the Master Fund and could have a material adverse effect on the Fund. Furthermore, the resulting reduction in the Master Fund’s asset base could cause the Fund’s expense ratio to increase to the extent contributions to the Master Fund’s portfolio do not offset the cash outflows. Members will not receive notification of other feeder funds’ repurchase requests and, therefore, may not have the opportunity to redeem their Interests in the Fund prior to or at the same time as the feeder fund that is requesting to have its interests repurchased.

Availability of Investment Opportunities

     The business of identifying and structuring investments of the types contemplated by the Fund and the Master Fund is competitive and involves a high degree of uncertainty. The availability of investment opportunities generally will be subject to various factors, including, but not limited to, the investment strategies of the Investment Funds available, the timing of such Investment Funds’ subscription and redemption activities relative to those of the Master Fund, liquidity concerns, as well as market conditions and the prevailing regulatory or political climate. However, the Manager and the Adviser will always act in good faith and make allocations fairly, given the relevant circumstances. No assurance can be given that the Master Fund will be able to identify and complete attractive investments in the future or that it will be able to invest fully its subscriptions. Similarly, identification of attractive investment opportunities by Investment Funds is difficult and involves a high degree of uncertainty. Even if an attractive investment opportunity is identified by an Investment Manager, an Investment Fund may not be permitted to take advantage of the opportunity to the fullest extent desired. Investment vehicles sponsored, managed or advised by the Manager, the Adviser and their affiliates may seek investment opportunities similar to those the Fund and the Master Fund may be seeking, and none of these parties has an obligation to offer any opportunities it may identify to the Fund and the Master Fund.

Inadequate Return; Potential Loss of Investment

     No assurance can be given that the returns on the Fund’s investments will be commensurate with the risk of investment in the Fund. Investors should not commit money to the Fund unless they have the resources to sustain the loss of their entire investment in the Fund. No guarantee or representation is made that the Master Fund’s and the Investment Funds’ investment programs will be successful. Past performance is not indicative of future results.

Limited Liquidity; Repurchases of Interests; Transfer Limitations

     The Fund is a closed-end, non-diversified, management investment company designed primarily for long-term investors. Investors should not invest in the Fund if they need a liquid investment. Interests in the Fund will not be traded on any securities exchange, are not expected to trade on any other market, and are subject to substantial restrictions on transferability and resale. There is no secondary trading market for the Interests and none is expected to develop. The transferability of Interests will be subject to certain restrictions contained in the LLC Agreement and may be affected by restrictions imposed under applicable securities laws. Subject to very limited exceptions, a Member will not be permitted to transfer an Interest without the written consent of the Board. The Board will consent to a transfer of an Interest only if it has determined, after consultation with counsel, that the transfer will not cause the Fund to be treated as a “publicly traded partnership” taxable as a corporation. The Interests are, therefore, not readily marketable. Because the Fund is a closed-end investment company, its Interests will not be redeemable at the option of Members, and they will not be exchangeable for interests of any other fund.

     Although the Board, in its complete and absolute discretion, may cause the Fund to offer or make repurchase offers for outstanding Interests at their net asset value, the Interests are considerably less liquid than shares of funds that trade on a stock exchange or shares of open-end investment companies (commonly known as mutual funds). It is anticipated that the Fund will not offer to repurchase Interests on more than four occasions during a taxable year. The amount that the Fund will offer to repurchase during any repurchase offer is determined by the Board in its sole discretion, and such repurchase amount may be a portion of the Fund’s outstanding Interests. In addition, in extreme cases, the Fund may not be able to complete repurchases if the Master Fund is unable to repurchase a portion of the Fund’s interest in the Master Fund, due to the Master Fund’s holding of illiquid investments. There will be a substantial period of time between the date as of which Members must submit a request to have their Interests repurchased and the date they can expect to receive payment for their Interests from the Fund. Members that have Interests accepted for repurchase will bear the risk that the Fund’s net asset value may fluctuate significantly between the time that the Members submit their repurchase requests and the date as of which the Interests are valued for purposes of the repurchase. Further, repurchases of Interests, if any, may be suspended or postponed in the sole discretion of the Board.

     Consequently, an investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Interests and the underlying investments of the Fund. See “Redemptions, Repurchases and Transfers of Interests.”

Reporting Requirements

     Members who beneficially own Interests that constitute more than 5% or 10% of the Fund’s Interests will be subject to beneficial ownership reporting requirements under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules promulgated thereunder. These provisions include requirements to file certain reports with the SEC. The Fund has no obligation to file such reports on behalf of such Members or to notify Members that such reports are required to be made. Members who may be subject to these requirements should consult with their legal advisers.

Potential Significant Effect of the Performance of a Limited Number of Investments

     The Adviser expects that the Master Fund generally will participate in multiple investments. The Master Fund may, however, make investments in a limited number of Investment Funds, and Investment Funds may make investments in a limited number of portfolio companies. In either instance, these limited number of investments may have a significant effect on the performance of the Master Fund and, therefore, the Fund.

Tax Considerations; Distributions to Members and Payment of Tax Liability

     The Fund does not intend to make distributions of its net income or gains, if any, to Members. A Member will be required each year nonetheless to pay applicable U.S. federal, state and local income taxes on its share of the Fund’s taxable income. As a consequence, a non-withdrawing Member will generally be required to use cash from other sources in order to pay these taxes. See “Tax Aspects” for a summary of certain significant U.S. federal income and other tax consequences that are relevant to an investment in the Fund.

Banking Regulation

     The Bank Holding Company Act of 1956, as amended, together with the rules and regulations of the Board of Governors of the Federal Reserve System, currently impose certain restrictions on the ability of bank holding companies and their subsidiaries to own equity securities of certain issuers. MCA, the Manager, is a registered investment adviser and wholly-owned subsidiary of MSD&T, a trust company licensed in the state of Maryland. MSD&T is a wholly-owned subsidiary of MBC, a financial holding company regulated by the Federal Reserve System under the BHC Act. As of May 31, 2006, MBC, through its ownership of 37.38% of the Interests in the Fund, owned 37.31% of the Master Fund.

     MBC intends to hold any indirect interest it may have in the Master Fund (through the Fund) in reliance on the authority provided by Section 4(c)(7) of the BHC Act. Under Section 4(c)(7), a bank holding company may own up to 100% of the shares of an investment company that itself does not own or control, directly or indirectly, more than 5% of the outstanding shares of any class of voting securities or 25% or more of the total equity (including subordinated debt) of any company. A “company” for this purpose would include any underlying Investment Fund, and therefore the Master Fund’s investments in each Investment Fund will be subject to these limitations.

     Neither MBC nor MCA expect that the restrictions imposed by the BHC Act will adversely impact the investment operations of the Fund or the Master Fund.

MBC as Lender to Issuers of Securities in which the Master Fund Invests

     The Adviser will not cause the Master Fund to make loans to or receive loans from MBC or its affiliates. MBC or its affiliates may lend to issuers of securities that are owned by the Master Fund or that are owned by the Investment Funds, or to affiliates of those issuers, or may receive guarantees from the issuers of those securities. In making and administering such loans, MBC or its affiliates may take actions against those issuers, including, but not limited to, restructuring a loan, foreclosing on the loan, requiring additional collateral from an issuer, charging significant fees and interest to the issuer, placing the issuer in bankruptcy, or demanding payment on a loan guarantee, any of which may be contrary to the interests of the Master Fund. If that happens, the security issued by the borrower or the guarantor or the affiliate that is owned by the Master Fund or the Investment Funds may lose some or all of its value.

     The Adviser will not cause the Master Fund to invest in an issuer of securities which the Adviser knows to have a lending relationship with MBC. However, MBC does not provide the Adviser with access to information concerning MBC’s lending customers and, therefore, the Adviser may, in fact, without the Adviser’s knowledge, cause the Master Fund to invest in the securities of an MBC’s lending client.

Effecting Transactions through Affiliates of the Manager or the Adviser

     The Investment Funds may effect portfolio transactions through the Manager, the Adviser or their respective affiliates (or a firm in which the Manager, the Adviser or their respective affiliates may have an interest) as broker or riskless principal if an Investment Manager not affiliated with the Manager, the Adviser or their respective affiliates makes the investment decision and refers the transactions to the Manager, the Adviser or their respective affiliates. The Investment Funds may also effect portfolio transactions with broker-dealers, banks, or other companies acting as principal or agent, in which the Manager, the Adviser or their respective affiliates have an investment. Any fees that the Master Fund will bear as a result of such portfolio transactions will not be reduced or offset to reflect the transaction fees or profits obtained by the Manager, the Adviser or their respective affiliates.

     The Investment Managers may also invest in securities or other assets or contracts, even though an affiliate of the Manager, the Adviser or a company in which an affiliate of the Manager or the Adviser has an interest, is acting or has acted as an underwriter, syndicate or selling group member, adviser, dealer, placement agent or in other capacities in respect of those securities, assets or contracts.

LIMITS OF RISK DISCLOSURES

     The above discussion of the various risks associated with the Fund, the Master Fund and the Interests is not, and is not intended to be, a complete enumeration or explanation of the risks associated with an investment in the Fund. Prospective investors should read this entire prospectus and the LLC Agreement and consult with their own advisers before deciding whether to invest in the Fund. In addition, as the Fund’s investment program changes or develops over time, an investment in the Fund may be subject to risk factors not described in this prospectus.

     In view of the risks noted above, the Fund should be considered a speculative investment, and investors should invest in the Fund only if they can sustain a complete loss of their investment. No guarantee or representation is made that the investment program of the Fund, the Master Fund or any Investment Fund will be successful, that the various Investment Funds selected will produce positive returns or that the Fund will achieve their investment objective.

INVESTMENT POLICIES AND RESTRICTIONS

     The Fund’s and the Master Fund’s investment objective is non-fundamental. The Fund’s investment objective may be changed by the Board without Member approval. The Fund will give Members at least a 60-days’ prior written notice of any such change. The Master Fund’s investment objective may be changed by the Master Fund’s Board without the approval of the Master Fund’s members. The Master Fund will give its members at least a 60-days’ prior written notice of any such change.

     The Fund has adopted certain fundamental investment restrictions, which are listed below, and changing these restrictions will require the vote of a majority of the Fund’s outstanding voting securities, as defined in Section 2 of the 1940 Act. Under the 1940 Act, the vote of a majority of the outstanding voting securities of an investment company, such as the Fund, means the vote, at an annual or a special meeting of the security holders of the Fund duly called, of (i) 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund, whichever is less. No other policy, including the Fund’s investment objective, is a fundamental policy of the Fund, except as expressly stated. Within the limits of the Fund’s fundamental policies, the Fund’s management has reserved freedom of action.

     The Fund’s fundamental investment restrictions are as follows:

(1) The Fund will not invest 25% or more of the value of its total assets in the securities, other than U.S. Government securities or other cash equivalents, of issuers engaged in any single industry. For purposes of this restriction, the Fund’s investments in the Master Fund and directly or indirectly in the Investment Funds, are not deemed to be an investment in a single industry.

(2) The Fund will not issue senior securities representing stock, except that, to the extent permitted by the 1940 Act, (a) the Fund may borrow money from banks, brokers and other lenders, to finance portfolio transactions and engage in other transactions involving the issuance by the Fund of “senior securities” representing indebtedness, (b) the Fund may borrow money from banks for cash management purposes, temporary or emergency purposes or to fulfill repurchase requests, and (c) the Fund may enter into derivative transactions, such as total return swaps or options in accordance with the 1940 Act and the interpretations of that Act.

(3) The Fund will not underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act, in connection with the disposition of its portfolio securities.

(4) The Fund will not make loans of money or securities to other persons, except through purchasing fixed income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Fund’s investment policies.

(5) The Fund will not purchase or sell commodities or commodity contracts, nor will it sell futures or options on commodities.

(6) The Fund will not purchase, hold or deal in real estate, except that it may invest in securities that are secured by real estate or that are issued by companies or Investment Funds that invest or deal in real estate.

     None of the Fund’s fundamental investment restrictions prevent the Fund from investing substantially all of its assets in the securities of another registered investment company (in a master-feeder structure) with the same investment objective as the Fund. The Fund presently invests substantially all of its investable assets in the Master Fund which has the same investment objective as the Fund. The Master Fund has adopted the same fundamental investment restrictions as the Fund; changing these restrictions will require the approval of a majority of the outstanding voting securities of the Master Fund. If the Fund were to withdraw from the Master Fund and invest its assets directly, the Fund’s fundamental investment restrictions would apply directly to the Fund’s investments (or any account consisting solely of Fund assets).

     In addition, the Fund has adopted certain non-fundamental investment restrictions, which are listed below, and these restrictions may be changed by the Board without prior approval of Members.

     (a) For purposes of the Fund’s concentration policy, the Fund will not invest 25% or more of the value of its total assets in the securities, other than U.S. Government securities or other cash equivalents, of issuers engaged in any single industry or group of industries; provided, however, that the Fund will concentrate its investments, directly or through its investment in the Master Fund, in Investment Funds managed pursuant to various alternative investment strategies, but will not invest 25% or more of the value of its total assets in Investment Funds that, in the aggregate, have investment programs that focus on investing in any single industry or group of industries. For purposes of this restriction, the Fund’s investments in the Master Fund and directly or indirectly in the Investment Funds, are not deemed to be an investment in a single industry or group of industries.

     (b) For purposes of the Fund’s policy regarding lending of portfolio securities, the Fund will not have on loan at any given time portfolio securities representing more than one-third of the Fund’s total net asset value.

     (c) The Fund will not borrow money from brokers and lenders other than banks, nor will it borrow through reverse repurchase agreements. The Fund will not borrow from the Manager, the Adviser or their affiliates.

     (d) As long as the Fund operates as a feeder fund within a master-feeder structure, the Fund will not leverage its investments.

     (e) As long as the Fund operates as a feeder fund within a master-feeder structure, the Fund will not engage in borrowing, lending, purchasing or selling commodities or commodity contracts, or purchasing or selling futures or options on commodities.

     (f) As long as the Fund operates as a feeder fund within a master-feeder structure, the Fund will not make direct investments and will invest only in securities issued by a master fund with the same investment objective as the Fund.

     With the exception of the non-fundamental restrictions enumerated in (d), (e) and (f) above, the Master Fund has adopted the same non-fundamental investment restrictions as the Fund, and these restrictions may be changed by the Master Fund’s Board without prior approval of the Master Fund’s members.

     The Fund’s and the Master Fund’s fundamental and non-fundamental investment restrictions do not apply to the activities and transactions of the Investment Funds in which the assets of the Fund and the Master Fund are invested. In applying the fundamental and non-fundamental investment restrictions and other policies described in this prospectus, the Fund and the Master Fund will not aggregate their investments and transactions with those of the underlying Investment Funds. Therefore, with respect to Investment Funds, the Fund and the Master Fund will not “look through” to the investments and transactions of the Investment Funds. The Adviser anticipates directly managing the assets of the Fund and the Master Fund only for temporary cash management purposes, or in the event of in-kind distributions from Investment Funds. In addition, if a percentage restriction or policy is met at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets, unless otherwise stated in this prospectus, will not constitute a deviation from the restriction or policy.

     Except as otherwise indicated, the Fund and the Master Fund may change their investment objectives and any of their policies, restrictions, strategies, and techniques if the respective Board of Directors believes doing so is in the best interests of the Fund, the Master Fund and the Members.

MANAGEMENT OF THE FUND

Board of Directors

     The Board of Directors has overall responsibility for the management and supervision of the operations of the Fund and the Master Fund. Directors will not contribute to the capital of the Fund or the Master Fund in their capacity as Directors, but may subscribe for Interests as Members, subject to the eligibility requirements described in this prospectus.

     Directors serve on the Board or the Master Fund’s Board for terms of indefinite duration. A Director’s position in that capacity will terminate if the Director is removed, resigns or is subject to various disabling events such as death, incapacity or bankruptcy. A Director may resign, subject to giving 90 days’ prior written notice to the other Directors if such resignation is likely to affect adversely the tax status of the Fund or the Master Fund. A Director may be removed by vote of two-thirds (2/3) of the Directors serving on the Board or the Master Fund’s Board, as applicable, not subject to the removal vote. In addition, a Director serving on the Board may be removed by a vote of Members holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all Members. In the event of any vacancy in the position of a Director, the remaining Directors serving on the Board or the Master Fund’s Board, as applicable, may appoint an individual to serve as a Director, so long as immediately after the appointment at least two-thirds (2/3) of the Directors then serving on the Board or the Master Fund’s Board, as applicable, would have been elected by the Members or the Master Fund’s members, as applicable. In addition, any vacancy in the position of Directors may be filled, if required by Section 16 of the 1940 Act which governs changes in the board of directors, by a plurality of the vote at a meeting of Members or the Master Fund’s members, as applicable, at which a quorum is present in person or by proxy. See also “Voting.” The Board or the Master Fund’s Board may call a meeting of Members or the Master Fund’s members, as applicable, to fill any vacancy in the position of a Director, and must do so within 60 days after any date on which Directors who were elected by Members or the Master Fund’s members, as applicable, cease to constitute a majority of the respective Board of Directors then serving.

Directors and Officers

     The Manager will oversee the management of the day-to-day operations of the Fund and the Master Fund under the supervision of the Board and the Master Fund’s Board, as applicable. The Manager, subject to approval by the Board and the Master Fund’s Board, as applicable, has the authority to appoint officers to assist in the day-to-day management of the Fund’s and the Master Fund’s operations.

     The majority of Directors of the Board and the Master Fund’s Board are not affiliated with the Manager or its affiliates and are not “interested persons” as defined under Section 2(a)(19) of the 1940 Act (the “Independent Directors”). The Directors and officers of the Fund and the Master Fund are also directors and officers of other investment companies managed, advised, administered or distributed by the Manager or its affiliates. The address of the Directors is c/o Mercantile Capital Advisors, Inc., Two Hopkins Plaza, Baltimore, MD 21201. A list of the Directors and officers of the Fund and the Master Fund and a brief statement of their present positions and principal occupations during the past five years are set out below.

Name and Age of Director	Position with the Fund and the Master Fund and Length of Time Served(1)	Principal Occupation(s) in the Past 5 Years		Other Directorships Held by Director

INDEPENDENT DIRECTORS
L. White Matthews, III - 59	Director	Retired since 2001; Chairman,		Director, Mercantile
	2003 to present	Ceridian Corporation, 2006 to present;		Funds, Inc. (15 portfolios);
		Director, Executive Vice President and		Director, Matrixx
		Chief Financial Officer, Ecolab, Inc.		Initiatives, Inc.
		(cleaning products and services), 1999		(pharmaceuticals);
		to 2001	.	Director, Imation Corp.
(data storage products);
Director, Montague
Neshell Corp.;

Name and Age of Director	Position with the Fund and the Master Fund and Length of Time Served(1)	Principal Occupation(s) in the Past 5 Years	Other Directorships Held by Director

Director, Cerilison Corp.
Edward D. Miller, Jr. - 62	Director	Dean and Chief Executive Officer,	Director, Mercantile
	2002 to present	Johns Hopkins Medicine, January	Funds, Inc. (15 portfolios);
		1997 to present.	Director, Bradmer
Pharmaceuticals Inc.
(pharmaceuticals).

John R. Murphy - 70	Director and Chairman	Vice Chairman, National Geographic	Director, Mercantile
	of the Board	Society, March 1998 to present.	Funds, Inc. (15 portfolios);
	2002 to present		Director, Omnicom Group,
Inc. (media and marketing
services).

Thomas L. Owsley - 64	Director	Retired since August 2004; President,	Director, Mercantile
	2005 to present	Chief Executive Officer and Chief	Funds, Inc. (15 portfolios);
		Operating Officer, Crown Central	Director, Telos
		Petroleum Corporation, 2003 to	Corporation (government
		August 2004; Senior Vice President,	contracts).
General Counsel and Corporate
Secretary, 2001 to 2003; Senior Vice
President and Chief Legal Officer,
1998 to 2001.

George R. Packard, III - 72	Director	President, U.S.-Japan Foundation, July	Director, Mercantile
	2002 to present	1998 to present.	Funds, Inc. (15 portfolios).
“INTERESTED” DIRECTORS(2)
Decatur H. Miller - 73	Director	Retired.	Director, Mercantile
	2002 to present		Funds, Inc. (15 portfolios).
OFFICERS WHO ARE NOT DIRECTORS
Kevin A. McCreadie - 44	President	CFA, President and Chief Executive
	2004 to present	Officer, MCA, since March 2004;
Chief Investment Officer of MCA and
MSD&T since 2002; Executive Vice
President of MSD&T since 2002;
Partner of Brown Investment Advisory
& Trust Company from 1999 to 2002.

Edward J. Veilleux - 62	Assistant Vice President	President, EJV Financial Services
	and Chief Compliance	(consulting) since 2002; Director,
	Officer	Deutsche Asset Management, 1987 to
	2004 to present	2002; Senior Vice President, PBHG
Funds, since January 2005.

Jennifer Vollmer - 34	Secretary	Counsel and Vice President, MCA,
	2002 to present	since 2001; Associate, Deutsche Asset
Management, 1999 to 2001.

Savonne L. Ferguson - 31	Assistant Secretary	Assistant Vice President, MCA and
MSD&T since 2002; Associate
	2004 to present	(2002), Deutsche Asset Management,
1999 to 2002.

Scott J. Liotta - 40	Treasurer	Vice President, MSD&T since 2003;
	2005 to present	Vice President, ProFund Advisors
LLC from 1999 to 2002.

(1)	The term of office for a Director is indefinite, until he or she resigns, is removed or a successor is elected and qualified.

(2)	The Interested Director is considered to be an interested person, as defined by the 1940 Act, because of his relationship to Mercantile Capital Advisors, Inc. and/or its affiliates. Mr. Miller may be deemed an “Interested” Director because he is a co-trustee of a trust for which MSD&T also acts as co-trustee.

     The Fund’s Board and the Master Fund’s Board has each formed three committees: an Audit Committee, a Nominating and Compensation Committee and a Pricing and Valuation Committee. The Audit Committee and the Nominating and Compensation Committee are composed of the Fund’s and the Master Fund’s five Independent Directors, L. White Matthews, III, Edward D. Miller, Jr., John R. Murphy, Thomas L. Owsley, and George R. Packard, III. The Pricing and Valuation Committee is composed of all of the Fund’s and Master Fund’s Directors, including L. White Matthews, III, Edward D. Miller, Jr., Decatur H. Miller, John R. Murphy, Thomas L. Owsley, and George R. Packard, III.

     The functions of the Audit Committee are to: (1) oversee the accounting and financial reporting process of the Fund and the Master Fund; (2) oversee the quality and integrity of the Fund’s and the Master Fund’s financial statements and the independent audit of the financial statements; (3) oversee the compliance with legal and regulatory requirements that relate to the Fund’s and the Master Fund’s accounting, financial reporting and independent audits; (4) review and evaluate the qualifications, independence and performance of the auditors prior to the engagement of the audits; and (5) serve as liaison between the auditors and the Board and the Master Fund’s Board. The Committee may perform other tasks, as the Board and the Master Fund’s Board deem necessary and appropriate from time to time. The Chairman of the Audit Committee is John R. Murphy, and L. White Matthews, III serves as the Audit Committee Financial Expert.

     The functions of the Nominating and Compensation Committee are to: (1) identify and recommend candidates for nomination for the election or appointment of Directors to the Fund and the Master Fund and for membership on the Fund’s and the Master Fund’s Board committees; (2) receive and evaluate recommendations by Members of candidates for Board positions (forwarded by correspondence, including a resume of the candidate, by mail or courier to the Fund’s and/or Master Fund’s Secretary for the attention of the Chairman of the Nominating and Compensation Committee, Mercantile Absolute Return Fund LLC, Two Hopkins Plaza, Baltimore, MD 21201); (3) periodically evaluate the functioning and composition of the Board, the Master Fund’s Board and their committees and recommend appropriate changes with respect thereto; (4) annually review compensation payable to Independent Directors and make recommendations to the Board and the Master Fund’s Board; (5) consider and oversee the selection of independent legal counsel employed by the Board and the Master Fund’s Board and annually evaluate legal counsel’s independence under applicable regulations; and (6) consider and evaluate the Directors’ and officers’ liability and errors and omissions insurance coverage maintained by the Fund and the Master Fund. The Chairman of the Nominating and Compensation Committee is Edward D. Miller, Jr.

     The function of the Pricing and Valuation Committee is to assist the Board and the Master Fund’s Board in their review of the calculation of the Fund’s and the Master Fund’s net asset value. In that capacity, the responsibilities of the Pricing and Valuation Committee include: (1) to review, and propose revisions to, the Fund’s and Master Fund’s valuation procedures; (2) to provide oversight with respect to the valuation of the Fund’s and the Master Fund’s securities; (3) to review valuation methodologies, valuation determinations and periodic reports and, as appropriate, recommend changes in valuation methodologies to the Board and the Master Fund’s Board; (4) to make determinations with regard to valuation overrides; (5) to review certain valuations and pricing-related issues; and (6) to provide oversight with respect to pricing errors and compliance, in order to ensure that appropriate procedures and internal controls are in place to address valuation issues. The Committee may perform other tasks assigned to it by the Board and the Master Fund’s Board. The Chairman of the Pricing and Valuation Committee is George R. Packard, III.

Director Ownership of Securities

     As of December 31, 2005, no Director was the beneficial owner of any securities in the Fund or any other registered investment companies overseen by the Director within the same family of investment companies as the Fund.

     As of December 31, 2005, no Independent Director and no immediate family member of any Independent Director was the beneficial owner or owner of record of an interest in either the Manager, the Adviser, the Distributor or in any person directly or indirectly controlling, controlled by, or under common control with the Manager, Adviser or Distributor.

Compensation

     The following table shows information regarding the compensation received by the Directors of the Fund and the Master Fund and the aggregate compensation paid to them by all registered investment companies for which the Manager, the Adviser or their affiliates serve as an investment adviser or manager for the fiscal year ended March 31, 2006. Neither the Fund nor the Master Fund pays any compensation to officers or Directors who are otherwise compensated by the Manager for serving in such capacity.

Name of Director	Aggregate Compensation from the Fund (1)	Pension or Retirement Benefits Accrued (as Part of Fund Expenses)	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund, the Master Fund and the Fund Complex Paid to Directors (2)

L. White Matthews, III	$10,340	$0	$0	$62,020
Decatur H. Miller	$10,340	$0	$0	$62,020
Edward D. Miller, Jr	$9,840	$0	$0	$60,520
John R. Murphy	$13,673	$0	$0	$82,020
Thomas L. Owsley	$10,340	$0	$0	$62,020
George R. Packard, III	$10,340	$0	$0	$62,020

(1)	The Fund paid each Director an annual fee of $6,500 plus $710 for each Board meeting attended. The Chairman of the Board received an additional annual fee of $3,333.00 for his services in such capacity. Directors were reimbursed by the Fund for their travel expenses related to Board meetings.

(2)	The Directors’ Total Compensation is comprised of service to the Fund, the Master Fund, two (2) additional registered hedge funds and one registered open-end investment company, comprised of fifteen (15) portfolios, managed by Mercantile Capital Advisors, Inc.

      Effective upon the master-feeder restructuring, the Fund will pay each Director an annual fee of $1,000. The Directors will not receive any fees from the Fund for attending regular Board meetings, but the Fund will pay each Director $500 for each special or telephonic meeting if such meeting is called solely for the Fund. In addition, the Master Fund will pay each Director an annual fee of $6,500 plus $710 for each regular meeting attended, plus $500 for each special or telephonic meeting attended. The Master Fund will pay the Chairman of the Board an additional annual fee of $3,333 for his services in such capacity.

     The Directors do not receive any fees for attending committee meetings. Directors will be reimbursed by the Fund and the Master Fund for their travel expenses related to meetings of the Board or the Master Fund’s Board, as applicable.

THE MANAGER

     Mercantile Capital Advisors, Inc. is the investment manager of the Master Fund. The Manager is registered as an investment adviser under the Advisers Act and is a corporation formed under the laws of the State of Maryland. The Manager is a wholly-owned subsidiary of MSD&T. MBC is a holding company for MSD&T and its affiliates. Pursuant to the authority and responsibilities granted to it under the Master Fund’s Limited Liability Company Agreement, the Manager will retain all rights, duties and powers to manage the affairs of the Master Fund that may not be delegated under Delaware law, and that are not otherwise delegated by the Manager to the Master Fund’s Board or assumed by the Adviser pursuant to the terms of the Investment Advisory Agreement.

     Pursuant to the authority and responsibilities granted to it under the LLC Agreement, the Manager will also oversee the day-to-day operations of the Fund under the supervision of the Board. In this role, the Manager will be responsible, among other things, for: (i) approving the acceptance of initial and additional subscriptions from investors on behalf of the Fund; (ii) making determinations whether future subscriptions should be accepted; (iii) making determinations regarding transfers of Interests; (iv) acting as tax matter partner of the Fund; and (v) managing and overseeing the general administrative and operational aspects of the Fund. The Manager may be removed as the Fund’s manager under the LLC Agreement by the vote or written consent of Members holding not less than 80% of the total number of votes eligible to be cast by all Members.

INVESTMENT MANAGEMENT AGREEMENTS

     In addition to the authority and responsibilities granted to it under the LLC Agreement and the Master Fund’s Limited Liability Company Agreement, the Manager has also entered into an investment management agreement with the Fund and a separate investment management agreement with the Master Fund (each, a “Management Agreement” and together, “Management Agreements”). The Management Agreements provide that the Manager is responsible, subject to the supervision of the Master Fund’s Board, for formulating a continuing investment program for the Master Fund. The Manager is authorized to make all decisions regarding the Master Fund’s purchases and withdrawals of interests in Investment Funds. The Manager has delegated these responsibilities to the Adviser pursuant to the Investment Advisory Agreement, but retains oversight authority, responsibility for conducting an economic overview and analysis of the Master Fund’s activities, communicating with the Adviser regarding market trends and assisting with setting investment parameters. The Manager is also responsible for reviewing the Adviser’s investment decisions, ensuring compliance with the Master Fund’s stated investment strategy and recommending changes of advisers to the Master Fund’s Board.

     Prior to the Fund’s reorganization into a master-feeder structure and execution of the Management Agreements, the Manager served as an investment manager to the Fund pursuant to an investment management agreement between the Manager and the Fund (the “Former Management Agreement”). In the master-feeder structure, the Fund’s assets consisting of interests in Investment Funds and, consequently, the portfolio management function are transferred to the Master Fund. As a result, the Former Management Agreement was divided into two Management Agreements: a Management Agreement between the Manager and the Master Fund (pursuant to which the Manager receives the Management Fee, calculated based on the Master Fund’s net assets) and a Management Agreement between the Manager and the Fund (pursuant to which the Manager receives the Incentive Fee, calculated based on Members’ net profits). The Management Agreements are identical in substance to the Former Management Agreement. For a discussion of the basis of the Board’s approval of the Former Management Agreement, please see the Fund’s annual shareholder report for the period ended March 31, 2006.

     The Management Agreement between the Fund and the Manager became effective as of June 30, 2006, and will continue in effect from year to year if the continuance is approved annually by (i) the vote of a majority of the Fund’s Independent Directors cast in person at a meeting called for the purpose of voting on the approval and (ii) the Board or the vote of a majority of the outstanding voting securities of the Fund. The Management Agreement between the Fund and the Manager may be terminated at any time, without payment of any penalty, by the Board or by the vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to the Manager. The Manager may terminate the Management Agreement between the Fund and the Manager at any time, without payment of any penalty, upon 90 days’ written notice to the Fund.

     The Management Agreement between the Master Fund and the Manager became effective as of June 30, 2006, and will continue in effect from year to year if the continuance is approved annually by (i) the vote of a majority of the Master Fund’s Independent Directors cast in person at a meeting called for the purpose of voting on the approval and (ii) the Master Fund’s Board or the vote of a majority of the outstanding voting securities of the Master Fund. The Management Agreement between the Master Fund and the Manager may be terminated at any time, without payment of any penalty, by the Master Fund’s Board or by the vote of a majority of the outstanding voting securities of the Master Fund on 60 days’ written notice to the Manager. To the extent the Fund, as an investor in the Master Fund, votes on the approval or termination, the Fund will seek voting instructions from Members and will vote its interest in the Master Fund proportionately in accordance with the votes cast by Members. The Manager may terminate the Management Agreement between the Master Fund and the Manager at any time, without payment of any penalty, upon 90 days’ written notice to the Master Fund.

     Each Management Agreement provides that it will terminate automatically in the event of its “assignment,” as defined by the 1940 Act and the rules under that Act.

     The Management Agreements provide that, in the absence of willful misfeasance, bad faith, or gross negligence of its obligations to the Master Fund, the Manager will not be liable to the Fund, the Master Fund or their members for any error of judgment, for any mistake of law or for any other act or omission in the course of, or connected with, the performance of services to the Master Fund. The Management Agreements also provide for indemnification, to the fullest extent permitted by law, by the Fund and the Master Fund of the Manager, or any partner, director, officer, principal, employee or agent of, or any person who controls, is controlled by or is under common control with, the Manager, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Master Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith or gross negligence of duty.

     For a discussion of the basis of the Board’s and the Master Fund’s Board’s approval of the Management Agreements, please see the Fund’s annual shareholder report for the period ended March 31, 2006 and semi-annual shareholder report for the period ended September 30, 2006, respectively.

Compensation Paid by the Fund to the Manager

     Prior to the Fund’s reorganization into a master-feeder structure and entering into the Management Agreements, the Manager served as an investment manager to the Fund and was responsible, subject to the supervision of the Board, for formulating the Fund’s investment program. In consideration for its services, the Manager received the following total fees for the periods indicated:

Fiscal Year Ended March 31,	Fees

2006	$462,629.00
2005	$445,828.50
2004	$411,706.00

THE ADVISER

     Ramius HVB Partners, LLC (formerly known as RCG Tapestry LLC), a limited liability company organized under the laws of Delaware, is the investment adviser of the Master Fund. The Adviser is registered as an investment adviser under the Advisers Act. The Adviser is jointly owned by Ramius, a limited liability company organized under the laws of Delaware, and HVB, a German corporation. The Adviser’s offices are located at 666 Third Avenue, 26th Floor, New York, NY 10017.

     The Adviser is the vehicle for a strategic partnership between HVB and its affiliates (the “HVB Group”) and Ramius to combine their respective hedge fund of funds businesses. The strategic partnership closed on December 31, 2004.

     HVB Group is the third largest private-sector bank in Germany, and combined with Bank Austria Creditanstalt, it has approximately 60,000 employees, 2,000 branch offices and more than 9.8 million customers. HVB Group is a premier bank network in Europe, specifically in the core markets of Germany, Austria and in Central and Eastern Europe. HVB Group concentrates on European retail and corporate customer business, which is supplemented with customer-oriented capital market activities.

     Ramius is the managing member of the Adviser and is an investment management firm that specializes in utilizing alternative asset class strategies. Through its predecessor, Ramius Capital, LLC and its affiliates, Ramius has been involved in providing discretionary investment management services to U.S. and international private investors, domestic pension funds, foundations, corporations, insurance companies and other fiduciaries since 1994. Ramius’ managing member is C4S & Co., LLC (“C4S”).

     The day-to-day management of the Master Fund’s portfolio will be the responsibility of the Adviser’s Investment Management Committee, which is made up of the following individuals:

     Thomas W. Strauss. Thomas Strauss is a Managing Member of Ramius and a member of its Executive Committee. Mr. Strauss is also Chief Executive Officer and Chief Investment Officer of the Adviser, the General Partner and Investment Manager for Ramius’ multi-manager business, and a member of its Investment Management Committee. Mr. Strauss joined Salomon Brothers Inc. in 1963, was admitted as an Investment Manager in 1971, was appointed to its Executive Committee in 1981 and was named President in 1986. He also became Vice Chairman and was elected to the Board of Directors of Salomon Inc., the holding company of Salomon Brothers Inc. and Phibro Energy, Inc. He was responsible for Salomon’s U.S. Government, Money Market and Foreign Exchange departments prior to becoming President of the firm. As President, he focused on the firm’s International, Investment Banking and High-Yield activities, and its Operations and Investment Banking Activities divisions. In 1993, Mr. Strauss brought his experience in international markets to the Granite Capital International Group as co-Chairman. Mr. Strauss joined Ramius in 1995. Mr. Strauss graduated from the University of Pennsylvania with a Bachelor of Arts degree in Economics.

     Richard Fertig. Richard Fertig is a Director of the Adviser and a member of its Investment Management Committee. Mr. Fertig is responsible for underlying manager selection, due diligence, and portfolio and risk management activities. Prior to joining Ramius in February 2001, Mr. Fertig was most recently Director of Business Development at TouchPak, Inc., a wireless Internet startup. From June 1998 to February 2000, Mr. Fertig was an Associate at The Blackstone Group in the Alternative Asset Management division. Specifically, Mr. Fertig worked as a member of the Investment Committee responsible for underlying manager selection, due diligence, and portfolio and risk management. From 1994 to 1996, Mr. Fertig worked as a pit trader and clerk for First Continental Trading in Chicago. He worked on the CME, CBOT, and CBOE exchanges specifically in the EuroDollar Options pit, S&P 500 Options pit, and the Canadian Government Bond Futures pit. Mr. Fertig received an M.B.A. in Finance from The Wharton School of the University of Pennsylvania in 1998, and received a B.A. from Cornell University as a double major in Economics and Psychology in 1991.

     James Neumann. James Neumann is a Director of the Adviser and a member of its Investment Management Committee. Mr. Neumann is responsible for underlying manager selection, due diligence and portfolio and risk management activities. Prior to the joint partnership, Mr. Neumann was a Senior Analyst at HVB Alternative Advisors, Inc. Prior to that, he was a Chief Financial Officer and Managing Director at Colangelo Synergy Marketing Inc. a profitable start-up venture. Mr. Neumann has over 17 years of investment, trading and portfolio management experience, primarily in fixed income. Other positions that Mr. Neumann held included Vice President/Portfolio Manager for CPR (USA) Inc., a French Investment Bank, Vice President/Fixed Income Trader with Yamaichi International Inc., Senior Trader at UBS Securities and a trader for Aubrey G. Lanston & Co. Mr. Neumann holds a B.S. from Providence College in Rhode Island and an M.B.A. in Finance with concentration in Investment Management and Trading from Fordham University in New York.

     Hiren R. Patel. Hiren Patel is a Director of the Adviser and a member of its Investment Management Committee. Mr. Patel joined Ramius in February 1998 and is responsible for manager selection, due diligence, portfolio management and risk assessment activities for the multi-manager products and activities. From 1992 to 1997, Mr. Patel was a Senior Consultant in Price Waterhouse’s Management Consulting Services. Initially, Mr. Patel started in the Advanced Information Technology Group assisting financial services clients in the design and development of large-scale information systems. Thereafter, Mr. Patel joined the Securities Industry Consulting Group, providing strategic, technology, and operations consulting services to commercial banks interested in forming securities subsidiaries. Mr. Patel received an M.B.A. from Virginia Tech in 1992 and a B.S. in Finance from Virginia Tech in 1990.

Portfolio Manager Compensation Structure

     Compensation for the portfolio managers is a combination of a fixed salary and a discretionary bonus. The Adviser pays the portfolio managers’ compensation in cash. The discretionary bonus is not tied directly to the performance or the value of assets of the Master Fund or any other fund managed by the Adviser. The amount of salary and bonus paid to the portfolio managers is based on a variety of factors, including the financial performance of the Adviser, execution of managerial responsibilities, quality of client interactions and teamwork support. As part of their compensation, portfolio managers also have 401k plans that enable employees to direct a percentage of their pre-tax salary and bonus without any contribution from the Adviser into a tax-qualified retirement plan. In addition, senior portfolio managers receive discretionary, non-voting equity-based compensation, a portion of which is reinvested into the Adviser’s flagship fund of fund product, and which is determined, in part, based on the profits earned by the Adviser. Portfolio managers who are not senior employees are also eligible to participate in profit-sharing plans created for employees of Ramius, pursuant to which a fixed dollar amount of profit sharing is paid in equal amounts to such employees.

Other Accounts Managed by the Portfolio Manager and Potential Conflicts of Interest

     The following table provides information relating to other accounts managed by the Investment Management Committee, which is responsible for the day-to-day management of the Master Fund’s portfolio.

	Number of Accounts Managed	Number of Accounts Managed with Performance- Based Advisory Fees	Total Assets	Total Assets Managed with Performance- Based Advisory Fees

Thomas W. Strauss, Richard Fertig,
James Neumann, Hiren R. Patel*
Registered investment companies	2	2	$144,003,000	$144,003,000
Other pooled investment vehicles	41	38	$2,884,743,000	$2,279,743,000
Other accounts	10	5	$455,695,000	$258,242,000

*	All portfolio managers work together as a management team, and no individual portfolio manager is solely responsible for an account.

     The Adviser and its affiliates may carry on investment activities for their own accounts, for the accounts of their employees (and their families) and for other accounts in which the Master Fund has no interest. The Adviser and its affiliates also provide investment management services to other clients, including other collective investment vehicles. The Adviser and its affiliates may give advice and recommend securities to other managed accounts or investment funds which may differ from advice given to, or securities recommended or bought for, the Master Fund, even though their investment programs may be the same or similar.

     Certain inherent conflicts of interest arise from the fact that the Adviser and its affiliates generally carry on other investment activities in which the Fund will have no interest.

     The Investment Advisory Agreement among the Master Fund, the Manager and the Adviser does not impose any specific obligations or requirements concerning the allocation of time, effort or investment opportunity by the Adviser to the Master Fund. The Adviser and its members, officers and employees will devote as much of their time to the activities of the Master Fund as they deem necessary and appropriate. The Adviser and its affiliates are not restricted from forming investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Master Fund or the portfolio manager and may involve substantial time and resources of the Adviser. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of the Adviser and its officers and employees will not be devoted exclusively to the business of the Master Fund, but will be allocated between the business of the Master Fund and the management of the monies of other advisees of the Adviser.

Security Ownership of Portfolio Manager

     As of May 31, 2006, no portfolio manager was the beneficial owner of any securities in the Fund or the Master Fund.

INVESTMENT ADVISORY AGREEMENT

     The Investment Advisory Agreement among the Manager, the Adviser and the Master Fund (the “Advisory Agreement”) provides that the Adviser is responsible, subject to the supervision of the Manager and the Master Fund’s Board, for formulating a continuing investment program for the Master Fund. The Adviser makes all decisions regarding the Master Fund’s purchases and withdrawals of interests in Investment Funds. The Adviser does not provide separate investment advisory services to the Fund. However, the Fund, as an investor in the Master Fund, benefits from the services that the Adviser provides to the Master Fund.

     The Advisory Agreement became effective as of June 30, 2006, and will continue in effect from year to year if the continuance is approved annually by (i) the vote of a majority of the Master Fund’s Independent Directors cast in person at a meeting called for the purpose of voting on the approval and (ii) the Master Fund’s Board or the vote of a majority of the outstanding voting securities of the Master Fund.

     The Advisory Agreement may be terminated (i) by the Manager at any time, without the payment of any penalty, (ii) by the Manager’s recommendation to, and by a vote of a majority of, the Master Fund’s Board or by vote of a majority of the outstanding voting securities of the Master Fund on 60 days’ written notice to the Adviser or (iii) by the Adviser at any time, without the payment of any penalty, on 60 days’ prior written notice to the Manager. The Advisory Agreement provides that it will terminate automatically in the event of its “assignment,” as defined by the 1940 Act.

     To the extent the Fund, as an investor in the Master Fund, votes on the approval or termination of the Advisory Agreement, the Fund will seek voting instructions from Members and will vote its interest in the Master Fund proportionately in accordance with the votes cast by Members.

     The Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, or gross negligence, the Adviser will not be liable to the Master Fund or its members for any error of judgment, for any mistake of law or for any other act or omission in connection with the performance of services to the Master Fund. The Adviser does not represent that any level of performance will be achieved. The Advisory Agreement also provides for indemnification, to the fullest extent permitted by law, by the Master Fund of the Adviser, or any officer, director, partner, principal, employee or agent of, or any person who controls, is controlled by or is under common control with, the Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Master Fund, so long as the liability or expense is not incurred by reason of the person’s willful malfeasance, bad faith or gross negligence of duty.

     Pursuant to the terms of the Advisory Agreement, the Adviser receives, as compensation for its services, one-half of the Management Fee and the Incentive Fee payable to the Manager.

     Prior to the Fund’s reorganization into a master-feeder structure and execution of the Advisory Agreement with the Manager and the Master Fund, the Adviser served as an investment adviser to the Fund pursuant to an investment advisory agreement among the Adviser, the Manager and the Fund (the “Former Advisory Agreement”), and was responsible, subject to the supervision of the Manager and the Board, for formulating the Fund’s investment program. In the master-feeder structure, the Fund’s assets consisting of interests in Investment Funds and, consequently, the portfolio management function are transferred to the Master Fund and, as a result, the Former Advisory Agreement was terminated, and the Adviser, the Manager and the Master Fund entered into the Advisory Agreement. The Advisory Agreement is identical in substance to the Former Advisory Agreement.

     For a discussion of the basis of the Master Fund’s Board’s approval of the Advisory Agreement, please see the Fund’s semi-annual shareholder report for the period ended September 30, 2006.

Compensation Paid by the Fund to the Adviser

     Prior to the Fund’s reorganization into a master-feeder structure and entering into the Advisory Agreement with the Master Fund, the Adviser was responsible, subject to the supervision of the Manager and the Board, for formulating the Fund’s investment program. In consideration for its services, the Adviser received the following total fees for the periods indicated:

Fiscal Year Ended March 31,	Fees

2006	$462,629.00
2005	$445,828.50
2004	$411,706.00

CODES OF ETHICS

     The Fund, the Master Fund, the Manager, the Adviser and the Distributor have each adopted a code of ethics (“Code of Ethics”) as required by Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including making investments in the securities of Investment Funds that may be purchased or held by the Master Fund, subject to a number of restrictions and controls. Each Code of Ethics is available on the SEC’s website at www.sec.gov. In addition, each Code of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Copies of each Code of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

VOTING

Member Voting Rights

     Each Member has the right to cast a number of votes based on the value of the Member’s investment percentage at a meeting of Members called by the Board or by Members holding at least a majority of the total number of votes eligible to be cast. Members will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would be entitled to vote, including certain elections of Directors and on certain other matters. Notwithstanding their ability to exercise their voting privileges, Members in their capacity as such are not entitled to participate in the management or control of the Fund’s business and may not act for or bind the Fund.

     Whenever the Fund as an investor in the Master Fund is requested to vote on matters pertaining to the Master Fund, the Fund will seek voting instructions from the Members on such matters and, if required, will hold a meeting of the Members, and the Fund will vote its interest in the Master Fund for or against such matters proportionately to the instructions received from the Members. Thus, the Fund will effectively “pass through” its voting rights to the Members. The Fund shall vote Interests for which it receives no voting instructions in the same proportion as the Interests for which it receives voting instructions. Members of the Fund will not be able to vote on the termination of the Master Fund’s business, which may be determined by the Master Fund without Member approval.

Proxy Voting Policies and Procedures

     The Fund will invest substantially all of its assets in the Master Fund, which in turn will invest in the securities of Investment Funds, which generally issue non-voting securities. On occasion, however, the Master Fund may receive notices from the Investment Funds seeking the consent of holders in order to materially change certain rights within the structure of the security itself or change material terms of the Investment Fund’s articles of association, limited partnership agreement, limited liability company operating agreement, or similar agreement with investors. To the extent that the Master Fund receives notices or proxies from Investment Funds (or receives proxy statements or similar notices in connection with any other portfolio securities), the Master Fund’s Board has delegated proxy voting responsibilities with respect to the Master Fund’s portfolio securities to the Manager, as a part of the general management of the Master Fund, subject to the Master Fund’s Board’s continued oversight. The Manager is permitted to delegate and has further delegated this responsibility to the Adviser. The Master Fund’s Board has directed that proxies must be voted consistent with the best interest of the Master Fund and its interest holders. The Manager and the Adviser present to the Master Fund’s Board their policies, procedures and guidelines for voting proxies at least annually, and notify the Master Fund’s Board promptly of material changes to any of these documents, and no less than annually the Manager reports to the Master Fund’s Board a record of each proxy voted with respect to the Master Fund’s portfolio securities during the year.

     The Adviser has implemented its own proxy voting policies and procedures (“Policies”). The Adviser’s general policy is to vote proxies in a manner that serves the best interest of the Adviser’s client (including the Master Fund), as determined by the Adviser in its discretion, taking into account the following factors: (1) the impact on the value of the returns of the Investment Fund; (2) the attraction of additional capital to the Investment Fund; (3) the alignment of the interests of the Investment Fund’s management with the interest of the Investment Fund’s beneficial owners, including establishing appropriate fees for the Investment Fund’s management; (4) the costs associated with the proxy; (5) the impact on redemption or withdrawal rights; (6) the continued or increased availability of portfolio information; and (7) industry and business practices.

     The Policies address, among other things, conflicts of interest that may arise between the interests of the Master Fund and the interests of the Adviser and its affiliates. The Policies describe the way in which the Adviser resolves conflicts of interest. To resolve conflicts, the Adviser’s portfolio manager is responsible for determining whether each proxy is for a routine matter or is otherwise covered by the Policies. For all proxies identified as routine or otherwise covered by the Policies, the portfolio manager votes in accordance with the Policies. For proxies that are not routine, are not covered by the Policies or for which the portfolio manager wishes to vote contrary to the Policies, the proxy will be submitted to the Adviser’s Proxy Committee to determine whether any conflict of interest exists. If a conflict exists, the portfolio manager votes proxies in accordance with the Proxy Committee’s decision.

     Under certain circumstances, the Adviser may abstain from voting or affirmatively decide not to vote, if the Adviser determines that it is in the Master Fund’s best interest. In making such determination, the Adviser will consider (i) the costs associated with exercising the proxy and (ii) any legal restrictions on trading resulting from the exercise of the proxy.

     A copy of the Policies is available without charge, upon request, by calling (800) 551-2145. The Fund and the Master Fund are required to file Form N-PX, with the complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. Once filed, the Forms N-PX will be available: (i) without charge, upon request, by calling (800) 551-2145; or (ii) by visiting the SEC’s website at www.sec.gov.

BROKERAGE

The Master Fund

     The Master Fund anticipates that it will execute many of its transactions directly with the Investment Funds and that such transactions ordinarily will not be subject to brokerage commissions. In some instances, however, the Master Fund may incur expenses in connection with effecting its portfolio transactions, including the payment of brokerage commissions or fees payable to Investment Funds or parties acting on behalf of, or at the direction of,

Investment Funds. The Master Fund will typically have no obligation to deal with any broker or group of brokers in executing transactions.

     The Master Fund (and the Fund, as an investor in the Master Fund) will bear any commissions or spreads in connection with its portfolio transactions. In selecting brokers and dealers to effect transactions on behalf of the Master Fund, the Adviser will seek to obtain the best price and execution for the transaction, taking into account factors such as price, size of order, difficulty of execution and the operational facilities of a brokerage firm and the firm’s risk in positioning a block of securities. While the Adviser generally will seek reasonably competitive commission rates, the Master Fund will not necessarily be paying the lowest commission available on each transaction. In executing portfolio transactions and selecting brokers or dealers, the Adviser will seek to obtain the best overall terms available for the Master Fund. The Adviser will evaluate the overall reasonableness of brokerage commissions paid based upon its knowledge of available information as to the general level of commission paid by other institutional investors for comparable services.

     The Fund paid no brokerage commissions during the three fiscal years ended March 31, 2006, 2005 and 2004, nor were any such commissions paid to any affiliated broker-dealer during such three-year period.

The Investment Funds

     Each Investment Manager is responsible for placing orders for the execution of portfolio transactions and the allocation of brokerage for any Investment Fund it manages. Transactions on U.S. stock exchanges and on some non-U.S. stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of non-U.S. stock exchanges, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or markups.

     The Adviser expects that each Investment Manager will generally select brokers and dealers to effect transactions on behalf of its Investment Fund substantially as described below, although the Adviser can give no assurance that an Investment Manager will adhere to, and comply with, the described practices. The Adviser generally expects that, in selecting brokers and dealers to effect transactions on behalf of an Investment Fund, an Investment Manager will seek to obtain the best price and execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm and the firm’s risk in positioning a block of securities. Subject to appropriate disclosure, however, Investment Managers of Investment Funds that are not investment companies registered under the 1940 Act may select brokers on a basis other than that outlined above and may receive benefits other than research or that benefit the Investment Manager or the Investment Manager’s other clients rather than its Investment Fund. The Adviser may consider the broker selection process employed by an Investment Manager as a factor in determining whether to invest in its Investment Fund. Each Investment Manager generally will seek reasonably competitive commission rates, but will not necessarily pay the lowest commission available on each transaction.

     Consistent with seeking best price and execution, an Investment Manager may place brokerage orders with brokers that may provide the Investment Manager and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of an Investment Manager are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Investment Manager or its affiliates in providing services to clients other than an Investment Fund. In addition, not all of the supplemental information is used by the Investment Manager in connection with an Investment Fund in which the Master Fund invests. Conversely, the information provided to the Investment Manager by brokers and dealers through which other clients of the Investment Manager and its affiliates effect securities transactions may be useful to the Investment Manager in providing services to an Investment Fund. In accordance with Section 17(e) of the 1940 Act and Rule 17e-1 thereunder which govern affiliate transactions, an affiliate of the Manager and/or the Adviser may effect brokerage transactions for an Investment Fund. However, the Adviser will not influence the Investment Managers’ broker selection process and will not consider an Investment Manager’s use of a broker affiliated with the Manager and/or the Adviser in making investment allocation decisions on behalf of the Master Fund.

ADMINISTRATOR

     In addition to its role as Manager, MCA serves as administrator to the Fund and the Master Fund. Under the terms of the administration agreements entered into between (i) the Fund and the Administrator and (ii) the Master Fund and the Administrator (each, an “Administration Agreement” and together, “Administration Agreements”), the Administrator is responsible, directly or through its agents, for providing administrative, accounting, investor and recordkeeping services for the Fund and the Master Fund. Such services include, among other things: convening and calling all meetings of the Board and the Master Fund’s Board and preparing the minutes of such meetings; providing general secretarial services and keeping the books and records of the Fund and the Master Fund; paying all fees and expenses of the Fund and the Master Fund; and supervising the activities of the Sub-Administrator. Further, with respect to the Fund, the Administrator is responsible, directly or through its agents, for the provision of personal Member services and account maintenance services to Members, such as handling of inquiries regarding the Fund; assisting in the enhancement of relations and communications between Members and the Fund; assisting in the maintenance of Members’ accounts with the Fund; assisting in the maintenance of Fund records containing Member information, such as changes of address; and providing other information and Member liaison services at the Fund’s request.

     Each Administration Agreement may be terminated by either party to the respective agreement at the end of the initial three-year term or any successive one-year term upon not less than 90 days’ prior written notice.

     In consideration of the administrative services provided to the Fund, the Fund will pay the Administrator a fee at an annual rate of 0.25% of the Fund’s net assets, plus an additional $15,000 annually. In addition, in consideration of the administrative services provided to the Master Fund, the Master Fund will pay the Administrator a fee at an annual rate of 0.20% of the Master Fund’s net assets (together, the “Administrative Fee”). The Administrative Fee will accrue monthly and will be paid out of the Fund’s and the Master Fund’s respective assets quarterly. The Fund as an investor in the Master Fund will bear its pro rata share of the Administrative Fee paid by the Master Fund. The Fund and the Master Fund, respectively, will reimburse the Administrator for out-of-pocket expenses relating to services provided to the Fund and the Master Fund. The parties may, from time to time, renegotiate the Administrative Fee.

     The Administrator may waive, at its sole discretion, all or a portion of the Administrative Fee payable by the Fund. Any waiver would be for the benefit of all Members on an equal and pro rata basis. There can be no assurance that the Administrator will waive any portion of the Administrative Fee payable by the Fund. However, pursuant to the Expense Limitation Agreement, the Manager has agreed to limit the Fund’s total ordinary operating expenses (excluding the Incentive Fee, if any) for a period of two years following the master-feeder restructuring. See “Expense Limitation Agreement.”

     The Administrator may pay a portion of the Administrative Fee to entities that provide the Fund with ongoing investor services.

     The Administration Agreements provide that the Administrator will not be liable to the Fund, the Master Fund or to Members for any liabilities or expenses except those arising out of willful misfeasance, bad faith or gross negligence in the performance of the duties of the Administrator or its agents or those arising by reason of reckless disregard of the duties of the Administrator or its agents. In addition, under the Administration Agreements, the Fund and the Master Fund will agree to indemnify the Administrator from and against any and all liabilities and expenses whatsoever arising out of the Administrator’s actions under the Administration Agreements, other than liability and expense arising out of the Administrator’s willful misfeasance, bad faith or gross negligence or reckless disregard of duties.

     In accordance with the terms of the Administration Agreements, the Administrator has retained SEI Investments Global Funds Services, whose principal business is located at One Freedom Valley Drive, Oaks, PA, 19456, as a sub-administrator pursuant to a sub-administration agreement (the “Sub-Administration Agreement”). The Sub-Administrator assists the Administrator in providing administrative services to the Fund and the Master Fund, including, but not limited to, the preparation of regulatory filings and compliance with all requirements of applicable securities laws, subject to the supervision of the respective Board of Directors. The Sub-Administrator calculates the values of the assets of the Fund and the Master Fund and generally assists on all aspects of the Fund’s and the Master Fund’s administration and operation. The Sub-Administrator will generally supply and maintain office facilities (which may be in its own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including, without limitation, the maintenance of such books and records as are required pursuant to record-keeping requirements under the 1940 Act, except as maintained by the Administrator), internal auditing, executive and administrative services; prepare reports to Members; coordinate the preparation and filing of tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board and the Master Fund’s Board; provide monitoring reports and assistance regarding compliance with the Fund’s and the Master Fund’s limited liability company agreements, investment objectives and policies and with federal and state securities laws; arrange for appropriate insurance coverage; calculate net asset values, net income and realized capital gains or losses; negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services; establish and maintain bank, custodian and other accounts; maintain a list of Members and generally perform all actions related to the issuance, repurchase and transfer of Interests, including the processing of subscription documentation and evaluating compliance with investor eligibility guidelines; accept payment for the Interests; compute and disseminate the net asset value of the Fund in accordance with the LLC Agreement; prepare for review the annual financial statements of the Fund and the Master Fund, as well as quarterly reports regarding the Fund’s and the Master Fund’s performance and net asset value; and perform additional services, as agreed upon, necessary in connection with the administration of the Fund and the Master Fund.

     The Administrator will pay the Sub-Administrator out of its Administrative Fee a quarterly sub-administrative fee. The Administrator is responsible for the payment of the sub-administrative fee. The sub-administrative fee is not an additional expense of the Fund or the Master Fund. Either party may terminate the Sub-Administration Agreement at the end of the initial three-year term or any successive one-year term upon not less than 90 days’ prior notice.

CUSTODIAN AND ESCROW AGENT

     SEI Private Trust Company, whose principal business address is One Freedom Valley Drive, Oaks, PA 19456, serves as the custodian of the Fund’s and the Master Fund’s assets pursuant to custodian services agreements with the Fund and the Master Fund, and may maintain custody of such assets with U.S. sub-custodians and foreign custody managers (which may be banks, trust companies, securities depositories and clearing agencies), subject to policies and procedures approved by the Board and the Master Fund’s Board. Under the terms of the custodian services agreements, the Custodian maintains a separate account in the name of the Fund and the Master Fund, holds and transfers portfolio securities on account of the Fund and the Master Fund, accepts receipts and makes disbursements of money on behalf of the Fund and the Master Fund, collects and receives all income and other payments and distributions on account of the Fund’s and the Master Fund’s securities, maintains the Master Fund’s subscription agreements from investments made in the Investment Funds, and makes periodic reports to the Board and the Master Fund’s Board concerning the Fund’s and the Master Fund’s operations.

     In consideration of the custodian services, the Master Fund will pay the Custodian, and the Fund as an investor in the Master Fund will bear its pro rata share of, a fee at an annual rate of 0.01% of the Master Fund’s net assets. The fee will accrue monthly and will be paid out of the Master Fund’s assets quarterly. The Fund and the Master Fund will also reimburse the Custodian for out-of-pocket expenses.

     SEI Private Trust Company also serves as the Fund’s escrow agent. Under the terms of the escrow agreement, the Escrow Agent has established a non-interest bearing escrow account in the name of the Fund and will promptly deposit in the escrow account funds remitted by prospective investors in connection with subscriptions for Interests. In the event a prospective investor is not admitted to the Fund as a Member, the Escrow Agent will promptly issue a refund to such investor in the amount of the investor’s remitted principal balance. In addition, the escrow account will hold funds equal to the value of Interests that have been accepted for repurchase and that the Fund has transferred into the escrow account prior to their payment to Members. The Escrow Agent will be responsible for providing the Fund with periodic account statements and for making distributions to the Fund upon each subscription date and to Members in connection with repurchases. The Fund will reimburse the Escrow Agent for out-of-pocket expenses.

FUND EXPENSES

     The Manager will provide, or will arrange at its expense for the provision of, certain management and administrative services to the Fund and the Master Fund. Among those services are: providing office space and other support services; maintaining and preserving certain records; preparing and filing various materials with state and U.S. federal regulators; providing legal and regulatory advice in connection with management and administrative services; and reviewing and arranging for payment of the Fund’s and the Master Fund’s expenses.

     In consideration of the investment advisory services that the Adviser provides to the Master Fund, the Manager will pay an amount equal to one-half of the Management Fee and one-half of any Incentive Fee to the Adviser. The Adviser will bear all of its own costs incurred in providing investment advisory services to the Master Fund.

     Fees and expenses borne by the Master Fund (and thus indirectly by the Fund and Members) include:

All expenses related to the Master Fund’s investment program (other than the Adviser’s own costs), including, but not limited to:

o	The Master Fund’s share of fees paid and expenses reimbursed to Investment Managers (including management fees, performance-based fees and redemption or withdrawal fees, however titled or structured);

o	All costs and expenses directly related to portfolio transactions and positions for the Master Fund’s account, such as direct and indirect expenses associated with the Master Fund’s investments, including its investments in Investment Funds (whether or not consummated);

o	All costs and expenses related to enforcing the Master Fund’s rights in respect of such investments;

o	Transfer taxes and premiums;

o	Taxes withheld on non-U.S. income;

o	Fees for data and software providers;

o	Research expenses;

o	Professional fees (including, without limitation, the fees and expenses of consultants, attorneys and experts);

o	Brokerage commissions, if applicable in connection with temporary or cash management investments;

o	Interest and commitment fees on loans and debit balances;

o	Borrowing charges on securities sold short;

o	Dividends on securities sold but not yet purchased; and

o	Margin fees;

Fees and out-of-pocket expenses of the Custodian;

The Management Fee;

Costs and charges for equipment and services used in communicating information regarding the Master Fund’s transactions;

Operational expenses, including, but not limited to:

o	Any non-investment-related interest expense;

o	Attorneys’ fees and disbursements;

o	Fees and disbursements of accountants and expenses related to the annual audit of the Master Fund;

o	The portion of the Administrative Fee and the Administrator’s out-of-pocket expenses paid by the Master Fund;

o	Recordkeeping fees and expenses;

o	The costs of errors and omissions, directors’ and officers’ liability insurance and a fidelity bond;

o	The costs of preparing and mailing reports and other communications, including proxy, tender offer correspondence or similar materials, to the Master Fund’s members;

o	Fees and travel expenses of Directors relating to meetings of the Master Fund’s Board and committees thereof; and

o	Any extraordinary expenses, including indemnification expenses.

Fees and expenses borne by the Fund (and thus indirectly by Members) include:

Operational expenses, including, but not limited to:

o	Any interest expense;

o	Attorneys’ fees and disbursements;

o	Fees and disbursements of accountants and expenses related to the annual audit of the Fund;

o	The portion of the Administrative Fee and the Administrator’s out-of-pocket expenses paid by the Fund;

o	Recordkeeping fees and expenses;

o	Out-of-pocket expenses of the Escrow Agent;

o	The costs of errors and omissions, directors’ and officers’ liability insurance and a fidelity bond;

o	The costs of preparing and mailing reports and other communications, including proxy, tender offer correspondence or similar materials, to Members;

o	Fees and travel expenses of Directors relating to meetings of the Board and committees thereof; and

o	Any extraordinary expenses, including indemnification expenses;

Out-of-pocket expenses of the Custodian;

The Incentive Fee, if any.

     The Manager will bear certain of the costs and expenses incurred in connection with the restructuring of the Fund as a feeder fund in a master-feeder structure, including organizational costs of the Master Fund and costs incurred in connection with the initial offering of the Master Fund’s interests. The Fund will bear the remaining portion of such costs and expenses, subject to the Expense Limitation Agreement, pursuant to which the Manager has agreed to limit the Fund’s total ordinary operating expenses (excluding the Incentive Fee, if any) for a period of two years following the master-feeder restructuring.

     The Fund will pay the ongoing offering costs incurred in connection with the periodic offers of Interests. The Fund as an investor in the Master Fund will also bear its pro rata share of any ongoing offering costs incurred in connection with the periodic offers of the Master Fund’s interests.

     Investment Funds will bear various expenses in connection with their operations similar to those incurred by the Fund and the Master Fund. Investment Managers generally will assess asset-based fees to and receive performance-based fees from the Investment Funds (or their investors), which effectively will reduce the investment return of the Investment Funds. These expenses and fees will be in addition to those incurred by the Fund and the Master Fund themselves. As an indirect investor in the Investment Funds, the Fund will bear its proportionate share of the expenses and fees of the Investment Funds, including any performance-based fees payable to the Investment Managers.

MANAGEMENT FEE

     In consideration of the services that the Manager will provide to the Master Fund, the Master Fund will pay the Manager, and the Fund as an investor in the Master Fund will bear its pro rata share of, a quarterly fee of 0.3125% (1.25% on an annualized basis) of the Master Fund’s net assets. The Management Fee will be an expense paid out of the Master Fund’s assets quarterly, and the Fund’s share of the Management Fee will be reflected in the Members’ capital accounts (including the capital accounts of the Adviser and the Manager or any of their respective affiliates to the extent any of them holds an Interest) as a reduction to net profits or an increase to net losses credited to or debited from the Members’ capital accounts. Net assets for these purposes mean the total value of all assets of the Master Fund, less an amount equal to all accrued debts, liabilities and obligations of the Master Fund. The Management Fee will be computed based on the net assets of the Master Fund as of the end of business on the last business day of each quarter, after adjustment for any subscriptions effective on that date, and will be due and payable in arrears within five business days after the end of such quarter.

     In accordance with the Investment Advisory Agreement, as compensation for the services that the Adviser will provide to the Master Fund, the Manager will pay the Adviser one-half of the Management Fee and one-half of the Incentive Fee (described below). In addition, the Manager may pay a portion of the remaining Management Fee to entities that assist in the distribution of Interests and may be affiliated with the Manager. These payments will be in addition to the direct sales loads paid by investors. See “Subscriptions for Interests—Distribution Arrangements and Sales Loads.”

     The Manager may waive, at its sole discretion, up to one-half of the Management Fee. There is no other limit on the amount of the Management Fee the Manager may waive. Any waiver would be for the benefit of all Members, as well as other investors in the Master Fund, on an equal and pro rata basis. There can be no assurance that the Manager will waive any portion of the Management Fee. However, pursuant to the Expense Limitation Agreement, the Manager has agreed to limit the Fund’s total ordinary operating expenses (excluding the Incentive Fee, if any) for a period of two years following the master-feeder restructuring. See “Expense Limitation Agreement.”

INCENTIVE FEE

     In addition to the Management Fee, for each incentive period (which generally corresponds to a fiscal year), the Fund will pay the Manager an incentive fee equal to 10% of each Member’s net profits in excess of such Member’s Loss Carryforward Amount (before any accruals for Incentive Fees); provided, however, that for any given Incentive Period, no Incentive Fee will be charged to any Member unless the net profits applicable to such Member exceed the Benchmark Return for such Incentive Period and, further provided, that the Incentive Fee will be charged only up to the extent it does not reduce such Member’s net profits below the amount of the Benchmark Return. The Manager will pay the Adviser one-half of the Incentive Fee.

     The “Benchmark Return” is a non-cumulative return, determined from the first date of the fiscal year, except if a Member’s initial capital contribution is made after the beginning of the fiscal year, the Benchmark Return is instead determined from such initial contribution date. The Benchmark Return as of any accounting date equals the average of the rates for the generic three-month LIBOR as of the last day of each of the four immediately preceding calendar quarters, as published by Bloomberg, L.P.

     The Loss Carryforward Amount for a Member commences at zero and, for each Incentive Period, is increased by the net losses allocated to such Member’s capital account for such Incentive Period or is reduced (but not below zero) by the net profits allocated to such Member’s capital account for such Incentive Period. A Member’s Loss Carryforward Amount will be proportionately adjusted with respect to any contributions, transfers, distributions and repurchases applicable to the Member’s capital account.

     For these purposes, an Incentive Period will generally correspond to a fiscal year, but may vary with respect to Members. An Incentive Period may be composed of one or more consecutive fiscal periods, as discussed in “Capital Accounts and Allocations—Capital Accounts.”

EXPENSE LIMITATION AGREEMENT

     The Manager has entered into an agreement with the Fund and the Master Fund whereby it has agreed to waive and/or reimburse the Fund’s expenses to the extent necessary to ensure that the Fund’s annualized ordinary operating expenses (excluding the Incentive Fee, if any) will not exceed the annualized ordinary operating expenses of the Fund as of the month end prior to the date on which the Fund commenced operations as a feeder fund. The annualized ordinary operating expenses of the Fund as of May 31, 2006 were 1.74%. The Expense Limitation Agreement will remain in effect for two years following the master-feeder restructuring and may be renewed for additional periods.

CAPITAL ACCOUNTS AND ALLOCATIONS

Capital Accounts

     The Fund will maintain a separate capital account for each Member (including the Manager, the Adviser or any of their respective affiliates to the extent any of them contributes capital to the Fund as a Member). Each such capital account will have an opening balance equal to the Member’s initial contribution to the capital of the Fund and will be increased by the sum of any additional contributions by the Member to the capital of the Fund, plus any amounts credited to the Member’s capital account as described below. Each Member’s capital account will be reduced by the sum of the amount paid to the Member on any repurchase by the Fund of an Interest, or portion of an Interest, held by the Member, plus the amount of any distributions to the Member that are not reinvested, plus any amounts debited from the Member’s capital account as described below.

     Capital accounts of Members are adjusted as of the close of business on the last day of each of the Fund’s fiscal periods. Fiscal periods begin on the day after the last day of the preceding fiscal period and end at the close of the Fund’s business on the first to occur of the following: (1) the last day of a fiscal year of the Fund; (2) the last day of a taxable year of the Fund; (3) the day preceding any day on which a contribution to the capital of the Fund is made; (4) any day on which the Fund repurchases any Interest or portion of an Interest; (5) the day on which a substituted Member is admitted; (6) any day on which any amount is credited to or debited from the capital account of a Member other than an amount to be credited to or debited from the capital account of all Members in accordance with their “investment percentages;” or (7) the last day of a fiscal period of the Master Fund. The Fund will calculate an “investment percentage” for each Member as of the start of each fiscal period by dividing the balance of the Member’s capital account as of the commencement of the period by the sum of the balances of all capital accounts of all Members as of that date.

Allocation of Net Profits and Net Losses

     Net profits or net losses of the Fund for each of its fiscal periods will be allocated among and credited to or debited from the capital accounts of all Members as of the last day of the fiscal period in accordance with Members’ investment percentages for the fiscal period. Net profits or net losses will be measured as the net change in the value of the net assets of the Fund, including any net unrealized appreciation or depreciation of investments and realized income and gains or losses and accrued expenses, before giving effect to any repurchases by the Fund of Interests or portions of Interests, and excluding the amount of any items to be allocated among the capital accounts of the Members other than in accordance with the Members’ investment percentages. The amount of net profits, if any, allocated to a Member may be reduced by the Member’s share of the Manager’s Incentive Fee. Allocations for U.S. federal income tax purposes generally will be made among the Members so as to reflect equitably the amounts credited or debited to each Member’s capital account for the current and prior fiscal years. See “Tax Aspects—U.S. Federal Income Tax Considerations—Allocation of Fund’s Profits and Losses.”

Allocation of Special Items - Certain Withholding Taxes and Other Expenditures

     Withholding taxes or other tax obligations incurred by the Fund that are attributable to any Member will be debited from the capital account of that Member as of the close of the fiscal period during which the Fund paid those obligations, and any amounts distributable at or after that time to the Member (if any) will be reduced by the amount of those taxes. If the amount of those taxes is greater than the distributable amounts, then the Member and any successor to the Member’s Interest is required to pay upon demand to the Fund, as a contribution to the capital of the Fund, the amount of the excess. The Fund is not obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member, although in the event that the Fund determines that a Member is eligible for a refund of any withholding tax, it may, at the request and expense of the Member, assist the Member in applying for the refund.

     Any expenditures payable by the Fund, to the extent paid or withheld on behalf of, or by reason of particular circumstances applicable to, one or more but fewer than all of the Members, will generally be charged to only those Members on whose behalf the payments are made or whose circumstances gave rise to the payments. These charges will be debited to the capital accounts of the applicable Members as of the close of the fiscal period during which the items were paid or accrued by the Fund.

Reserves

     Appropriate reserves may be created, accrued and charged against net assets and proportionately against the capital accounts of the Members for contingent liabilities as of the date the contingent liabilities become known to the Fund. Reserves will be in such amounts (subject to increase or reduction) that the Fund may deem necessary or appropriate. The amount of any reserves and any increase or decrease in them will be proportionately charged or credited, as appropriate, to the capital accounts of those investors who are Members at the time when the reserves are created, increased or decreased, except that, if the reserves, or any increase or decrease in them, exceeds the lesser of $500,000 or 1.0% of the aggregate value of the capital accounts of all those Members, the amount of the reserve, increase or decrease may instead be charged or credited to those investors who were Members at the time, as determined by the Fund, of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their capital accounts at that time.

Net Asset Valuation

     The Fund will compute its net asset value as of the last business day of each “fiscal period” (as defined under “—Capital Accounts”). Such computation is expected to occur on a monthly basis and other times at the Board’s discretion. In determining its net asset value, the Fund will value its investments as of such fiscal period-end. The net asset value of the Fund will equal the value of the assets of the Fund, less all of its liabilities, including accrued fees and expenses. The value of a Member’s capital account will equal the net asset value of the Fund, multiplied by such Member’s investment percentage. In computing its net asset value, the Fund will value its interest in the Master Fund at the net asset value provided by the Master Fund to the Fund.

     The net asset value of the Master Fund will equal the value of the total assets of the Master Fund less all of its liabilities, including accrued fees and expenses. The Master Fund’s Board has approved procedures pursuant to which the Master Fund will value its investments in Investment Funds at fair value. In accordance with these procedures, fair value as of each fiscal period-end ordinarily will be the value determined as of such fiscal period-end for each Investment Fund in accordance with the Investment Fund’s valuation policies and reported at the time of the Master Fund’s valuation. As a general matter, the fair value of the Master Fund’s interest in an Investment Fund will represent the amount that the Master Fund could reasonably expect to receive from an Investment Fund if the Master Fund’s interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Master Fund believes to be reliable. In the unlikely event that an Investment Fund does not report a fiscal period-end value to the Master Fund on a timely basis, the Master Fund would determine the fair value of such Investment Fund based on the most recent value reported by the Investment Fund, as well any other relevant information available at the time the Master Fund values its portfolio. Using the nomenclature of the hedge fund industry, any values reported as “estimated” or “final” values will reasonably reflect market values of securities for which market quotations are available or fair value as of the Master Fund’s valuation date.

     Prior to investing in any Investment Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the Investment Fund, which as a general matter will utilize market values when available and will otherwise utilize principles of fair value that the Adviser reasonably believes to be consistent with industry practice and compatible with the valuation methods used by the Master Fund for valuing its own investments. The Adviser is required to make an affirmative determination that using the valuation methodology of the Investment Fund to value the Master Fund’s investment in such Fund is not inconsistent with the Adviser’s and the Master Fund Board’s fiduciary obligations under the Advisers Act and the 1940 Act. Prior to investing in any Investment Fund, the Adviser will also confirm that the Investment Fund is obligated to inform its investors, in a timely fashion, of any material changes to its valuation methodology.

     The Master Fund’s valuation procedures require the Adviser to consider all relevant information available at the time the Master Fund values its portfolio. The Adviser and/or the Master Fund’s Board will consider such information and may conclude in certain circumstances that the information provided by the Investment Manager of an Investment Fund does not represent the fair value of the Master Fund’s interests in the Investment Fund.

     As part of its consideration of all relevant information, the Adviser monitors all Investment Funds and compares the individual monthly results of each Investment Fund with that of other hedge fund managers that use the same type of investment strategy. In the unusual circumstance where an Investment Fund’s performance is not in line with its peer group, the Adviser will contact the Investment Manager and attempt to find a logical and reasonable explanation for the disparity in returns. Any outlying results, either positive or negative, are followed up with the Investment Manager to determine the cause and to see if further review of the situation is required. If, based on relevant information available to the Adviser at the time the Master Fund values its portfolio, the Adviser concludes that the value provided by the Investment Fund does not represent the fair value of the Master Fund’s interests in the Investment Fund, the Adviser will take steps to recommend a fair value for the Master Fund’s interests in the Investment Fund to the Master Fund’s Board for its consideration.

     Although the procedures approved by the Master Fund’s Board provide that the Adviser will review the valuations provided by the Investment Managers to the Investment Funds, neither the Adviser nor the Master Fund’s Board will be able to confirm independently the accuracy of valuations provided by such Investment Managers (which are unaudited). The Adviser does not generally have access to all necessary financial and other information relating to the Investment Funds, including information about the securities in which the Investment Funds invest or their valuation, in order to determine independently the Investment Funds’ net asset values.

     The Master Fund’s interest in an Investment Fund is valued at an amount equal to the Master Fund’s capital account in the Investment Fund which issued such interest, as determined pursuant to the instrument governing such issuance. As a general matter, the governing instruments of the Investment Funds in which the Master Fund invests provide that any securities or investments which are illiquid, not traded on an exchange or in an established market or for which no value can be readily determined, will be assigned such fair value as the respective Investment Managers may determine in their judgment based on various factors. Such factors depend on the type of security being valued and include, but are not limited to, aggregate dealer quotes or independent appraisals. Such valuations may not be indicative of what actual fair market value would be in an active, liquid or established market. Prospective investors should be aware that Investment Managers may face a conflict of interest in valuing the Investment Fund’s securities because the values given to the securities will affect the Investment Managers’ compensation.

     Although redemptions of interests in Investment Funds are subject to advance notice requirements, Investment Funds will typically make available net asset value information to holders which will represent the price at which, even in the absence of redemption activity, the Investment Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Investment Fund’s governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Master Fund’s Board, in the absence of specific transaction activity in interests in a particular Investment Fund, the Master Fund would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. In accordance with generally accepted accounting principles and industry practice, the Master Fund may not always apply a discount in cases where there was no contemporaneous redemption activity in a particular Investment Fund. In other cases, as when an Investment Fund imposes extraordinary restrictions on redemptions, or when there have been no recent transactions in Investment Fund interests, the Master Fund may determine that it was appropriate to apply a discount to the net asset value of the Investment Fund. Any such decision would be made in good faith, and subject to the review and supervision of the Master Fund’s Board.

     The valuations reported by the Investment Managers of the Investment Funds, upon which the Master Fund calculates its fiscal period-end net asset value, may be subject to later adjustment, based on information reasonably available at that time. For example, fiscal year-end net asset value calculations of the Investment Funds are audited by those funds’ independent auditors and may be revised as a result of such audits. Other adjustments may occur from time to time. Such adjustments or revisions, whether increasing or decreasing the net asset value of the Master Fund at the time they occur, because they relate to information available only at the time of the adjustment or revision, will not affect the amount of the repurchase proceeds of the Fund received by Members whose Interests were repurchased prior to such adjustments and who received their repurchase proceeds. As a result, to the extent that such subsequently adjusted valuations from the Investment Managers or revisions to net asset value of an Investment Fund adversely affect the Master Fund’s net asset value, the outstanding Interests will be adversely affected by prior repurchases to the benefit of Members whose Interests were repurchased at a net asset value higher than the adjusted amount. Conversely, any increases in the net asset value of the Interests resulting from such subsequently adjusted valuations will be entirely for the benefit of the outstanding Interests and to the detriment of Members whose Interests were previously repurchased at a net asset value per Interest lower than the adjusted amount. The same principles apply to the purchase of Interests. New Members may be affected in a similar way.

     The procedures approved by the Master Fund’s Board provide that, where deemed appropriate by the Adviser and consistent with the rules governing valuation of portfolio securities under the 1940 Act, investments in Investment Funds may be valued at cost. Cost would be used only when cost is determined to best approximate the fair value of the particular security under consideration. For example, cost may not be appropriate when the Master Fund is aware of sales of similar securities to third parties at materially different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties). In such a situation, the Master Fund’s investment will be revalued in a manner that the Adviser, in accordance with procedures approved by the Master Fund’s Board, determines in good faith best reflects approximate market value. The Master Fund’s Board will oversee the valuation policies utilized by the Adviser as to their fairness to the Master Fund and consistency with the Master Fund’s valuation procedures.

     To the extent the Adviser invests the assets of the Master Fund in securities or other instruments that are not investments in Investment Funds, the Master Fund will generally value such assets as described below. Securities traded on one or more of the U.S. national securities exchanges, the Nasdaq Stock Market or the OTC Bulletin Board will be valued at their last composite sale prices as reported at the close of trading on the exchanges or markets where such securities are traded for the business day as of which such value is being determined. Securities traded on a foreign securities exchange will generally be valued at their last sale price on the exchange where such securities are primarily traded. If no sales of particular securities are reported on a particular day, the securities will be valued based on their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by the appropriate exchange, dealer, or pricing service. Redeemable securities issued by a registered open-end investment company will be valued at the investment company’s net asset value per share. Other securities for which market quotations are readily available will generally be valued at their bid prices, or ask prices in the case of securities held short, as obtained from the appropriate exchange, dealer, or pricing service. If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith in accordance with procedures approved by the Master Fund’s Board.

     In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold. In such circumstances, the Adviser and/or the Master Fund’s Board will reevaluate its fair value methodology to determine, what, if any, adjustments should be made to the methodology.

     Debt securities will be valued in accordance with the Master Fund’s valuation procedures, which generally provide for using a third-party pricing system, agent, or dealer selected by the Adviser, which may include the use of valuations furnished by a pricing service that employs a matrix to determine valuations for normal institutional size trading units. The Master Fund’s Board will oversee the Adviser’s process for monitoring the reasonableness of valuations provided by any such pricing service. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost, so long as the Master Fund’s Board determines that such valuations represent fair value.

     Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the United States. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the net asset value of the Master Fund is determined. When such events materially affect the values of securities held by the Master Fund or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith in accordance with procedures approved by the Master Fund’s Board.

     The Adviser or its affiliates act as investment adviser to other clients that may invest in securities for which no public market price exists. Valuation determinations by the Adviser or its affiliates for other clients may result in different values than those ascribed to the same security owned by the Master Fund. Consequently, the fees charged to the Master Fund and other clients may be different, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.

     Expenses of the Master Fund, including the Management Fee and the costs of any borrowings, are accrued on a monthly basis on the day net asset value is calculated and taken into account for the purpose of determining net asset value.

     Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Master Fund’s net assets if the judgments of the Master Fund’s Board, the Adviser, or Investment Managers to the Investment Funds should prove incorrect. Also, Investment Managers will only provide determinations of the net asset value of Investment Funds on a monthly basis. The Adviser typically receives information from the Investment Managers as of month-end, within fifteen business days after month-end. Therefore, it will not be possible to determine the net asset value of the Master Fund more frequently.

CONFLICTS OF INTEREST

     The Manager, MCA, and its parent company, MSD&T, and MSD&T’s parent company, MBC (together with their affiliates and subsidiaries) are involved in a broad spectrum of financial services and asset management activities including sponsoring and managing both registered and private investment funds and merchant banking.

MSD&T’s affiliate, Mercantile Brokerage Services, Inc., also engages in broker-dealer transactions, and other similar activities. In the ordinary course of business, MCA engages in activities in which MCA’s interests or the interests of its clients may conflict with the interests of the Master Fund, the Fund or the Members. The Adviser also engages in activities which may conflict with the interests of the Master Fund, the Fund or the Members. In addition, the Investment Managers of the Investment Funds to which the Master Fund allocates its assets, and their affiliates may have clients, businesses and interests in addition to managing the assets of the Investment Funds. The discussion below sets out certain conflicts of interest that may arise; conflicts of interest not described below may also exist. Neither the Manager nor the Adviser can give any assurance that any conflicts of interest will be resolved in favor of the Master Fund, the Fund or the Members. In acquiring an Interest, a Member will be deemed to have acknowledged the existence of potential conflicts of interest relating to MCA, the Adviser and the Investment Managers, and to the Fund’s operating in the face of those conflicts.

Transactions by the Adviser and the Manager

     The Adviser and the Manager may pursue acquisitions of assets and businesses and identification of investment opportunities in connection with their existing businesses or a new line of business without first offering the opportunity to the Fund or the Master Fund. Such an opportunity could include a business that competes with the Fund, the Master Fund or an Investment Fund in which the Master Fund has invested or proposes to invest.

Compensation for Services

     The Manager, the Adviser or their respective affiliates may seek to perform investment banking and other financial services for, and will receive compensation from, Investment Funds, the sponsors of Investment Funds, companies in which Investment Funds invest, or other parties in connection with transactions related to those investments or otherwise. This compensation could include financial advisory fees, as well as underwriting or placement fees, financing or commitment fees and brokerage fees. Investment banking and other financial services compensation will not be shared with the Fund, the Master Fund or Members and may be paid before the Fund realizes a return on its investment. The Manager, the Adviser or their respective affiliates may have an incentive to cause investments to be made, managed or realized in seeking to advance the interests of a client other than the Master Fund or to earn compensation. The Manager, the Adviser or their respective affiliates may also act as prime broker for Investment Funds.

Asset Management Activities

     The Adviser and the Manager conduct a variety of asset management activities, including sponsoring or advising both registered and unregistered investment funds. Those activities may also include managing assets of employee benefit plans that are subject to ERISA and related regulations. The Manager’s investment management activities may present conflicts if the Fund or the Master Fund and these other investment or pension funds either compete for the same investment opportunity or pursue investment strategies counter to each other.

Voting Rights in Investment Funds

     From time to time, sponsors of Investment Funds may seek the approval or consent of an Investment Fund’s investors in connection with certain matters. In such a case, the Adviser will have the right to vote in its discretion the interest in the Investment Fund held by the Master Fund, on behalf of the Master Fund. The Adviser will consider only those matters it considers appropriate in taking action with respect to the approval or consent. Business relationships may exist between the Adviser and its affiliates, on the one hand, and the Investment Managers and affiliates of the Investment Funds, on the other hand, other than as a result of the Master Fund’s investment in the Investment Funds. As a result of these existing business relationships, the Adviser may face a conflict of interest acting on behalf of the Master Fund.

     The Master Fund may, for regulatory reasons, limit the amount of voting securities it holds in any particular Investment Fund, and may as a result hold substantial amounts of non-voting securities in a particular Investment Fund. The Master Fund’s lack of ability to vote may result in a decision for an Investment Fund that is adverse to the interests of the Fund and the Members. In certain circumstances, the Master Fund may waive voting rights or elect not to exercise them, such as to achieve compliance with U.S. bank holding company laws.

Client Relationships

     The Manager, the Adviser, and their respective affiliates have existing and potential relationships with a significant number of sponsors and managers of Investment Funds, corporations and institutions. In providing services to its clients and the Master Fund, the Manager and the Adviser may face conflicts of interest with respect to activities recommended to or performed for the clients, the Master Fund, the Fund, the Members and/or the Investment Funds. In addition, these client relationships may present conflicts of interest in determining whether to offer certain investment opportunities to the Master Fund.

Confidential Information

     In addition, due to the relationship with various third parties, affiliates of the Manager or the Adviser may have access to information regarding the Investment Funds in which the Master Fund invests. Members should be aware, however, that the Manager and the Adviser will generally be unable to access such information due to confidentiality, “Ethical Wall” or other legal considerations. As a result, the Manager and the Adviser may sometimes make investment decisions different than those they would make if they had such access, and such decisions may result in a material loss to the Fund. The Manager’s and the Adviser’s affiliates are not required to, and are generally prohibited from, affording the Manager or the Adviser access to all relevant information they may possess.

     The Manager or the Adviser may from time to time come into possession of confidential information relating to an Investment Fund which the Manager and the Adviser will not use for the benefit of the Fund, due to confidentiality concerns or legal considerations. In addition, the Adviser may also develop analyses or opinions of one or more Investment Funds, and buy or sell interests in one or more Investment Funds, on behalf of other “funds of hedge funds” operated by the Adviser but not on behalf of the Fund. The Adviser regards its analyses as proprietary and confidential, and will not disclose its opinions or purchase and sale activities regarding any Investment Fund except to investors in the periodic reports distributed by the Adviser.

Incentive Fee and Performance-Based Fees of Investment Managers

     Investment Managers may receive performance-based fees in the event that the relevant Investment Fund generates net profits. Likewise, the Adviser may receive a portion of the Incentive Fee if the Fund generates net profits. The fact that the performance-based fees and the Incentive Fee are payable or made out of net profits may create an incentive for an Investment Manager or the Adviser to make investments that are riskier and more speculative than they otherwise would make in the absence of such performance-based compensation.

Diverse Membership; Relationships with Members

     The Members are expected to include entities that may have conflicting investment, tax and other interests with respect to their investments in the Fund. The conflicting interests of individual Members may relate to or arise from, among other things, the nature of investments made by the Fund through the Master Fund, the structuring of the acquisition of investments of the Master Fund, and the timing of disposition of investments. The structuring of the Master Fund’s investments and other factors may result in the realization of different returns by different Members. Conflicts of interest may arise in connection with decisions made by the Adviser, including decisions with respect to the nature or structuring of investments, that may be more beneficial for one Member than for another Member, especially with respect to Members’ individual tax situations. In selecting Investment Funds for the Master Fund, the Adviser will consider the investment and tax objectives of the Master Fund as a whole, not the investment, tax or other objectives of any Member individually.

Related Funds

     Personnel of the Adviser, the Manager and their respective affiliates provide advisory services to various other funds that utilize an investment program that is substantially similar to that of the Fund and the Master Fund.

Conflicts of interest may arise for the Adviser or the Manager in connection with certain transactions involving investments by the Master Fund in Investment Funds, and investments by other funds advised by the Adviser, or sponsored or managed by the Manager, in the same Investment Funds. Conflicts of interest may also arise in connection with investments in the Fund by other funds advised or managed by the Adviser, the Manager or their respective affiliates. Such conflicts could arise, for example, with respect to the timing, structuring and terms of such investments and the disposition of them. The Adviser or an affiliate may determine that an investment in an Investment Fund is appropriate for a particular client or for itself or its officers, directors, members or employees, but that the investment is not appropriate for the Master Fund. Situations also may arise in which the Adviser or an affiliate, or their clients, have made investments that would have been suitable for investment by the Master Fund but, for various reasons, were not pursued by, or available to, the Master Fund. The investment activities of the Adviser, its affiliates and any of their respective officers, directors, members or employees may disadvantage the Master Fund in certain situations, if among other reasons, the investment activities limit the Master Fund’s ability to invest in a particular Investment Fund.

Management of the Fund and the Master Fund

     Personnel of the Adviser, the Manager and their affiliates will devote such time as the Adviser, the Manager and their affiliates, in their discretion, deem necessary to carry out the operations of the Fund and the Master Fund effectively. Officers and employees of the Manager and its affiliates will also work on other projects for MBC and its other affiliates (including other clients served by the Manager and its affiliates) and conflicts of interest may arise in allocating management time, services or functions among the affiliates.

Other Clients Advised by Investment Managers of the Investment Funds

     Conflicts of interest may arise from the fact that the Investment Managers of the Investment Funds and their affiliates generally will be carrying on substantial investment activities for other clients, including other investment funds, in which the Master Fund will have no interest. The Investment Managers may have financial incentives to favor certain of such accounts over the Investment Funds. Any of their proprietary accounts and other customer accounts may compete with the Investment Funds for specific trades, or may hold positions opposite to positions maintained on behalf of the Investment Fund. The investment advisers of the Investment Funds may give advice and recommend securities to, or buy or sell securities for, an Investment Fund in which the Master Fund has invested, which advice or securities may differ from advice given to, or securities recommended or bought or sold for, other accounts and customers even though their investment objectives may be the same as, or similar to, those of the Investment Fund in which the Master Fund is invested.

Allocation of Investment Opportunities by Investment Managers

     Each Investment Manager of an Investment Fund will evaluate a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the relevant Investment Fund and accounts under management at a particular time, including, but not limited to, the following: (i) the nature of the investment opportunity taken in the context of the other investments at the time; (ii) the liquidity of the investment relative to the needs of the particular entity or account; (iii) the availability of the opportunity (i.e., size of obtainable position); (iv) the transaction costs involved; and (v) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ, the investment activities of an Investment Fund, on the one hand, and the managed accounts, on the other hand, may differ considerably from time to time. In addition, the fees and expenses of the Investment Fund may differ from those of the other managed accounts. Accordingly, prospective Members should note that the future performance of an Investment Fund and its Investment Manager’s other accounts will vary.

“Soft Dollar” Payments

     The Investment Manager will select the brokers utilized by the Investment Funds. Any Investment Manager may engage in “soft dollar” practices whether or not such practices fall within the soft dollar safe harbor established by Section 28(e) of the Exchange Act which permits the payment of a brokerage commission amount in excess of the amount that would have been charged by another broker or dealer, as long as such amount was determined in good faith to be reasonable in relation to the value of the services provided. Thus, an Investment Manager may receive “brokerage and related services” covered by such safe harbor as well as office space, overhead expense reimbursement, and similar benefits not covered by such safe harbor. In doing so, the Investment Managers may pay higher commissions than those charged by brokers that do not provide such services or benefits.

Proprietary Trading

     Each Investment Manager and its principals, officers, employees, and affiliates, may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Master Fund or an Investment Fund. As a result of differing trading and investment strategies or constraints, principals, officers, employees, and affiliates of the Investment Manager may take positions that are the same, different, or made at a different time than positions taken for the Investment Fund.

Participation in Investment Opportunities

     The Adviser will consider the Master Fund for all appropriate investment opportunities available to it. Similarly, the Adviser anticipates that each Investment Manager will consider participation by the Master Fund, or an Investment Fund in which the Master Fund participates, in all appropriate opportunities that are also under consideration by the Investment Funds and other accounts managed by the Investment Managers, other than the Master Fund (“Other Client Accounts”), that pursue investment programs similar to that of the Master Fund. Circumstances may arise, however, under which the Adviser or an Investment Manager will cause its Other Client Accounts to commit a larger percentage of their assets to an investment opportunity than to which they will commit assets of the Master Fund or an Investment Fund. Circumstances may also arise under which an Investment Manager will consider participation by its Other Client Accounts in investment opportunities in which they do not to invest on behalf of the Master Fund or an Investment Fund, or vice versa.

     Certain investment activities conducted by the Manager, the Adviser, or the Investment Managers for the Other Client Accounts may be disadvantageous to the Master Fund. These situations may arise as a result of, among other things: (1) legal restrictions on the combined size of positions that may be taken for the Master Fund, or an Investment Fund in which the Master Fund participates and/or Other Client Accounts (collectively, “Co-Investors” and, individually, a “Co-Investor”), limiting the size of the Master Fund’s or an Investment Fund’s position; (2) legal prohibitions on the Co-Investors’ participating in the same instruments; (3) the difficulty of liquidating an investment for a Co-Investor when the market cannot absorb the sale of the combined positions; and (4) the determination that a particular investment is warranted only if hedged with an option or other instrument and the availability of those options or other instruments is limited.

     The Manager, the Adviser, each Investment Manager, and their respective principals, officers, employees and affiliates, may buy and sell securities or other investments for their own accounts and may face conflicts of interest with respect to investments made on behalf of the Master Fund or an Investment Fund in which the Master Fund participates. As a result of differing trading and investment strategies or constraints, principals, officers, employees and affiliates of the Investment Manager may take positions that are the same, different from or made at different times than positions taken for the Master Fund or an Investment Fund.

     The Manager, the Adviser, the Investment Managers or their respective affiliates may from time to time provide investment advisory or other services to private investment funds and other entities or accounts managed by the Adviser or its affiliates. In addition, Investment Managers or their affiliates may from time to time receive research products and services in connection with the brokerage services that affiliates of the Adviser may provide to one or more Investment Funds or the Master Fund.

Other Matters

     An Investment Manager may from time to time cause an Investment Fund to effect certain principal transactions in securities with one or more Other Client Accounts, subject to certain conditions. For example, these transactions may be made in circumstances in which the Investment Manager determined it was appropriate for the Investment Fund to purchase and an Other Client Account to sell, or the Investment Fund to sell and an Other Client Account to purchase, the same security or instrument on the same day. Future investment activities of the Investment Managers, or their affiliates, and the principals, partners, directors, officers or employees of the foregoing, may give rise to additional conflicts of interest.

     The Adviser, its affiliates and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, including interests in Investment Funds, and may have conflicts of interest with respect to investments made by the Adviser on behalf of the Master Fund. As a result of differing trading and investment strategies or constraints, directors, officers and employees of the Adviser or its affiliates may take positions that are the same, different from or made at different times from positions taken for the Master Fund. To lessen the possibility that this personal trading will adversely affect the Master Fund, the Master Fund, the Manager and the Adviser each adopted a Code of Ethics that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Master Fund’s portfolio transactions. See “Codes of Ethics.”

     The Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund or the Master Fund. Future investment activities of the Manager, the Adviser and their respective affiliates and their principals, partners, directors, officers or employees may give rise to conflicts of interest other than those described above.

SUBSCRIPTIONS FOR INTERESTS

Subscription Terms

     The Fund intends to accept initial and additional subscriptions for Interests as of the first business day of each calendar month. A prospective investor must submit to the Fund a completed investor application before the applicable subscription date. In addition, all subscriptions are subject to the actual receipt of payment in the full amount of the subscription no later than at the close of business (5 p.m. EST) on the third business day prior to the applicable subscription date. Although the Fund may accept, in its sole discretion, a subscription prior to actual receipt of payment, an investor may not become a Member until payment has been received. Any amounts received in advance of the applicable subscription date will be placed in a non-interest bearing escrow account with the Escrow Agent prior to their investment in the Fund.

     The Fund reserves the right to reject, in its sole discretion, any subscription. The Fund also reserves the right, in its sole discretion, not to accept future subscriptions at any time and from time to time.

     The minimum initial investment in the Fund from each investor is $75,000, and the minimum additional investment in the Fund is $10,000. The Fund may reduce these minimum initial and additional investment amounts with respect to individual investors or classes of investors (for example, with respect to certain key employees, officers or directors of the Fund, the Master Fund, the Adviser, the Manager or their affiliates). The Fund may accept investments for any lesser amount under certain circumstances, including where an investor has significant assets under the management of the Manager or its affiliate, in the case of regular follow-on investments and other special circumstances that may arise.

     In addition, the Fund may, in its discretion, repurchase a Member’s entire Interest if the Member’s capital account balance in the Fund, as a result of repurchase or transfer requests by the Member, falls below $50,000. The Fund reserves the right to repurchase the Member’s entire Interest under this circumstance in order to help prevent operational inefficiencies and expense with respect to account administration. There may be instances in which the Fund may choose not to repurchase a Member’s entire Interest despite such capital account balance shortfall, including cases in which it is anticipated that the Member’s capital account balance will only temporarily fall below $50,000, the Member’s capital account balance taken together with the Member’s investments through related accounts exceeds $50,000, the Member has significant assets under management of the Manager or its affiliate, and in other special circumstances.

     Except as otherwise permitted by the Board, Members must make initial and any additional contributions to the capital of the Fund in cash, and transmit all contributions by the time and in the manner that is specified in the subscription documents of the Fund. Initial and any additional contributions to the capital of the Fund will be payable in one installment. Although the Fund may accept contributions of securities in the sole discretion of the Board, the Fund has no intention at present of accepting contributions of securities. If the Fund chooses to accept a contribution of securities, the securities would be valued in the same manner as the Fund values its other assets.

     Each new Member must agree to be bound by all of the terms of the LLC Agreement by signing an investor application. Each potential investor must also represent and warrant in the investor application, among other things, that the investor is an “Eligible Investor” as described below and is purchasing an Interest for its own account, and not with a view to the distribution, assignment, transfer or other disposition of the Interest.

Eligible Investors

     Each prospective investor in the Fund will be required to certify to the Fund that the investor is a “qualified client” within the meaning of Rule 205-3 under the Advisers Act. A “qualified client” means an individual or company (other than an investment company) that has a net worth (or, in the case of individuals, a joint net worth with their spouse) of more than $1.5 million, or that meets certain other qualification requirements. Investors who meet such qualifications are referred to in this prospectus as “Eligible Investors.” Existing Members who subscribe for additional Interests will be required to qualify as Eligible Investors at the time of each additional subscription. The qualifications required to invest in the Fund will appear in an investor application that must be completed by each prospective investor and are also set out in Appendix B to the prospectus.

Distribution Arrangements and Sales Loads

     Mercantile Investment Services, Inc. is the distributor of the Interests. The Distributor is a wholly-owned subsidiary of The BISYS Group, Inc. and maintains its principal office at 100 Summer Street, Suite 1500, Boston, MA 02110. Interests may be purchased through the Distributor or through broker-dealers and intermediaries that have entered into selling agreements with the Distributor.

     Pursuant to the Distribution Agreement between the Fund and the Distributor, the Distributor serves in its capacity on a best-efforts basis, subject to various conditions. The Distributor may solicit orders for Interests on behalf of the Fund and will engage in any activities it deems appropriate in connection with the promotion and sale of the Interests. Neither the Distributor nor any other broker-dealer or intermediary is obligated to buy any Interests from the Fund. The Distributor does not intend to make a market in the Interests. The Fund has agreed to indemnify the Distributor and its affiliates against certain liabilities, including certain liabilities arising under the Securities Act.

     The Distributor will generally be entitled to receive a sales load from each investor purchasing an Interest. The specific amount of the sales load will depend on the size of the investment in the Fund, as follows:

  3% on the first $500,000 of any investment;

  2% on the amount of any investment that exceeds $500,000, but is less than $1 million; and

  1% on the amount of any investment that exceeds $1 million.

     The sales load is “stepped up”, meaning that an investor who makes a $600,000 investment in the Fund will pay a 3% sales load on $500,000 of its investment and a 2% sales load on $100,000 of its investment.

     The sales load will be deducted from a prospective Member’s subscription amount; it will not constitute a capital contribution made by the Member to the Fund nor part of the assets of the Fund.

     Interests purchased by the following investors are not subject to any sales load:

     (1) the Manager or its affiliates;

     (2) the Distributor;

     (3) present or former officers, managers, directors, registered representatives and employees (and the “immediate family” of any such person, which term encompasses such person’s spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, aunts, uncles, nieces and nephews and relatives by virtue of a remarriage (step-children, step-parents, etc.) as well as siblings of such person’s spouse and a spouse of such person’s siblings) of the Fund, the Master Fund, the Manager and its affiliates, and retirement plans established by them for their employees;

     (4) purchasers for whom the Manager or the Distributor or one of their affiliates acts in a fiduciary, advisory, custodial, or similar capacity;

     (5) purchasers that use proceeds from an account for which the Manager or one of its affiliates acts in a fiduciary, advisory, custodial, or similar capacity, to purchase Interests;

     (6) brokers, dealers, and agents who have a sales agreement with the Distributor, and their employees (and the immediate family members of such individuals);

     (7) broker-dealers, investment advisers or financial planners that have entered into an agreement with the Distributor and that purchase Interests for (i) their own accounts, or (ii) the accounts of eligible clients and that charge a fee to the client for their services; and

     (8) clients of such investment advisers or financial planners described in (7) above that place trades for clients’ own accounts if such accounts are linked to the master account of the investment adviser or financial planner on the books and records of a broker-dealer or agent that has entered into an agreement with the Distributor.

     The Fund offers a right of accumulation. Under this right, the amount of a Member’s each additional investment in the Fund will be aggregated with the amount of the Member’s initial investment and any additional investments determining the applicable sales load at the time of the additional investment. The right of accumulation also permits an investor’s investment in the Fund to be combined with investments made by the investor’s spouse, or for individual accounts (including IRAs and 403(b) Plans), joint accounts of such persons, and for trust or custodial accounts on behalf of their children who are minors. A fiduciary can count all Interests purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. The Distributor will aggregate the amount of each additional investment in the Fund with the amount of the Member’s initial investment and any other investments, if currently owned, to determine the applicable sales load. The reduced sales load will apply only to current purchases. For purposes of determining the sales load for investment in the Fund, the right of accumulation privileges do not apply to investments in other funds managed by MCA or its affiliates.

     An investor must request the reduced sales load or waiver of sales load when making an investment.

     The Distributor may reallow a portion of the sales load to selling brokers and dealers with whom it has agreements. In addition, the Distributor or its affiliates may pay from their own resources additional compensation, either at the time of sale or on an on-going basis, to brokers and dealers in connection with the sale and distribution of the Interests or servicing of investors and for referrals of such brokers and dealers.

INTERESTS ELIGIBLE FOR FUTURE SALE

     If all Interests offered pursuant to this offering are sold, the Fund will have outstanding $155,346,186 in limited liability company interests. The $100,000,000 in Interests offered in this offering may be transferred without restrictions under the Securities Act. The Interests are, however, subject to substantial contractual restrictions on transferability pursuant to the LLC Agreement and as set forth in this prospectus. See “Redemptions, Repurchases and Transfers of Interests.” All of the limited liability company interests issued prior to this offering are “restricted securities” within the meaning of Rule 144 promulgated under the Securities Act, and may not be sold without registration or an exemption from registration under the Securities Act.

     In general, under Rule 144, as currently in effect, a person who holds limited liability company interests that are restricted securities is entitled to sell, within any three-month period, a number of restricted securities that does not exceed the greater of 1% of the then-outstanding limited liability company interests in the Fund or the average weekly trading volume during the four calendar weeks preceding such sale, provided a minimum of two years has elapsed between the later of the date of acquisition of such securities from the issuer or from an “affiliate” of the issuer, and any resale of such securities in reliance on Rule 144 for the account of either the acquirer or any subsequent holder of those securities. A person that is not deemed an “affiliate” of the issuer and that has beneficially owned the securities for at least three years is entitled to sell such securities under Rule 144 without regard to the above volume limitations.

     Rule 144A provides a safe harbor from the registration requirements of the Securities Act for the resale of restricted securities to specified institutions. In general, under Rule 144A, a person is entitled to resell securities that, when issued, were not of the same class as securities listed on a United States national securities exchange or quoted in an automated inter-dealer quotation system in the United States. Such “eligible securities” may be sold under Rule 144A only to “qualified institutional buyers” which, in general, is an institution that in the aggregate owns and invests on a discretionary basis at least $100 million in securities of issuers that are not affiliated with the institution.

     The foregoing is not intended to be a complete description of Rule 144 or Rule 144A or of the rights of Members to sell the Interests.

     The Interests will not be listed on any securities exchange and it is not anticipated that a secondary market for the Interests will develop. The Interests are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the LLC Agreement of the Fund and in compliance with federal and state securities laws. The Interests will not be redeemable at an investor’s option nor will they be exchangeable for interests of any other fund because the Fund is a closed-end investment company. As a result, an investor may not be able to sell or otherwise liquidate its Interest. The Interests are appropriate only for those investors who can tolerate a high degree of risk and do not require a liquid investment.

OUTSTANDING SECURITIES

Title of class	Amount Authorized	Amount Held by Registrant for its Account	Amount Outstanding as of May 31, 2006 “Exclusive of Amount Shown under Amount Held by Registrant for its Account”

Limited liability company interests	Unlimited	N/A	$55,346,186

     As of May 31, 2006, the Manager’s parent company, MSD&T, held of record, in a fiduciary or representative capacity for its customers, 41.58% of the outstanding limited liability company interests in the Fund. MSD&T may be deemed to be the beneficial owner of these interests, for purposes of the federal securities laws, because MSD&T possessed sole or shared voting or investment power with respect to such interests. MSD&T does not, however, have any economic interest in such interests, which are held solely for the benefit of its customers.

     MBC, MSD&T’s parent company, was the organizational member of the Fund and invested $25 million in the Fund. As of May 31, 2006, MBC held 37.38% of the outstanding limited liability company interests in the Fund.

     The name, address and share ownership of each other person who may have possessed sole or shared voting or investment power with respect to more than 5% of the outstanding limited liability company interests in the Fund on May 31, 2006 was as follows:

Name and Address	Amount of Interests Owned	Percentage Owned

Irving H. Kohn T/W MSD&T Mercantile-Safe Deposit & Trust Company Two Hopkins Plaza Baltimore, MD 21201	$5,805,430	10.49%

     For purposes of the 1940 Act, any person who owns directly or through one of more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Under this definition, MSD&T and MBC may be deemed to be controlling persons of the Fund.

     As of May 31, 2006, the Directors and officers of the Fund and the Master Fund, as a group, owned less than one percent of the outstanding limited liability company interests in the Fund.

REDEMPTIONS, REPURCHASES AND TRANSFERS OF INTERESTS

No Right of Redemption

     No Member or other person holding an Interest (as discussed herein, “Interests” includes portions of an Interest) acquired from a Member, will have the right to require the Fund to redeem the Interest. No public market for Interests exists, and none is expected to develop in the future. In addition, transfers and redemptions of Interests will be limited so as to ensure that the Fund will not be treated as a “publicly traded partnership” for U.S. federal tax purposes. Consequently, Members may not be able to liquidate their investment other than as a result of repurchases of Interests by the Fund, as described below.

Repurchases of Interests

     The Fund may from time to time repurchase Interests from Members in accordance with written tenders by Members at those times, in those amounts, and on such terms and conditions as the Board may determine in its sole discretion. Each such repurchase offer may be limited and will generally apply to 5% to 25% of the net assets of the Fund. In determining whether the Fund should offer to repurchase Interests from Members, the Board will consider a variety of factors. The Board expects that the Fund will offer to repurchase Interests from Members semi-annually. The Board will consider the recommendation of the Manager and will also consider the following factors, among others, in making its determination:

  whether any Members have requested to tender Interests to the Fund;

  the liquidity of the Fund’s assets;

  the investment plans and working capital and reserve requirements of the Fund;

  the relative economies of scale of the tenders with respect to the size of the Fund;

  the history of the Fund in repurchasing Interests; and

  any anticipated tax consequences to the Fund of any proposed repurchases of Interests.

     The Fund’s assets consist primarily of its interest in the Master Fund. Therefore, in order to finance the repurchase of Interests pursuant to the repurchase offers, the Fund may find it necessary to liquidate all or a portion of its interest in the Master Fund. Because interests in the Master Fund may not be transferred, the Fund may withdraw a portion of its interest only pursuant to repurchase offers made by the Master Fund. The Fund will not conduct a repurchase offer for Interests unless the Master Fund simultaneously conducts a repurchase offer for Master Fund interests. The Master Fund’s Board expects that the Master Fund will conduct repurchase offers on a semi-annual basis in order to permit the Fund to meet its obligations under its repurchase offers. However, there are no assurances that the Master Fund’s Board will, in fact, decide to undertake such a repurchase offer, and consequently that the Fund will be able to finance the repurchase of Interests. The Fund cannot make a repurchase offer larger than the corresponding repurchase offer made by the Master Fund. The Master Fund will make repurchase offers, if any, to all of its investors, including the Fund, on the same terms, and this feature may affect the size of the Master Fund’s repurchase offers. Subject to the Master Fund’s investment restriction with respect to borrowings, the Master Fund may borrow money or issue debt obligations to finance its repurchase obligations pursuant to any such repurchase offer.

     The LLC Agreement provides for the dissolution of the Fund if any Member that has submitted a written request, in accordance with the terms of the LLC Agreement, to tender its entire Interest for repurchase by the Fund has not been given the opportunity to so tender within a period of two years after the request (whether pursuant to a single repurchase offer or multiple consecutive offers within the two-year period).

     The Fund will repurchase Interests from Members pursuant to written tenders on terms and conditions that the Board determines to be fair to the Fund and to all Members or persons holding Interests acquired from Members. The value of a Member’s Interest that is being repurchased will be equal to the value of the Member’s capital account (or the portion of it being repurchased) as of the date of the repurchase, after giving effect to all allocations that are made as of that date. When the Board determines that the Fund will repurchase Interests, the Fund will provide notice to Members describing the terms of the offer, containing information Members should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. Members deciding whether to tender their Interests during the period that a repurchase offer is open may obtain the net asset value of their Interests by contacting the Fund during the period.

     Repurchases of Interests from Members by the Fund may be paid, at the discretion of the Fund, in cash, or by the distribution of securities in kind or partly in cash and partly in kind. The Fund, however, expects not to distribute securities in kind except in the unlikely event that making a cash payment would result in a material adverse effect on the Fund or on Members not tendering Interests for repurchase. Repurchases will be effective after receipt and acceptance by the Fund of all eligible written tenders of Interests from Members. Any in-kind distribution of securities will be valued in accordance with the LLC Agreement and will be distributed to all tendering Members on a proportional basis.

     The Fund charges a repurchase fee of 1.00% on repurchases of Interests that have been held less than 180 days. The fee will be deducted from the repurchase proceeds due to the Member who tendered its Interest for repurchase, and cannot be paid separately. The fee will be credited to the assets of the Fund, and is designed to offset the brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term holding of Interests. From time to time, the Fund may waive or modify the repurchase fee for certain categories of investors. The Fund reserves the right to modify the terms of or terminate this fee at any time. The fee is not a deferred sales charge, is not a commission paid to the Manager, the Adviser or their affiliates, and does not benefit such persons in any way.

     The Fund may have to effect a withdrawal from the Master Fund to pay for the Interests being repurchased, and, in turn the Master Fund may have to effect withdrawals from the Investment Funds to pay for the repurchase of the Fund’s interest in the Master Fund. Due to liquidity restraints associated with the Master Fund’s investments in the Investment Funds, the Fund expects to employ the following repurchase procedures:

  If the Board elects to offer to repurchase Interests, the Fund will send each Member a repurchase offer that explains the terms and conditions of the repurchase. The Fund will send the repurchase offer to Members at least 20 business days prior to the date on which the Member must notify the Fund that the Member has elected to tender Interests to the Fund.

  A Member choosing to tender an Interest for repurchase must do so by the notice date (the “Notice Date”), which generally will be the last calendar day of the third month prior to the month containing the date as of which Interests are to be repurchased. Interests will be valued as of the valuation date (the “Valuation Date”), which is generally expected to be the last business day of June or December. For example, a Notice Date for a repurchase offer having a December 31 Valuation Date would be September 30.

  Promptly after the Notice Date, the Fund will give to each Member whose Interest has been accepted for repurchase a promissory note (the “Promissory Note”) entitling the Member to be paid an amount equal to the value, determined as of the Valuation Date, of the repurchased Interest.

  The Promissory Note, which will be non-interest bearing and non-transferable, is expected to contain terms providing for payment at two separate times.

  The initial payment in respect of the Promissory Note (the “Initial Payment”) will be in an amount equal to at least 90% of the estimated value of the repurchased Interest, determined as of the Valuation Date. The Initial Payment will be made as of the later of (i) a period of within 30 days after the Valuation Date, or (ii) if the Master Fund has requested withdrawal of its capital from any Investment Funds in order to fund the repurchase of the Fund’s interests in the Master Fund, within ten business days after the Master Fund has received at least 90% of the aggregate amount withdrawn by the Master Fund from the Investment Funds.

  The second and final payment in respect of the Promissory Note (the “Post-Audit Payment”) will be in an amount equal to the excess, if any, of (i) the value of the repurchased Interest, determined as of the Valuation Date and based upon the results of the annual audit of the Fund’s financial statements for the year in which the Valuation Date occurs, over (ii) the Initial Payment. The Manager anticipates that the annual audit of the Fund’s financial statements will be completed within 60 days after the end of each fiscal year of the Fund and that the Post-Audit Payment will be made promptly after the completion of the audit.

  Although the amounts required to be paid by the Fund under the Promissory Note will generally be paid in cash, the Fund may under certain limited circumstances pay all or a portion of the amounts due by an in-kind distribution of securities.

     If modification of the Fund’s repurchase procedures as described above is deemed necessary to comply with regulatory requirements, the Board will adopt revised procedures reasonably designed to provide Members substantially the same liquidity for Interests as would be available under the procedures described above.

     Upon its acceptance of tendered Interests for repurchase, the Fund will maintain daily on its books a segregated account consisting of (1) cash, (2) liquid securities or (3) interests in Investment Funds that the Master Fund has requested be withdrawn (or any combination of them), in an amount equal to the aggregate estimated unpaid dollar amount of the Promissory Notes issued to Members tendering Interests.

     Payment for repurchased Interests may require the Fund to withdraw from the Master Fund, which in turn may be required to liquidate portfolio holdings in Investment Funds earlier than the Adviser would otherwise have caused these holdings to be liquidated, potentially resulting in losses, and may increase the Master Fund’s investment related expenses as a result of higher portfolio turnover rates. The Adviser intends to take measures, subject to policies as may be established by the Board, to attempt to avoid or minimize potential losses and expenses resulting from the repurchase of Interests.

     A Member tendering for repurchase only a portion of the Member’s Interest will be required to maintain a capital account balance of at least $50,000 after giving effect to the repurchase. If a Member tenders an amount that would cause the Member’s capital account balance to fall below the required minimum, the Fund reserves the right to reduce the amount to be repurchased from the Member so that the required minimum balance is maintained or to repurchase the Member’s entire Interest in the Fund.

     The Fund may repurchase an Interest of a Member or any person acquiring an Interest from or through a Member without consent or other action by the Member or other person, provided the Fund conducts the repurchase in a non-discriminatory manner. Such repurchases will occur, if the Fund in its sole discretion determines that:

  the Interest has been transferred or has vested in any person other than by operation of law as the result of the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of the Member;

  ownership of the Interest by a Member or other person is likely to cause the Fund to be in violation of, or require registration of any Interest under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

  continued ownership of the Interest by a Member may be harmful or injurious to the business or reputation of the Fund, the Board, the Manager, the Adviser or any of their affiliates, or may subject the Fund or any Member to an undue risk of adverse tax or other fiscal or regulatory consequences;

  any of the representations and warranties made by a Member or other person in connection with the acquisition of an Interest was not true when made or has ceased to be true; or

  it would be in the best interest of the Fund for the Fund to repurchase the Interest.

     In the event that the Manager, the Adviser or any of their respective affiliates holds an Interest or portion of Interest in the capacity of a Member, the Interest or a portion of it may be tendered for repurchase in connection with any repurchase offer made by the Fund.

Transfers of Interests

     Except as otherwise described below, no person may become a substituted Member without the written consent of the Board, which consent may be withheld for any reason in its sole discretion. A Member may transfer its Interests only (i) by operation of law as a result of the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of the Member or (ii) under certain limited circumstances, with the written consent of the Board, which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances.

     No transfer will be permitted unless the Fund consults with counsel to the Fund and counsel confirms that the transfer will not cause the Fund to be treated as a “publicly traded partnership” taxable as a corporation. Notwithstanding a finding that the transfer will not cause the Fund to be treated as a “publicly traded partnership” taxable as a corporation, the Board generally may not consent to a transfer unless the following conditions are met: (i) the transferring Member has been a Member for at least six months; (ii) the proposed transfer is to be made on the Valuation Date; and (iii) the transfer is (1) one in which the tax basis of the Interest in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferring Member, for example, certain transfers to affiliates, gifts and contributions to family entities, (2) to members of the transferring Member’s immediate family (siblings, spouse, parents or children), or (3) a distribution from a qualified retirement plan or an individual retirement account.

     Notice to the Fund of any proposed transfer of an Interest must include evidence satisfactory to the Board that the proposed transferee is an Eligible Investor, as discussed in detail under “Subscriptions for Interests—Eligible Investors.” Notice of a proposed transfer of an Interest must also be accompanied by a properly completed investor application in respect of the proposed transferee.

     The Board generally will not consent to a transfer of an Interest by a Member unless the transfer is to a single transferee or after the transfer of a portion of the Interest, the balance of the capital account of each of the transferee and transferor is not less than $50,000. A Member transferring an Interest may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer. Under certain circumstances, the transferee of an Interest will be required to provide the Fund with a written notice, signed under penalties of perjury, containing certain information necessary to enable the Fund to compute the tax basis of the transferee’s Interest.

     Any transferee acquiring an Interest by operation of law as the result of the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of a Member or otherwise, will be entitled to the allocations and distributions allocable to the Interest so acquired, to transfer the Interest in accordance with the terms of the LLC Agreement and to tender the Interest for repurchase by the Fund, but will not be entitled to the other rights of a Member unless and until the transferee becomes a substituted Member as specified in the LLC Agreement. If a Member transfers an Interest with the approval of the Board, the Fund will promptly take all necessary actions so that each transferee or successor to whom the Interest is transferred is admitted to the Fund as a Member.

     In subscribing for an Interest, a Member agrees to indemnify and hold harmless the Fund, the Manager, the Board, the Adviser, each other Member and any of their affiliates against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which those persons may become subject by reason of or arising from any transfer made by that Member in violation of these provisions or any misrepresentation made by that Member or a substituted Member in connection with any such transfer.

TAX ASPECTS

     This summary outlines certain significant U.S. federal income and other tax principles that are likely to apply to the Fund, the Master Fund and the Members, given the nature of the activities of the Fund, the Master Fund and the Investment Funds. Except where specifically addressing considerations applicable to tax-exempt investors, the discussion assumes that the Member is a U.S. resident individual or a domestic corporation that is not tax-exempt and that holds its Interest as a capital asset. In some cases, the activities of a Member other than its investment in the Fund may affect the tax consequences to such Member of an investment in the Fund.

     The discussion of federal income tax matters contained herein is based on existing law as contained in the Internal Revenue Code of 1986, as amended, Treasury regulations, administrative rulings and court decisions as of the date of this prospectus. No assurance can be given that future legislation, administrative rulings or court decisions will not significantly modify the conclusions set forth in this summary. Prospective investors are urged to consult with their own tax advisers concerning the potential tax consequences of an investment in the Fund in light of their own situations.

U.S. Federal Income Tax Considerations

     Classification of the Fund and the Master Fund. Davis Polk & Wardwell will deliver an opinion to each of the Fund and the Master Fund to the effect that the Fund and the Master Fund, respectively, will be treated as a partnership, and not as a corporation, for U.S. federal income tax purposes. Each of these opinions will be based on the conclusion that, because of the significant restrictions relating to transfers and redemptions of Interests and interests in the Master Fund, respectively, neither the Fund nor the Master Fund will constitute a “publicly traded partnership” for U.S. federal income tax purposes. Opinions of counsel, however, have no binding effect on the IRS or the courts. If either the Fund or the Master Fund were treated as a corporation for U.S. federal income tax purposes, it would be subject to U.S. federal income tax, and applicable U.S. state and local taxes, at the entity level, and distributions made by it out of its earnings and profits would be treated as dividends for U.S. federal income tax purposes.

     Assuming that each of the Fund and the Master Fund is treated as a partnership for federal income tax purposes, neither the Fund nor the Master Fund will be subject to U.S. federal income tax. Rather, each Member will be required to report on his U.S. federal income tax return, and thus to take into account in determining his own U.S. federal income tax liability, his share of the Fund’s income, gains, losses, deductions and credits for the taxable year ending within or with the Member’s taxable year (which will consist of the Fund’s share of the income, gains, losses, deductions and credits of the Master Fund for the taxable year of the Master Fund ending within or with the Fund’s taxable year). A Member’s U.S. federal income tax liability will be determined with reference to its share of the Fund’s income, regardless of whether the Member receives any distributions from the Fund. The Fund will generally not make current distributions to the Members. As a consequence, a non-withdrawing Member will generally be required to use cash from other sources in order to pay tax on his taxable income that is attributable to the Fund.

     The Fund’s fiscal year, with respect to which the Incentive Fee is generally charged, ends on March 31, while the Fund’s taxable year ends on December 31. As a result of this divergence between fiscal year and taxable year, a Member could recognize more taxable income for a particular taxable year than the Member would have recognized if the Fund’s fiscal year and taxable year ended on the same date.

     Partnerships with 100 or more partners may elect the application of a special rules that are intended to simplify the calculation and reporting of certain partnership items and the handling of partnership audits. The Manager may elect the application of these rules if it believes that they will be beneficial to a majority of the Members. Once the election is made, it cannot be revoked without the consent of the IRS. No assurance can be given that, if the election is made, the Members will realize the anticipated benefits. In addition, the election could in some cases have an adverse effect on Members.

     Allocation of the Fund’s Profits and Losses. For U.S. federal income tax purposes, income, gains, losses, deductions and credits of the Fund will generally be allocated to the Members in a manner consistent with the overall economic arrangement among the Members. It is possible that the IRS will seek to reallocate certain items in a manner different from the manner in which such items were allocated by the Fund, the Master Fund and, in the case of an Investment Fund that is treated as a partnership for U.S. federal income tax purposes, such Investment Fund.

     Nature of the Fund’s Income and Losses. The Fund’s income, gains, losses, deductions and credits for any taxable year will consist almost entirely of the Fund’s share of the income, gains, losses, deductions and credits of the Master Fund. The Master Fund will invest virtually all of its assets in the Investment Funds. Except as otherwise noted below, this discussion is based on the assumption that all of the Investment Funds will be treated as partnerships for U.S. federal income tax purposes. In that case, no Investment Fund will be subject to U.S. federal income tax, and the Master Fund’s income, gains, losses, deductions and credits will consist of the Master Fund’s share of the income, gains, losses, deductions and credits of the Investment Funds.

     In order to match its income and loss positions as effectively as possible, an Investment Fund may make a “mark-to-market” election under Section 475 of the Code. Only a person that is engaged in a trade or business as a trader in securities may make such an election, and the determination of whether the operations and activities of an Investment Fund constitute trading in securities for U.S. federal income tax purposes is inherently factual and subject to a body of authority that is neither complete nor comprehensive in scope. Assuming that an Investment Fund’s “mark-to-market” election is effective, the Investment Fund will recognize gains and losses at the end of each taxable year as if it had sold all of its assets for their fair market values on the last business day of the taxable year. All of such gains and losses will be treated as ordinary income or loss, except for gains and losses with respect to certain positions that qualify as “Section 1256 contracts” under the Code, which will be treated as 60% long-term and 40% short-term capital gain or loss.

     An Investment Fund that has not made a “mark-to-market” election under Section 475 may recognize a substantial amount of short-term capital gain and ordinary income, as well as long-term capital gain. Such an Investment Fund may also recognize significant capital losses for U.S. federal income tax purposes, and the Members’ ability to deduct their shares of these losses will be subject to limitations. Various positions that such an Investment Fund may hold may be subject to special provisions of the Code that, among other things, may affect the character of gains and losses (that is, whether the gains and losses are treated as capital or ordinary) or affect the determination of whether capital gains and losses are characterized as long-term or short-term. Investments by an Investment Fund in the stock of non-U.S. issuers may, by reason of the rules applicable to “passive foreign investment companies” or “controlled foreign corporations,” cause gain recognized by the Investment Fund to be treated as ordinary income, result in an interest charge and/or cause the Investment Fund, and therefore the Members, to recognize taxable income related to such investments prior to the Investment Fund’s receipt of the corresponding cash. Certain other possible investments made by an Investment Fund, such as investments in “Section 1256 contracts,” “original issue discount” obligations or equity securities of entities that are treated as partnerships for U.S. federal income tax purposes, would cause the Investment Fund, and therefore the Members, to recognize taxable income related to such investments prior to the Investment Fund’s receipt of the corresponding income.

     For the reasons described above, prospective investors should expect that a substantial portion of the income they derive from an investment in the Fund will constitute ordinary income or short-term capital gain.

     Investment Fund as Foreign Corporation. It is possible that certain Investment Funds will be foreign entities that are treated as corporations for U.S. federal income tax purposes. Any such Investment Fund will generally be treated as a “passive foreign investment company” (“PFIC”) for U.S. federal income tax purposes. As a consequence, (i) a Member’s share of any “excess distribution” that the Master Fund receives from the Investment Fund, and of any gain that the Master Fund derives from a sale or other disposition of its interest in the Investment Fund, will be allocated over the Member’s holding period for its Interest; (ii) the amount allocated to the taxable year of the Member in which the “excess distribution” was received, or the disposition occurred, will be taxed as ordinary income; (iii) the amount allocated to every prior taxable year will be subject to tax at the highest rate of tax in effect for the Member for that prior taxable year; and (iv) an interest charge will be imposed on the resulting tax liability for each prior taxable year. Under proposed Treasury regulations, these consequences would also apply to gain recognized by a Member on a repurchase of the Member’s Interest to the extent that such gain is attributable to the Member’s indirect interest in the PFIC.

     If the Master Fund made a “qualified electing fund” election with respect to an Investment Fund that is a PFIC, each Member would include in gross income for each taxable year his share of the Investment Fund’s ordinary earnings and long-term capital gain. The Master Fund can make a “qualified electing fund” election, however, only if the relevant Investment Fund agrees to provide annual information statements in accordance with applicable Treasury regulations. Because it is very unlikely than any Investment Fund that is a PFIC will agree to provide this information, the Manager does not expect that the Master Fund will be able to make any “qualified electing fund” election. Similarly, if the Master Fund’s interest in any Investment Fund that is a PFIC consisted of “marketable stock,” as defined in Section 1296 of the Code, the Master Fund could mitigate, to some extent, the consequences of the PFIC regime by making a “mark-to-market” election with respect to its interest in the Investment Fund. It is very unlikely, however, that the Master Fund will hold “marketable stock” in any Investment Fund that is a PFIC.

     Limitations on the Deductibility of Losses, Interest and Expenses. In addition to the limitations on the deductibility of capital losses noted above, various other limitations may apply to restrict the Members’ ability to deduct their shares of losses realized, and expenses incurred, by the Investment Funds, the Master Fund and the Fund. For example, a Member’s share of any such losses will be allowed only to the extent of the adjusted basis of the Member’s Interest in the Fund. In addition, certain positions into which the Investment Funds may enter may be subject to special provisions of the Code that, among other things, defer (or required capitalization of) losses and expenses.

     Section 163(d) of the Code limits a non-corporate taxpayer’s deduction for “investment interest” to the amount of “net investment income,” as defined therein. This limitation could apply to limit the deductibility of a non-corporate Member’s share of the interest deductions of the Fund, the Master Fund and the Investment Funds, as well as the deductibility of interest paid by a non-corporate Member on indebtedness incurred to finance his investment in the Fund. Otherwise allowable deductions in connection with short sales are treated as “investment interest” for purposes of this limitation.

     If an Investment Fund is treated as a trader in securities, each Member may deduct, as business expenses under Section 162 of the Code, his share of the expenses of the relevant Investment Fund and his share of the expenses of the Master Fund and the Fund to the extent these expenses are attributable to the relevant Investment Fund (in each case, other than interest expense and expenses incurred in connection with short sales). If an Investment Fund is treated as an investor, rather than a trader, in securities, the Investment Fund’s expenses and the expenses of the Master Fund and the Fund to the extent these expenses are attributable to such Investment Fund (in each case, other than interest expense and expenses incurred in connection with short sales) will be considered investment expenses deductible only under Section 212 of the Code. In that case, the ability of a Member who is an individual to deduct his share of these investment expenses will be subject to limitations. These investment expenses will be deductible by the Member for regular U.S. federal income tax purposes only to the extent that the Member’s share of such expenses, when combined with other “miscellaneous itemized deductions,” exceeds 2% of the Member’s adjusted gross income for the particular year; will not be deductible by the Member for U.S. federal alternative minimum tax purposes; and will be subject to certain other limitations on deductibility. The determination whether the operations and activities of an Investment Fund constitute trading in securities or investing in securities for U.S. federal income tax purposes is inherently factual and subject to a body of authority that is neither complete nor comprehensive in scope.

     Expenses that are attributable to the offering and sale of interests in an Investment Fund or the Fund must be capitalized and cannot be deducted or amortized. The other organizational expenses of an Investment Fund and the Fund, and the organizational expenses of the Master Fund, must also be capitalized, but may be amortized. The amortization period will be 180 months in the case of organizational expenses paid or incurred after October 22, 2004, and 60 months for organizational expenses paid or incurred on or before October 22, 2004.

     Passive Activity Rules. In general, the income, gain, losses and deductions of the Fund will not be derived from a “passive activity” within the meaning of Section 469 of the Code. Consequently, a Member’s share of Fund losses and deductions will generally not be subject to the limitations on “passive activity losses” imposed by Section 469, and a Member will generally not be able to offset his “passive activity losses” against his allocable share of Fund income and gain. It is possible, however, that the Fund will derive some income, gain, losses and deductions from “passive activities” as a consequence of investments by the Investment Funds in entities that are treated as partnerships for U.S. federal income tax purposes.

     Foreign Tax Credits. As discussed below, certain income derived by the Investment Funds may be subject to non-U.S. withholding or other taxes. For U.S. federal income tax purposes, these non-U.S. taxes may give rise to foreign tax credits, the use of which is subject to a complex set of limitations and restrictions. In particular, a Member may use foreign tax credits to offset only the portion of his U.S. federal income tax liability that is attributable to foreign source income. Because a Member’s share of gains from the sale of investments by an Investment Fund will generally be treated as U.S. source income, this limitation may preclude a Member from claiming a credit for foreign taxes imposed on any such gains. In addition, a Member’s share of foreign currency gains, and of income and gains from Derivatives, will generally be treated as U.S. source income.

     Repurchases of Interests. In general, when the Fund repurchases a Member’s interest, in whole or in part, the Member will recognize capital gain to the extent that the cash received upon the repurchase exceeds the Member’s adjusted tax basis in his Interest. If a Member receives only cash, rather than an in-kind distribution of Fund assets, on a repurchase of his entire Interest, he will recognize a loss to the extent that the adjusted tax basis of his Interest exceeds such cash. However, if the Fund repurchases less than a Member’s entire Interest, or if the Fund distributes property other than cash on the repurchase of a Member’s entire Interest, the Member will not recognize a loss, if any, until his Interest is completely liquidated and any such distributed property is disposed of in a taxable transaction.

     Assuming that the Fund is treated as an “investment partnership” for purposes of Section 731 of the Code, a Member will not recognize gain or loss as a consequence of receiving an in-kind distribution of Fund assets. If the Fund were not treated as an “investment partnership,” a distribution of marketable securities to a Member would be treated as a distribution of cash for purposes of determining the amount of gain, if any, realized by the Member. At the time of any in-kind distribution of marketable securities, the Manager will determine whether the Fund is an “investment partnership.”

     A Member’s tax basis in his Interest will be increased by his share of the Fund’s income and gain, as determined for U.S. federal income tax purposes, and decreased (but not below zero) by his share of the Fund’s losses and deductions, as determined for U.S. federal income tax purposes, including (i) his indirect share of all income and loss recognized by an Investment Fund as a consequence of a “mark-to-market” election under Section 475 of the Code and (ii) his indirect share of any gain or loss recognized by the Master Fund upon a withdrawal from an Investment Fund. The Fund may specially allocate items of income or loss to a withdrawing Member to the extent that the Member’s capital account balance exceeds, or is less than, the adjusted tax basis of his Interest. This special allocation may result in the withdrawing Member’s recognizing short-term capital gain (or loss) or ordinary income (or loss), instead of long-term capital gain (or loss), in connection with a withdrawal from the Fund.

     Upon a repurchase of his Interest, in whole or in part, a Member may recognize ordinary income or loss attributable to the Member’s indirect share of certain assets of the Investment Funds described in Section 751(c) of the Code. Although the issue is not clear, gain or loss recognized by the Master Fund upon a withdrawal from an Investment Fund that has made a “mark-to-market” election under Section 475 of the Code, and gain or loss recognized by the Fund upon a withdrawal from the Master Fund or by a Member upon withdrawal from the Fund to the extent such gain or loss is attributable to such an Investment Fund, might be treated as ordinary income or loss under Section 751 of the Code as a consequence of the Investment Fund’s mark-to-market election. Under proposed Treasury regulations, the portion of any gain recognized by a Member on a repurchase of his Interest that is attributable to the Member’s indirect interest in any PFIC held by an Investment Fund, or to any Investment Fund that is a PFIC, will be subject to the PFIC rules described in “Investment Fund as Foreign Corporation.” Members should consult their tax advisers about the character of any gain or loss recognized on the repurchase of their Interests.

     Tax-Exempt Investors. Because of their leveraged investment strategies, the Investment Funds will generate a substantial amount of “unrelated business taxable income.” Prospective investors that wish to avoid recognizing UBTI should consider investing through Mercantile Absolute Return Fund for Tax-Exempt/Deferred Investors (TEDI) LLC, which is a “feeder fund” for tax-exempt investors, including 401(k) plans and individual retirement accounts, that will invest in the Master Fund. Investment entities with both tax-exempt investors and taxable investors should consult their tax advisers in deciding whether to invest in the Master Fund through the Fund or Mercantile Absolute Return Fund for Tax-Exempt/Deferred Investors (TEDI) LLC.

Additional U.S. Tax Considerations

     Adjustments to Basis of Fund Assets. Under the LLC Agreement, the Manager may cause the Fund to make an election under Section 754 of the Code to adjust the tax basis of its assets in the event of a transfer of an Interest or of certain distributions by the Fund. The governing agreement of the Master Fund contains a similar provision. Because of the accounting complexities and added expense that can result from having such an election in effect, and because the election, once made, cannot be revoked without the consent of the IRS, the Manager does not intend to cause either the Fund or the Master Fund to make this election. In certain circumstances, however, an Investment Fund, the Master Fund and/or the Fund may be required to reduce the tax basis of assets as a result of a transfer of an interest in the Investment Fund, an interest in the Master Fund or an Interest or as a result of certain distributions by the Investment Fund, the Master Fund or the Fund.

     Information Returns and Schedules. The Fund will file an information return on IRS Form 1065 and will provide information on Schedule K-1 to each Member as promptly as practicable following the close of the Fund’s taxable year. In order for the Fund to satisfy its tax reporting requirements, it must receive tax information from the Master Fund, which, in turn, must receive tax information from the Investment Funds. An Investment Fund’s delay in providing a Schedule K-1 to the Master Fund could delay the Fund’s preparation of its information return and Schedule K-1’s. Delivery of the relevant information by an Investment Fund will be subject to delay in the event of the late receipt of any necessary tax information from an entity in which the Investment Fund holds an interest. It is therefore possible that, in any taxable year, the Members will need to apply for extensions of time to file their tax returns.

     Tax Matters Partner. The Manager will be designated as the Fund’s “tax matters partner.”

     Audits. The tax treatment of income and deductions of each Investment Fund generally will be determined at the Investment Fund level in a single proceeding, which the tax matters partner of the Investment Fund will control, rather than by individual audits of the limited partners of the Investment Fund. If the IRS audits an Investment Fund’s, the Master Fund’s or the Fund’s tax returns, however, an audit of the Members’ own returns may result. The legal and accounting costs incurred in connection with any audit of an Investment Fund’s, the Master Fund’s or the Fund’s tax returns will be borne by the Investment Fund, the Master Fund or the Fund, respectively, but Members will bear the cost of audits of their own returns.

     Reporting and Listing Requirements. A direct or indirect participant in any “reportable transaction” must disclose its participation to the IRS on IRS Form 8886. For purposes of the disclosure rules, a partner may, if certain conditions are satisfied, be treated as a participant in a reportable transaction in which its partnership participates. It is possible that an Investment Fund will participate in one or more reportable transactions that the Master Fund, the Fund and certain Members will be required to report. In addition, a repurchase of an Interest will be reportable by the withdrawing Member if the Member recognizes a loss on the repurchase that equals or exceeds an applicable threshold amount. Failure to comply with the disclosure requirement may give rise to substantial penalties. Certain states have similar disclosure requirements. Members should consult their tax advisers to determine whether they are required to file Form 8886 or any similar state form in accordance with the disclosure rules.

State and Local Tax Considerations

     In addition to the U.S. federal income tax consequences described above, prospective investors should consider the potential state and local tax consequences of an investment in the Fund. Members may be subject to state and local taxes in jurisdictions in which an Investment Fund acquires certain investments and may be required to file tax returns in those jurisdictions. In certain jurisdictions, an Investment Fund, the Master Fund or the Fund may be required to withhold certain state and local taxes on behalf of Members. State and local tax laws may differ from U.S. federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. Prospective investors should consult their tax advisers with respect to the state and local tax consequences of an investment in the Fund.

Non-U.S. Tax Considerations

     This prospectus does not attempt to summarize any of the non-U.S. tax considerations applicable to the Investment Funds’ investments. Non-U.S. taxing jurisdictions may impose withholding or other taxes in respect of income generated by such investments. These foreign taxes may not be fully deductible or creditable by Members for U.S. federal income tax purposes, particularly given the complex set of limitations and restrictions on the use of foreign tax credits. Prospective investors should consult their tax advisers regarding the potential consequences of non-U.S. investments.

Authorization Regarding Disclosure of Tax Structure

     Notwithstanding any other statement in this prospectus, the Manager and its advisers, members, officers, directors, employees and principals authorize each Member and each Member’s employees, representatives or other agents, from and after the commencement of any discussions with any such party, to disclose to any and all persons without limitation of any kind the tax treatment and tax structure of the Fund and any transaction entered into by the Fund and all materials of any kind (including opinions or other tax analyses) relating to such tax treatment or tax structure that are provided to such Member, except for any information identifying the Manager, the Fund, the Members or their respective members, officers, directors, employees and principals and (except to the extent relevant to such tax structure or tax treatment) any nonpublic commercial or financial information.

Importance of Obtaining Professional Advice

     The foregoing analysis is not intended as a substitute for careful tax planning. Accordingly, prospective investors in the Fund are strongly urged to consult their tax advisers with specific reference to their own situations regarding the possible tax consequences of an investment in the Fund.

ERISA CONSIDERATIONS

     Because of its leveraged investment strategy, the Master Fund will generate a substantial amount of UBTI, which will be passed through to investors investing in the Fund. Investors who do not wish to have UBTI should not invest in the Fund, but should instead consider investing in the Master Fund through Mercantile Absolute Return Fund for Tax-Exempt/Deferred Investors (TEDI) LLC, which is structured to avoid passing through UBTI to tax-exempt investors. Accordingly, tax-exempt employee benefit plans, individual retirement accounts and similar tax-exempt investors generally should not invest through the Fund, but rather should consider investing through Mercantile Absolute Return Fund for Tax-Exempt/Deferred Investors (TEDI) LLC. Investment entities consisting of both tax-exempt investors and taxable investors should consult their tax advisers in deciding whether to invest in the Master Fund through the Fund or Mercantile Absolute Return Fund for Tax-Exempt/Deferred Investors (TEDI) LLC.

     Persons who are fiduciaries with respect to assets of an employee benefit plan subject to ERISA (an “ERISA Plan”), or a plan or other arrangement such as an individual retirement account or Keogh plan subject to Section 4975 of the Code (“Plan,” or together with ERISA Plans, “Plans”) should consider, among other things, the matters described below in determining whether to cause the Plan to invest in the Fund.

     ERISA imposes general and specific responsibilities on persons who are “fiduciaries” for purposes of ERISA with respect to an ERISA Plan, including prudence, diversification, prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, a fiduciary of an ERISA Plan must comply with rules adopted by the U.S. Department of Labor (the “DOL”), which administers the fiduciary provisions of ERISA. Under those rules, the fiduciary of an ERISA Plan must: (1) give appropriate consideration to, among other things, the role that the investment plays in the Plan’s portfolio, taking into account whether the investment is designed reasonably to further the Plan’s purposes; (2) examine the risk and return factors associated with the investment; (3) assess the portfolio’s composition with regard to diversification, as well as the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the Plan; and (4) evaluate income tax consequences of the investment and the projected return of the total portfolio relative to the Plan’s funding objectives.

     Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with his, her or its fiduciary responsibilities as set out in the DOL’s regulations. The fiduciary should, for example, consider whether an investment in the Fund may be too illiquid or too speculative for its ERISA Plan, and whether the assets of the Plan would be sufficiently diversified if the investment is made. If a fiduciary of an ERISA Plan breaches his, her or its responsibilities with regard to selecting an investment or an investment course of action for the Plan, the fiduciary may be held personally liable for losses incurred by the Plan as a result of the breach.

     Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of ERISA Plans investing in the Fund for purposes of ERISA’s fiduciary responsibility and prohibited transaction rules. For that reason, neither the Manager, the Adviser nor any of the Investment Managers will be fiduciaries with respect to those Plans within the meaning of ERISA, and the assets and investments of the Fund, the Master Fund and the Investment Funds will not be subject to the provisions of ERISA or Section 4975 of the Code.

     The Manager may require an ERISA Plan proposing to invest in the Fund to represent: that it, and any fiduciaries responsible for its investments, are aware of and understand the Fund’s investment objective, policies and strategies; and that the decision to invest Plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA.

     Certain prospective Plan investors may currently maintain relationships with the Manager or the Adviser or with other entities that are affiliated with the Manager or the Adviser. Each of the Manager or the Adviser and their affiliates may be deemed to be a party in interest or disqualified person (as defined in ERISA and the Code, respectively) to and/or a fiduciary of any Plan to which it provides investment management, investment advisory or other services. ERISA and the Code prohibit Plan assets to be used for the benefit of a party in interest and also prohibit a Plan fiduciary from using its position to cause the Plan to make an investment from which it or certain third parties in which the fiduciary has an interest would receive a fee or other consideration. Plan investors should consult with counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code. A fiduciary of a Plan investing in the Fund may be required to represent: that the decision to invest in the Fund was made by it as a fiduciary that is independent of the Manager or the Adviser, and their affiliates; that it is duly authorized to make such investment decision; and it has not relied on any individualized advice or recommendation of the Manager, the Adviser, or their affiliates, as a primary basis for the decision to invest in the Fund and that its investment in the Fund will not result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code.

     The provisions of ERISA and Section 4975 of the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion contained in this prospectus, is, of necessity, general and may be affected by future publication of DOL regulations and rulings. Potential Plan investors should consult with their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Interests.

ADDITIONAL INFORMATION AND SUMMARY OF
LIMITED LIABILITY COMPANY AGREEMENT

     THE FOLLOWING IS A SUMMARY DESCRIPTION OF ADDITIONAL ITEMS AND OF SELECT PROVISIONS OF THE LLC AGREEMENT THAT MAY NOT BE DESCRIBED ELSEWHERE IN THIS PROSPECTUS. THE DESCRIPTION OF THESE ITEMS AND PROVISIONS IS NOT DEFINITIVE AND

REFERENCE SHOULD BE MADE TO THE COMPLETE TEXT OF THE LLC AGREEMENT WHICH IS ATTACHED AS APPENDIX A TO THIS PROSPECTUS.

Member Interests

     Persons who purchase Interests in the offering being made hereby will be Members.

Liability of Members

     Under Delaware law and the LLC Agreement, each Member will be liable for the debts, obligations and liabilities of the Fund only to the extent of any contributions to the capital of the Fund (plus any accretions in value thereto) and a Member, in the sole discretion of the Board, may be obligated to return to the Fund amounts distributed to the Member in accordance with the LLC Agreement in certain circumstances where after giving effect to the distribution, certain liabilities of the Fund exceed the fair market value of the Fund’s assets.

Duty of Care of Directors

     The LLC Agreement provides that a Director shall not be liable to the Fund or any of the Members for any loss or damage occasioned by any act or omission in the performance of the Director’s services as such in the absence of willful misfeasance, bad faith or gross negligence of the duties involved in the conduct of the Director’s office. The LLC Agreement also contains provisions for the indemnification, to the extent permitted by law, of a Director by the Fund (but not by the Members individually) against any liability and expense to which the Director may be liable which arise in connection with the performance of the Director’s activities on behalf of the Fund. Directors shall not be personally liable to any Member for the repayment of any positive balance in the Member’s capital account or for contributions by the Member to the capital of the Fund or by reason of any change in the federal or state income tax laws applicable to the Fund or its investors. The rights of indemnification and exculpation provided under the LLC Agreement shall not be construed so as to provide for indemnification of a Director for any liability (including liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of the LLC Agreement to the fullest extent permitted by law.

Amendment of the LLC Agreement

     The LLC Agreement may generally be amended, in whole or in part, with the approval of the Board (including a majority of the Independent Directors if required by the 1940 Act), and without the approval of the Members, unless the approval of Members is required by the 1940 Act. However, certain amendments to the LLC Agreement involving capital accounts and allocations thereto may not be made without the written consent of any Member adversely affected thereby or unless each Member has received written notice of the amendment and any Member objecting to the amendment has been allowed a reasonable opportunity (pursuant to any procedures as may be prescribed by the Board) to tender its entire Interest for repurchase by the Fund.

Power of Attorney

     By subscribing for an Interest in the Fund, each Member will appoint each of the Directors his or her attorney-in-fact for purposes of filing required certificates and documents relating to the formation and maintenance of the Fund as a limited liability company under Delaware law or signing all instruments effecting authorized changes in the Fund or the LLC Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of the Fund. The power-of-attorney granted under the LLC Agreement executed by each Member (which each Member will do by virtue of signing an investor application) is a special power-of-attorney and is coupled with an interest in favor of each Director and as such shall be irrevocable and will continue in full force and effect notwithstanding the subsequent death or incapacity of any Member granting the power-of-attorney, and shall survive the transfer by a Member of all or any portion of an Interest, except that where the transferee thereof has been approved by the Board for admission to the Fund as a substitute Member, or upon the withdrawal of a Member from the Fund pursuant to a periodic tender or otherwise, this power-of-attorney given by the transferor shall terminate.

Term, Dissolution And Liquidation

     The Fund shall be dissolved by an affirmative vote by: (1) the Board or (2) Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members; or upon the expiration of any two year period that commences on the date on which any Member has submitted a written notice to the Fund requesting to tender its entire Interest for repurchase by the Fund if that Interest has not been repurchased by the Fund; or upon the failure of Members to elect successor Directors at a meeting called by the Manager when no Director remains to continue the business of the Fund; or as required by operation of law. Upon the occurrence of any event of dissolution, the Board or the Manager, acting as liquidator under appointment by the Board (or another liquidator, if the Board does not appoint the Manager to act as liquidator or is unable to perform this function) are charged with winding up the affairs of the Fund and liquidating its assets. Net profit or net loss during the period including the period of liquidation will be allocated as described in the section titled “Capital Accounts and Allocations—Allocation of Net Profits and Net Losses.” Upon the liquidation of the Fund, its assets would be distributed (1) first to satisfy the debts, liabilities and obligations of the Fund (other than debts to Members) including actual or anticipated liquidation expenses, (2) next to repay debts owing to the Members, and (3) finally to the Members proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in-kind on a pro rata basis if the Board or liquidator determines that the distribution of assets-in-kind would be in the interests of the Members in facilitating an orderly liquidation.

REPORTS TO MEMBERS

     The Fund will furnish to Members as soon as practicable after the end of each taxable year such information as is necessary for them to complete U.S. federal and state income tax or information returns, along with any other tax information required by law. An Investment Manager’s delay, however, in providing this information could delay the Fund’s preparation of tax information for investors, which might require Members to seek extensions of the time to file their tax returns, or could delay the preparation of the Fund’s annual report. The Fund will send to Members an unaudited semi-annual and an audited annual report within 60 days after the close of the period covered by the report, or as otherwise required by the 1940 Act. The Fund will also send to Members reports regarding the Fund’s operations during each quarter.

FISCAL YEAR

     For accounting purposes, the Fund’s fiscal year is the 12-month period ending on March 31. The Fund’s taxable year is the 12-month period ending December 31.

ACCOUNTANTS AND LEGAL COUNSEL

     Deloitte & Touche LLP, whose principal business address is 111 South Wacker Drive, Chicago, IL 60606, has been selected as the independent registered public accounting firm for the Fund and the Master Fund and in such capacity will audit the Fund’s and the Master Fund’s annual financial statements and financial highlights.

     When available, the Fund will furnish, without charge, a copy of its annual and semi-annual reports to Members.

     Kramer Levin Naftalis & Frankel LLP, whose principal business address is 1177 Avenue of the Americas, New York, NY 10036, serves as legal counsel to the Fund and the Master Fund.

INQUIRIES

     Inquiries concerning the Fund and Interests (including information concerning subscription, transfer and repurchase procedures) should be directed to:

          Mercantile Absolute Return Fund LLC
          c/o Mercantile Capital Advisors, Inc.
          Two Hopkins Plaza
          Baltimore, MD 21201

FINANCIAL STATEMENTS

     The Fund issues audited financial statements on an annual basis prepared in accordance with generally accepted accounting principles. The Fund’s audited financial statements as of and for the periods ended March 31, 2006, and the report of the independent registered pubilc accounting firm thereon, are incorporated herein by reference to the Fund’s Annual Report filed with the SEC on June 8, 2006. (Copies of the Fund’s annual reports are available without charge by writing to the Fund c/o SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, PA 19456, by calling (800) 239-0418 or on the SEC’s website (http://www.sec.gov).) The Fund’s unaudited financial statements as of and for the month ended April 30, 2006 are presented on Appendix D to this prospectus.

Appendix A

MERCANTILE ABSOLUTE RETURN FUND LLC
LIMITED LIABILITY COMPANY AGREEMENT

Amended and Restated June 30, 2006

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ii

iii

LIMITED LIABILITY COMPANY AGREEMENT

OF

MERCANTILE ABSOLUTE RETURN FUND LLC

A Delaware Limited Liability Company

Amended and Restated as of June 30, 2006

Two Hopkins Plaza, Baltimore, Maryland 21201

(410) 237-5100

THIS AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT of Mercantile Absolute Return Fund LLC (the “Company”) is dated as of June 30, 2006 by and among Mercantile Capital Advisors, Inc. as the manager (“MCA” or the “Manager”), and Mercantile Bankshares Corporation as Organizational Member and those persons hereinafter admitted as Members.

WHEREAS, the Company has heretofore been formed as a limited liability company under the Delaware Limited Liability Company Act pursuant to an initial Certificate of Formation (the “Certificate”) dated and filed with the Secretary of State of Delaware on May 8, 2002;

WHEREAS, the Company was initially governed by the Limited Liability Company Agreement dated December 30, 2002 (the “Existing Agreement”);

WHEREAS, the Board desires to amend and restate the Existing Agreement to amend and modify certain of the provisions hereof pursuant to the Board’s authority to do so under Section 8.1(a) of the Existing Agreement and to set forth the terms on which the Company shall hereafter be governed; and

WHEREAS, the Board has approved the amendments contained in this Agreement in accordance with the provisions of  Section 8.1(a) and has provided the Members with notice of such amendments as provided in the Existing Agreement;

NOW, THEREFORE, for and in consideration of the foregoing and the mutual covenants hereinafter set forth, it is hereby agreed as follows:

Article I.

Definitions

For purposes of this Agreement:

     Section 1.1. ADMINISTRATIVE SERVICES. Such administrative services as the Administrator shall provide to the Company pursuant to a separate written agreement with the Company.

     Section 1.2. ADMINISTRATOR. MCA or any person who may hereafter provide Administrative Services to the Company pursuant to an administration agreement. For purposes of this Agreement the term “Administrator” includes a “Sub-Administrator”.

     Section 1.3. ADVISER. Any person, registered under the Advisers Act, that is retained by the Manager to provide investment advisory services to the Master Fund and that is therefore responsible for the investment and trading of the assets of the Master Fund.

     Section 1.4. ADVISERS ACT. The Investment Advisers Act of 1940, as amended, and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

     Section 1.5. AFFILIATE. Affiliated person as that term is defined in the 1940 Act.

      Section 1.6. AGREEMENT. This Limited Liability Company Agreement, as amended from time to time.

     Section 1.7. BENCHMARK RETURN. The Benchmark Return is a non-cumulative return, determined from the first date of the fiscal year except if a Member’s initial capital contribution is made after the beginning of the fiscal year the Benchmark Return shall instead be determined from such initial contribution date. The Benchmark Return as of any accounting date shall equal the average of the rates for the generic three-month LIBOR as of the last day of each of the four immediately preceding calendar dates, as published by Bloomberg, L.P.

     Section 1.8. BOARD. The Board of Directors established pursuant to Section 2.6.

     Section 1.9. CAPITAL ACCOUNT. With respect to each Member, the capital account established and maintained on behalf of each Member pursuant to Section 5.3.

     Section 1.10. CERTIFICATE. The Certificate of Formation of the Company and any amendments thereto as filed with the office of the Secretary of State of Delaware.

     Section 1.11. CHAIRMAN. The Director selected to preside over meetings of the Board.

     Section 1.12. CLOSING DATE. The first date on or as of which a Member other than the Organizational Member is admitted to the Company.

     Section 1.13. CODE. The United States Internal Revenue Code of 1986, as amended, and as hereafter amended from time to time, or any successor law.

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     Section 1.14. COMPANY. The limited liability company governed hereby, as such limited liability company may from time to time be constituted.

     Section 1.15. DELAWARE ACT. The Delaware Limited Liability Company Act as in effect on the date hereof and as amended from time to time, or any successor law.

     Section 1.16. DIRECTOR. An individual designated as a Director of the Company who is delegated authority provided for in  Section 2.6 of this Agreement. For purposes of this Agreement the term “Director” shall have the same meaning as the term “Manager” as such term is defined under the Delaware Act (but is not the same as the term “Manager” as used in this Agreement).

     Section 1.17. DISTRIBUTOR. Any person who may serve as the distributor of Interests pursuant to a distribution agreement with the Company.

     Section 1.18. FISCAL PERIOD. The period commencing on the Closing Date of the Company, and thereafter each period commencing on the day following the last day of the preceding Fiscal Period, and ending at the close of business on the first to occur of the following dates:

(a)	the last day of a Fiscal Year;

(b)	the last day of a Taxable Year;

(c)	the day preceding the date on which a contribution to the capital of the Company is made;

(d)	the day on which a substitute member is admitted;

(e)	the day on which the Company repurchases any Interest, or portion of an Interest, of a Member;

(f)	any day on which any amount is credited to, or debited against, the Capital Account of a Member, other than an amount to be credited to, or debited against, the Capital Account of all Members in accordance with their respective Investment Percentages; or

(g)	the last day of a fiscal period of any Master Fund.

     Section 1.19. FISCAL YEAR. The period commencing on the Closing Date and ending on March 31, 2003, and thereafter each period commencing on April 1 of each year and ending on March 31 of the following year (or on the date of a final distribution pursuant to Section 6.2 hereof), unless the Board elects another fiscal year for the Company.

     Section 1.20. FORM N-2. The Company’s Registration Statement on Form N-2 filed with the Securities and Exchange Commission, as amended from time to time.

     Section 1.21. INCENTIVE FEE. The fee paid to the Manager at the end of each Fiscal Year and accrued at the end of each Incentive Period (as defined below) which is based upon the performance of the Company. The Incentive Fee is an amount equal to 10% of each Member’s

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Net Profits in excess of such Member’s Loss Carryforward Amount (before any accruals of Incentive Fees); provided, however, that an Incentive Fee will only be charged when the Net Profit exceeds the Benchmark Return.

     Section 1.22. INCENTIVE PERIOD. The Incentive Period, which may be composed of one or more consecutive fiscal periods, generally corresponds to a fiscal year, but may vary with respect to Members. An Incentive Period may be composed of one or more consecutive fiscal periods.

     Section 1.23. INDEPENDENT DIRECTORS. Those Directors who are not “interested persons” of the Company as such term is defined in the 1940 Act.

     Section 1.24. INTEREST. The ownership interest in the Company at any particular time of a Member, or other person to whom an Interest of a Member or portion thereof has been transferred pursuant to Section 4.5 hereof, including the rights and obligations of such Member or other person under this Agreement and the Delaware Act.

     Section 1.25. INVESTMENT FUNDS. Unregistered general or limited partnerships or pooled investment vehicles and/or registered investment companies in which the Company (directly, or indirectly through the Master Fund) invests its assets that are advised by an Investment Manager.

     Section 1.26. INVESTMENT MANAGERS. Third party investment managers that manage and direct the investment activities of Investment Funds or are retained to manage and invest a designated portion of the assets of the Master Fund.

     Section 1.27. INVESTMENT MANAGEMENT AGREEMENT. Separate written agreements entered into (i) by the Manager and the Master Fund and (ii) by the Manager and the Company, pursuant to which the Manager provides investment management services to the Master Fund.

     Section 1.28. INVESTMENT PERCENTAGE. A percentage established for each Member on the Company’s books as of the first day of each Fiscal Period. The Investment Percentage of a Member for a Fiscal Period shall be determined by dividing the balance of the Member’s Capital Account as of the commencement of such period by the sum of the Capital Accounts of all of the Members as of the commencement of such period. The sum of the Investment Percentages of all Members for each Fiscal Period shall equal 100%.

     Section 1.29. LOSS CARRYFORWARD AMOUNT. The excess, with respect to any Incentive Period, and to the extent not subsequently offset by allocations of profits or otherwise reduced, of (1) a Member’s allocable share of Net Losses calculated in accordance with Section 5.4 of this Agreement (excluding amounts previously allocated to repurchased or distributed portions of the Capital Account during the Incentive Period) over (2) the Member’s allocable share of Net Profits calculated in accordance with Section 5.4 of this Agreement (excluding amounts previously allocated to repurchased or distributed portions of the Capital Account during the Incentive Period), in each case for the current and any prior Incentive Periods. If at the end of any subsequent Incentive Period, Net Profits allocated to a Member’s Capital Account in accordance with Section 5.4 of this Agreement exceed the Net Losses allocated during that

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period in accordance with Section 5.4 of this Agreement (excluding Net Profits and Net Losses previously taken into account for this purpose by reason of a partial repurchase or distribution during that period), any Loss Carryforward Amount for such Member will be reduced (but not below zero) by the amount of the excess. No transferee may succeed to any portion of the Loss Carryforward Account applicable to the Transferring Member unless the transfer of the Interest or portion of the Interest results in no change in beneficial ownership in the Interest or portion of the Interest. The Loss Carryforward Amount, for a given Incentive Period, will be adjusted with respect to any contributions, transfers, distributions and repurchases applicable to the Member’s Capital Account for that Incentive Period, or portion thereof.

     Section 1.30. MANAGEMENT FEE. The fee paid to the Manager out of the assets of the Master Fund, as provided in Section 3.8(g) of this Agreement.

     Section 1.31. MANAGER. Mercantile Capital Advisors Inc., a Maryland corporation, or any person who may hereinafter serve as the Manager to the Company or the Master Fund pursuant to the Investment Management Agreement.

     Section 1.32. MASTER FUND. Mercantile Absolute Return Master Fund LLC, a Delaware limited liability company, or any other company in which the Company invests all or substantially all of its assets.

     Section 1.33. MEMBER. Any person who shall have been admitted to the Company as a member (including any Director in such person’s capacity as a member of the Company but excluding any Director in such person’s capacity as a Director of the Company) until the Company repurchases the entire Interest of such person as a member pursuant to Section 4.6 hereof or a substituted member or members are admitted with respect to any such person’s entire Interest as a member pursuant to Section 4.5 hereof.

     Section 1.34. NET ASSETS. The total value of all assets of the Company, less an amount equal to all accrued debts, liabilities and obligations of the Company, calculated before giving effect to any repurchases of Interests.

     Section 1.35. NET PROFITS OR NET LOSSES. The amount by which the Net Assets as of the close of business on the last day of a Fiscal Period exceed (in the case of Net Profit) or are less than (in the case of Net Loss) the Net Assets as of the commencement of the same Fiscal Period (or, with respect to the initial Fiscal Period of the Company, at the close of business on the Closing Date), such amount to be adjusted to exclude:

(a)	the amount of any insurance premiums or proceeds to be allocated among the Capital Accounts of the Members pursuant to Section 5.5 hereof;

(b)	any items to be allocated among the Capital Accounts of the Members on a basis that is not in accordance with the respective Investment Percentages of all Members as of the commencement of such Fiscal Period pursuant to Section 5.6 and Section 5.7 hereof; and

(c)	Monthly reimbursement of organizational expenses allocated among the Capital Accounts of the Members pursuant to Sections 3.8 and 5.8 hereof.

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     Section 1.36. NOTICE DATE. The date, as specified in any tender offer made by the Company, by which Members choosing to tender Interests for repurchase must notify the Company of their intent.

     Section 1.37. 1940 ACT. The Investment Company Act of 1940 and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

     Section 1.38. ORGANIZATIONAL MEMBER. Mercantile Bankshares Corporation.

     Section 1.39. PERSON. Any individual, entity, corporation, partnership, association, limited liability company, joint-stock company, trust, estate, joint venture, organization, or unincorporated organization.

     Section 1.40. PROMISSORY NOTE. A non-interest bearing and non-transferable promise of the Company to pay which will contain terms providing for payment to a redeeming Member at two separate times.

     Section 1.41. PROSPECTUS. The Company’s prospectus, as included in the Form N-2, as amended or supplemented from time to time.

     Section 1.42. SECURITIES. Securities (including, without limitation, equities, debt obligations, options, and other “securities” as that term is defined in Section 2(a)(36) of the 1940 Act) and any contracts for forward or future delivery of any security, debt obligation or currency, or commodity, all types of derivative instruments and any contracts based on any index or group of securities, debt obligations or currencies, or commodities, and any options thereon, as well as investments in registered investment companies and private investment funds.

     Section 1.43. TAXABLE YEAR. The period from January 1 to December 31 of each year.

     Section 1.44. TRANSFER. The assignment, transfer, sale, encumbrance, pledge or other disposition of all or any portion of an Interest, including any right to receive any allocations and distributions attributable to an Interest. Verbs, adverbs or adjectives such as “Transfer,” “Transferred” and “Transferring” have correlative meanings.

     Section 1.45. VALUATION DATE. The date as of which the Interests to be repurchased are valued by the Company.

Article II.

ORGANIZATION; ADMISSION OF MEMBERS

Section 2.1. Formation of Limited Liability Company.

     The Board shall execute and file in accordance with the Delaware Act any amendment to the Certificate and shall execute and file with applicable governmental authorities any other instruments, documents and certificates that, in the opinion of the Company’s legal counsel, may from time to time be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Company shall determine to do business, or any political

6

subdivision or agency thereof, or that such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Company.

Section 2.2. Name.

     The name of the Company shall be Mercantile Absolute Return Fund LLC or such other name as the Board may hereafter adopt upon (i) causing an appropriate amendment to the Certificate to be filed in accordance with the Delaware Act and (ii) sending notice thereof to each Member.

Section 2.3. Principal and Registered Office.
(a)	The Company shall have its principal office at Two Hopkins Plaza, Baltimore, Maryland, 21201, or at such other place designated from time to time by the Board.

(b)	The Company shall have its registered office in Delaware at 2711 Centreville Road, Suite 400, Wilmington, Delaware, 19808 and shall have Corporation Service Company as its registered agent for service of process in Delaware, unless a different registered office or agent is designated from time to time by the Board.

     Section 2.4. Duration.

     The term of the Company commenced on the filing of the Certificate with the Secretary of State of Delaware and shall continue until the Company is dissolved pursuant to Section 6.1 hereof.

Section 2.5. Objective and Business of the Company.
(a)	The objective of the Company is to seek capital appreciation principally through investing (through the Master Fund) in Investment Funds managed by Investment Managers who employ a variety of alternative investment strategies.The business of the Company is to invest, as a feeder fund, all or substantially all of the Company’s assets in the Master Fund, which has the same investment objective as the Company, as part of a master-feeder fund structure. In connection with its investment as a feeder fund in a master-feeder structure, the business of the Company includes purchasing, selling (including short sales), investing and trading in Securities, on margin or otherwise, and engaging in any financial or derivative transactions relating thereto or otherwise. The Company may execute, deliver and perform all contracts, agreements, subscription documents and other undertakings and engage in all activities and transactions as may in the opinion of the Board be necessary or advisable to carry out its objective or business.

(b)	The Company shall operate as a closed-end, non-diversified, management investment company in accordance with the 1940 Act and subject to any policies and investment restrictions set forth in the Prospectus.

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     Section 2.6.Board of Directors.
(a)	Prior to the Closing Date, the Organizational Member may designate such persons who shall agree to be bound by all of the terms of this Agreement to serve as the initial Directors on the Board, subject to the election of such persons prior to the Closing Date by the Organizational Member. By signing this Agreement or the signature page of the Company’s investor application or certification, a Member admitted on the Closing Date shall be deemed to have voted for the election of each of the initial Directors to the Board. After the Closing Date, the Board may, subject to the provisions of paragraphs (a) and (b) of this Section 2.6 with respect to the number of, and vacancies in, the position of Director and the provisions of Section 3.3 hereof with respect to the election of Directors to the Board by Members, designate any person who shall agree to be bound by all of the terms of this Agreement as a Director. The names and mailing addresses of the Directors shall be set forth in the books and records of the Company. The number of Directors shall be fixed from time to time by the Board.

(b)	Each Director shall serve on the Board for the duration of the term of the Company, unless his or her status as a Director shall be sooner terminated pursuant to Section 4.2 hereof. In the event of any vacancy in the position of Director, the remaining Directors serving on the Board may appoint an individual to serve in such capacity, so long as immediately after such appointment at least two-thirds (2/3) of the Directors then serving would have been elected by the Members. The Board may call a meeting of Members to fill any vacancy in the position of Director, and shall do so within 60 days after any date on which Directors who were elected by the Members cease to constitute a majority of the Directors then serving on the Board.

(c)	In the event that no Director remains to continue the business of the Company, the Manager shall promptly call a meeting of the Members, to be held within 60 days after the date on which the last Director ceased to act in that capacity, for the purpose of determining whether to continue the business of the Company and, if the business shall be continued, of electing the required number of Directors to the Board. If the Members shall determine at such meeting not to continue the business of the Company or if the required number of Directors is not elected within 60 days after the date on which the last Director ceased to act in that capacity, then the Company shall be dissolved pursuant to Section 6.1 hereof and the assets of the Company shall be liquidated and distributed pursuant to Section 6.2 hereof.

     Section 2.7.Members.

     The Board expects to admit Members as of the first business day of each calendar month. Members may be admitted to the Company subject to the condition that each such Member shall execute and deliver the Company’s investor application or certification pursuant to which such Member agrees to be bound by all the terms and provisions hereof and that the minimum initial

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capital contribution, as required by Section 5.1, has been deposited with the Company’s escrow agent. The Board may in its sole discretion reject any subscription for Interests. The Board may, in its sole discretion, suspend subscriptions for Interests at any time. The admission of any Person as a Member shall be effective upon the revision of the books and records of the Company to reflect the name and the contribution to the capital of the Company of such additional Member.

Section 2.8. Distribution Fees.
(a)	A Member may be charged a distribution fee when a Distributor is used to sell such Member’s Interest in the amount and as set forth in the Prospectus.

(b)	The distribution fee will be deducted from a prospective Member’s subscription amount; it will not constitute a capital contribution made by the Member to the Company nor part of the assets of the Company and may be adjusted or waived as described in the Prospectus.

     Section 2.9. Both Directors and Members.

     A Member may at the same time be a Director and a Member, in which event such Member’s rights and obligations in each capacity shall be determined separately in accordance with the terms and provisions hereof and as provided in the Delaware Act.

     Section 2.10. Limited Liability.

     Except as provided under applicable law, including capital contribution obligations, a Member shall not be liable for the Company’s debts, obligations and liabilities in any amount in excess of such Member’s contributions to the capital of the Company (plus such Member’s share of undistributed profits and assets). Except as provided under applicable law, a Director shall not be liable for the Company’s debts, obligations and liabilities.

Article III.

MANAGEMENT

Section 3.1. Management and Control.

(a)	Management and control of the business of the Company shall be vested in the Board, which shall have the right, power and authority, on behalf of the Company and in its name, to exercise all rights, powers and authority of “manager” as defined under the Delaware Act (but is not the same as the term “Manager” as defined in this Agreement) and to do all things necessary and proper to carry out the objective and business of the Company and their duties hereunder. No Director shall have the authority individually to act on behalf of or to bind the Company except within the scope of such Director’s authority as delegated by the Board. The parties hereto intend that, except to the extent otherwise expressly provided herein, (i) each Director shall be vested with the same powers, authority and responsibilities on behalf of the Company as are

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customarily vested in each director of a Delaware corporation and (ii) each Independent Director shall be vested with the same powers, authority and responsibilities on behalf of the Company as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware corporation who is not an “interested person” (as such term is defined in the 1940 Act) of such company. During any period in which the Company shall have no Directors, the Manager shall have the authority to manage the business and affairs of the Company. The Manager will oversee the day-to-day management of the Company and, subject to the approval of the Board, has the authority to: approve the acceptance of initial and subsequent subscriptions on behalf of the Company; determine whether future subscriptions should be accepted; make determinations on the transfer of Interests; and manage and oversee the general administrative and operational aspects of the Company.

(b)	Members shall have no right to participate in and shall take no part in the management or control of the Company’s business and shall have no right, power or authority to act for or bind the Company. Members shall have the right to vote on any matters only as provided in this Agreement or on any matters that require the approval of the holders of voting securities under the 1940 Act or as otherwise required in the Delaware Act.

(c)	The Board may delegate to a committee or to any other person any rights, power and authority vested by this Agreement in the Board to the extent permissible under applicable law.

(d)	The Company will file a tax return as a partnership for U.S. federal income tax purposes. Except as otherwise specifically provided herein, all decisions for the Company relating to tax matters including, without limitation, whether to make any tax elections, the positions to be made on the Company’s tax returns and the settlement or further contest or litigation of any audit matters raised by the Internal Revenue Service or other taxing authority, will be made by the Board. All actions (other than ministerial actions) taken by the Manager, as designated in this Section 3.1 and Section 3.2 below, will be subject to the approval of the Board. Each Member agrees not to treat, on his personal income tax return or any claim for a tax refund, any item of income, gain, loss, deduction or credit in a manner inconsistent with the treatment of such item by the Company.

Section 3.2.Actions by the Board of Directors.
(a)	Unless provided otherwise in this Agreement, the Board shall act only: (i) by the affirmative vote of a majority of the Directors (including the vote of a majority of the Independent Directors, if required by the 1940 Act) present at a meeting duly called at which a quorum of the Directors shall be present (in person or, if in person attendance is not required by the 1940 Act, by telephone) or (ii) by unanimous written consent of all of the Directors without a meeting, if permissible under the 1940 Act.

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(b)	The Board may designate from time to time a Chairman who shall preside at all meetings. Meetings of the Board may be called by the Chairman or by any two Directors, and may be held on such date and at such time and place as the Board shall determine. Each Director shall be entitled to receive written notice of the date, time and place of such meeting within a reasonable time in advance of the meeting. Notice need not be given to any Director who shall attend a meeting without objecting to the lack of notice or who shall execute a written waiver of notice with respect to the meeting. Directors may attend and participate in any meeting by telephone except where in person attendance at a meeting is required by the 1940 Act. A majority of the Directors shall constitute a quorum at any meeting.

(c)	The Board may designate from time to time agents and employees of the Company who shall have the same powers and duties on behalf of the Company (including the power to bind the Company) as are customarily vested in officers of a Delaware corporation, and designate them as officers of the Company.

     Section 3.3.Meetings of Members.
(a)	Actions requiring the vote of the Members may be taken at any duly constituted meeting of the Members at which a quorum is present. Meetings of the Members may be called by the Board or by Members holding a majority of the total number of votes eligible to be cast by all Members, and may be held at such time, date and place as the Board shall determine. The Board shall arrange to provide written notice of the meeting, stating the date, time and place of the meeting and the record date therefor, to each Member entitled to vote at the meeting within a reasonable time prior thereto. Failure to receive notice of a meeting on the part of any Member shall not affect the validity of any act or proceeding of the meeting, so long as a quorum shall be present at the meeting, except as otherwise required by applicable law. Only matters set forth in the notice of a meeting may be voted on by the Members at a meeting. The presence in person or by proxy of Members holding a majority of the total number of votes eligible to be cast by all Members as of the record date shall constitute a quorum at any meeting. In the absence of a quorum, a meeting of the Members may be adjourned by action of a majority of the Members present in person or by proxy without additional notice to the Members. Except as otherwise required by any provision of this Agreement or of the 1940 Act, (i) those candidates receiving a plurality of the votes cast at any meeting of Members shall be elected as Directors and (ii) all other actions of the Members taken at a meeting shall require the affirmative vote of Members holding a majority of the total number of votes eligible to be cast by those Members who are present in person or by proxy at such meeting.

(b)	Each Member shall be entitled to cast at any meeting of Members a number of votes equivalent to such Member’s Investment Percentage as of the record date for such meeting. The Board shall establish a record date not less than 10 nor more than 90 days prior to the date of any meeting of Members to determine

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eligibility to vote at such meeting and the number of votes that each Member will be entitled to cast thereat, and shall maintain for each such record date a list setting forth the name of each Member and the number of votes that each Member will be entitled to cast at the meeting.

(c)	A Member may vote at any meeting of Members by a proxy properly executed in writing by the Member and filed with the Company before or at the time of the meeting. A proxy may be suspended or revoked, as the case may be, by the Member executing the proxy by a later writing delivered to the Company at any time prior to exercise of the proxy or if the Member executing the proxy shall be present at the meeting and decide to vote in person. Any action of the Members that is permitted to be taken at a meeting of the Members may be taken without a meeting if consents in writing, setting forth the action taken, are signed by Members holding a majority of the total number of votes eligible to be cast or such greater percentage as may be required in order to approve such action.

     Section 3.4.Custody of Assets of the Company.

     The physical possession of all funds, Securities or other properties of the Company shall at all times be held, controlled and administered by one or more custodians retained by the Company in accordance with the requirements of the 1940 Act. The Manager will have no responsibility, other than that associated with the oversight and supervision of custodians retained by the Company, with respect to the collection of income or the physical acquisition or safekeeping of the funds, Securities or other assets of the Company, all duties of collection, physical acquisition or safekeeping being the sole obligation of such custodians.

     Section 3.5. Other Activities of Members, the Manager and Directors.

(a)	Neither the Manager nor any Director shall be required to devote its full time to the affairs of the Company, but shall devote such time as may reasonably be required to perform its obligations under this Agreement.

(b)	Any Member, Manager or Director, and any Affiliate of any Member, Manager or Director, may engage in or possess an interest in other business ventures or commercial dealings of every kind and description, independently or with others, including, but not limited to, acquisition and disposition of Securities, provision of investment advisory or brokerage services, serving as directors, officers, employees, advisors or agents of other companies, partners of any partnership, members of any limited liability company, or trustees of any trust, or entering into any other commercial arrangements. No Member, Manager or Director shall have any rights in or to such activities of any other Member, Manager or Director, or any profits derived therefrom.

     Section 3.6.Duty of Care.
(a)	The Manager and Directors shall not be liable to the Company or to any of its Members for any loss or damage occasioned by any act or omission in the performance of their services under this Agreement, unless it shall be determined

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by final judicial decision on the merits from which there is no further right to appeal that such loss is due to an act or omission of such Manager or Director constituting willful misfeasance, bad faith, or gross negligence of the duties involved in the conduct of such Manager’s or Director’s office.

(b)	Members not in breach of any obligation hereunder or under any agreement pursuant to which the Member subscribed for an Interest shall be liable to the Company, any Member or third parties only as provided under the Delaware Act.

Section 3.7.Indemnification.
(a)	To the fullest extent permitted by law, the Company shall, subject to Section 3.7(b) hereof, indemnify the Manager and Adviser (including for this purpose each officer, director, member, partner, principal, employee or agent of, or any Person who controls, is controlled by or is under common control with, the Manager or Adviser or partner of the Manager or Adviser and their respective executors, heirs, assigns, successors or other legal representatives), its officers and each Director (and his respective executors, heirs, assigns, successors or other legal representatives) (each such person an “indemnitee”) against all losses, claims, damages, liabilities, costs and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which such indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter. Except to the extent that such loss, claim, damage, liability, cost or expense shall have been finally determined in a judicial decision on the merits from which no further right to appeal may be taken in any such action, suit, investigation or other proceeding to have been incurred or suffered by such indemnitee by reason of willful misfeasance, bad faith, breach of fiduciary duty or gross negligence of the duties involved in the conduct of such indemnitee’s office. The rights of indemnification provided under this Section 3.7 shall not be construed so as to provide for indemnification of a Director for any liability (including liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 3.7 to the fullest extent permitted by law.

(b)	Expenses, including reasonable counsel fees, so incurred by any such indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), may be paid from time to time by the Company in advance of the final disposition of any such action, suit, investigation or proceeding upon receipt of an undertaking by or on behalf of such indemnitee to repay to the Company amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized under this Section 3.7;

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provided, that (i) such indemnitee shall provide security for such undertaking, (ii) the Company shall be insured by or on behalf of such indemnitee against losses arising by reason of such indemnitee’s failure to fulfill such undertaking, or (iii) a majority of the Directors (excluding any Director who is either seeking advancement of expenses hereunder or is or has been a party to any other action, suit, investigation or proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for advancement of expenses hereunder) or independent legal counsel in a written opinion determines based on a review of readily available facts (as opposed to a full trial- type inquiry) that there is reason to believe such indemnitee ultimately will be entitled to indemnification.

(c)	As to the disposition of any action, suit, investigation or proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding shall have been brought, that an indemnitee is liable to the Company or its Members by reason of willful misfeasance, bad faith, breach of fiduciary duty or gross negligence of the duties involved in the conduct of such indemnitee’s office, indemnification shall be provided pursuant to Section 3.7(a) hereof if:

(i)	approved as in the best interests of the Company by a majority of the Directors (excluding any Director who is either seeking indemnification hereunder or is or has been a party to any other action, suit, investigation or proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for indemnification hereunder) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Company and that such indemnitee is not liable to the Company or its Members by reason of willful misfeasance, bad faith, breach of fiduciary duty or gross negligence of the duties involved in the conduct of such indemnitee’s office, or

(ii)	the Board secures a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that such indemnification would not protect such indemnitee against any liability to the Company or its Members to which such indemnitee would otherwise be subject by reason of willful misfeasance, bad faith, breach of fiduciary duty or gross negligence of the duties involved in the conduct of such indemnitee’s office.

(d)	Any indemnification or advancement of expenses made pursuant to this Section 3.7 shall not prevent the recovery from any indemnitee of any such amount if such indemnitee subsequently is determined in a final judicial decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to such indemnification or advancement of expenses to be

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liable to the Company or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee’s office. In (i) any suit brought by an indemnitee (or other person entitled to indemnification hereunder) to enforce a right to indemnification under this Section 3.7 it shall be a defense that, and (ii) in any suit in the name of the Company to recover any indemnification or advancement of expenses made pursuant to this Section 3.7 the Company shall be entitled to recover such expenses upon a final adjudication that, the indemnitee under this Section 3.7 has not met the applicable standard of conduct set forth in this Section 3.7. In any such suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made pursuant to this Section 3.7, the burden of proving that the indemnitee is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 3.7 shall be on the Company (or any Member acting derivatively or otherwise on behalf of the Company or its Members).

(e)	An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 3.7 or to which such indemnitee may otherwise be entitled except out of the assets of the Company, and no Member shall be personally liable with respect to any such claim for indemnification or advancement of expenses.

(f)	The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law. Nothing contained in this Section 3.7 shall affect the power of the Company to purchase and maintain liability insurance on behalf of the Manager, any Director, the Adviser or other person.

Section 3.8.Fees, Expenses and Reimbursement.
(a)	So long as the Administrator provides Administrative Services to the Company, it shall be entitled to receive reasonable and customary fees for such services as well as out-of-pocket expenses as may be agreed to by the Administrator and the Company pursuant to a separate written agreement.

(b)	As consideration for providing advisory services to the Master Fund, and for so long as the Manager provides such advisory services to the Master Fund, the Manager shall be entitled to receive the Incentive Fee in respect of Incentive Period; provided, however, that an Incentive Fee will only be charged when the Net Profit exceeds the Benchmark Return.

(c)	The Board may cause the Company to compensate each Director for his or her services rendered in connection with the Company. In addition, the Directors shall be reimbursed by the Company for reasonable out-of-pocket expenses incurred by them in performing their duties under this Agreement.

(d)	The Company shall bear all expenses related to its investment program, including, its allocable portion of the operating expenses of the Master Fund and

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expenses of the Master Fund’s investment in the Investment Funds. Expenses to be borne by the Company (both directly and indirectly) include, but are not limited to, fees paid and expenses reimbursed to Investment Funds or Investment Managers (including management fees, performance or incentive fees or allocations and redemption or withdrawal fees, however titled or structured); all costs and expenses directly related to portfolio transactions and positions for the Master Fund’s account such as direct and indirect expenses associated with the Master Fund’s investments, including its investments in Investment Funds (whether or not consummated), and enforcing the Master Fund’s rights in respect of such investments; transfer taxes and premiums; taxes withheld on non-U.S. dividends; fees for data and software providers; research expenses; professional fees (including, without limitation, the fees and expenses of consultants, attorneys and experts); if applicable in connection with temporary or cash management investments, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees; any interest expense; attorneys’ fees and disbursements associated with preparing and updating the offering materials and with qualifying prospective investors; fees and disbursements of any accountants engaged by the Master Fund or the Company, and expenses related to the annual audit of the Master Fund or the Company; record-keeping, custody and escrow fees and expenses; the costs of errors and omissions / directors’ and officers’ liability insurance and a fidelity bond; the Management Fee; the Incentive Fee; the costs of preparing and mailing reports and other communications, including proxy, tender offer correspondence or similar materials, to Members; fees and travel expenses of Directors relating to meetings of the Board and committees thereof; all costs and charges for equipment or services used in communicating information regarding the Master Fund’s transactions; and any extraordinary expenses, including indemnification expenses as provided for in this Agreement.

(e)	Subject to procuring any required regulatory approvals, from time to time the Company may, alone or in conjunction with other accounts for which the Manager, or any of its affiliates, acts as general partner or investment adviser, purchase insurance in such amounts, from such insurers and on such terms as the Board shall determine.

(f)	Expenses incurred in connection with the ongoing offering of Interests of the Company will be borne by the Company. In addition, the Company will bear its allocable portion of any expenses incurred by the Master Fund in connection with the ongoing offering of the Master Fund’s interests.

(g)	In consideration of the services provided by the Manager to the Master Fund under the Investment Management Agreement, the Master Fund will pay the Manager a quarterly fee of 0.3125% of the Master Fund’s net assets (the “Management Fee”). The Company, through its investment in the Master Fund, will bear its allocable portion of the Management Fee. The Manager shall be entitled to reduce the Company’s share of the Management Fee, provided such

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reduction is for the benefit of all Members on an equal and pro rata basis, in its sole discretion.

Article IV.

TERMINATION OF STATUS OF MANAGER AND DIRECTORS, TRANSFERS AND
REPURCHASES

Section 4.1. Termination of Status of the Manager.

     The status of the Manager as investment manager under the Investment Management Agreement between the Company and the Manager shall be terminated at any time, (i) by the Company on 60 days’ written notice to the Manager, without the payment any penalty, by a vote of a majority of the entire Board or by vote of a majority of the outstanding voting securities of the Company; or (ii) upon 90 days’ written notice by the Manager. The status of the Manager as investment manager of the Master Fund shall be terminated if the Investment Management Agreement between the Master Fund and the Manager terminates and the Master Fund does not enter into a new investment management agreement with the Manager, effective as of the date of such termination. The Investment Management Agreement will automatically and immediately terminate in the event of its assignment by the Manager, provided that an assignment to a successor to all or substantially all of the Manager’s business or to a wholly-owned subsidiary of such successor which does not result in a change of actual control of the Manager’s business shall not be deemed to be an assignment for the purposes of the Investment Management Agreement.

Section 4.2. Termination of Status of a Director.

     The status of a Director shall terminate if the Director, pursuant to Delaware law, is removed, resigns or is subject to various disabling events such as death, incapacity or bankruptcy. A Director may resign, subject to giving 90 days’ prior written notice to the other Directors if such resignation is likely to affect adversely the tax status of the Company.

Section 4.3. Removal of the Directors.

     Any Director may be removed either by (a) the vote or written consent of at least two- thirds (2/3) of the Directors not subject to the removal vote or (b) the vote or written consent of Members holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all Members.

Section 4.4. Removal of the Manager.

     The Manager may be removed as Manager under this Agreement by the vote or written consent of Members holding not less than 80% of the total number of votes eligible to be cast by all Members.

Section 4.5. Transfer of Interests of Members.

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(a)	An Interest of a Member may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency, dissolution or incompetency of such Member or (ii) under certain limited circumstances with the written consent of the Board (which may be withheld in its sole discretion).

(b)	The Board may not consent to a Transfer unless:

(i)	(x) the Company consults with legal counsel to the Company and counsel confirms that the Transfer will not cause the Company to be treated as a “publicly traded partnership” taxable as a corporation or be subject to any other adverse tax or regulatory treatment and (y) the following conditions are met: (i) the Transferring Member has been a Member for at least six (6) months; (ii) the proposed Transfer is to be made on a Valuation Date; and (iii) the Transfer is (A) one in which the tax basis of the Interest in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the Transferring Member (e.g., certain Transfers to affiliates, gifts and contributions to family entities), (B) to members of the Transferring Member’s immediate family (siblings, spouse, parents and children), or (C) a distribution from a qualified retirement plan or an individual retirement account; and

(ii)	(x) the person to whom the Interest is Transferred (or each of the person’s beneficial owners if such a person is a “private investment company” as defined in paragraph (d)(3) of Rule 205-3 under the Advisers Act) is a person whom the Board believes meets the requirements of paragraph (d)(1) of Rule 205-3 under the Advisers Act or any successor rule thereto and (y) the entire Interest of the Member is Transferred to a single transferee or, in the case of multiple transferees, after the Transfer of a portion of an Interest, the balance of the Capital Account of each transferee and the remaining balance of the Capital Account of the transferor (if any) is each not less than $50,000 or such lesser amount as the Board may determine in its sole discretion.

(c)	Any transferee that acquires an Interest by operation of law as the result of the death, bankruptcy, insolvency, dissolution or incompetency of a Member, shall be entitled to the allocations and distributions allocable to the Interest so acquired and to Transfer such Interest in accordance with the terms of this Agreement, but shall not be entitled to the other rights of a Member unless and until such transferee becomes a substituted Member. Once a Member obtains the approval of the Board and satisfies the other requirements to transfer its Interests, the Board shall promptly take all necessary actions so that the transferee to whom such Interest is transferred is admitted to the Company as a Member.

(d)	In no event, however, will any transferee or assignee be admitted as a Member without the consent of the Board, which may be withheld in its sole discretion. Any pledge, transfer, or assignment not made in accordance with this Section 4.5 shall be void.

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(e)	The admission of any transferee as a substituted Member will be effective upon the execution and delivery by, or on behalf of, the substituted Member of this Agreement or an instrument that constitutes the execution and delivery of this Agreement. Each Member and transferee agrees to pay all expenses, including attorneys’ and accountants’ fees, incurred by the Company in connection with any Transfer. If a Member Transfers its entire Interest as a Member, it will not cease to be a Member unless and until the transferee is admitted to the Company as a substituted Member in accordance with this Section 4.5.

(f)	Each Member shall indemnify and hold harmless the Company, the Directors, the Manager, each other Member and any Affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of, or arising from, (i) any Transfer made by such Member in violation of this Section 4.5 and (ii) any misrepresentation by such Member in connection with any such Transfer.

Section 4.6.Repurchase of Interests.
(a)	Except as otherwise provided in this Agreement, no Member or other person holding an Interest or portion thereof shall have the right to withdraw or tender to the Company for repurchase that Interest or portion thereof. The Board from time to time, in its sole discretion and on such terms and conditions as it may determine, may cause the Company to repurchase Interests or portions thereof pursuant to written tenders. However, the Company shall not offer to repurchase Interests on more than two occasions during any Taxable Year unless it has received an opinion of counsel to the effect that such more frequent offers would not cause any adverse tax consequences to the Company or Members. In determining whether to cause the Company to repurchase Interests pursuant to written tenders, the Board shall consider the recommendation of the Manager, and shall also consider the following factors, among others:

(i)	whether any Members have requested to tender Interests or portions thereof to the Company;

(ii)	the liquidity of the Company’s assets (including fees and costs associated with withdrawing from Investment Funds);

(iii)	the investment plans and working capital and reserve requirements of the Company;

(iv)	the relative economies of scale with respect to the size of the Company;

(v)	the history of the Company in repurchasing Interests; and

(vi)	the anticipated tax consequences of any proposed repurchases of Interests.

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     The Board shall cause the Company to repurchase Interests or portions thereof pursuant to written tenders only on terms fair to the Company and to all Members (including persons holding Interests acquired from Members), as applicable.

(b)	A Member tendering for repurchase only a portion of the Member’s Interest will be required to maintain a Capital Account balance of at least $50,000 after giving effect to the repurchase. If a Member tenders an amount that would cause the Member’s Capital Account balance to fall below the required minimum, the Manager reserves the right to reduce the amount to be repurchased from the Member so that the required minimum balance is maintained or to repurchase the Member’s entire Interest in the Company.

(c)	Repurchases pursuant to Company tender offers shall be effective after receipt and acceptance by the Company of all eligible written tenders of Interests from Members and, unless otherwise determined by the Board from time to time, including as a result of changes in applicable law or the interpretation thereof, shall be subject to the following repurchase procedures:

(i)	Members choosing to tender an Interest for repurchase must do so by the applicable Notice Date. Generally, the Notice Date will be the last calendar day of the third month prior to the month containing the date as of which Interests are to be repurchased. (For example, the Notice Date for a repurchase offer having a December 31 repurchase date would be September 30.) Interests (or portions thereof) will be valued as of the Valuation Date (which date, unless otherwise determined by the Board, shall be the last business day of the month in which such Interests are to be repurchased);

(ii)	Promptly after the Notice Date, the Company will give to each Member whose Interest has been accepted for repurchase a Promissory Note entitling the Member to be paid an amount equal to the value, determined as of the Valuation Date, of the repurchased Interest;

(iii)	The Promissory Note, which will be non-interest bearing and non- transferable, is expected to contain terms providing for payment at two separate times;

(iv)	The initial payment in respect of the Promissory Note (the “Initial Payment”) will be in an amount equal to at least 90% of the estimated value of the repurchased Interest, determined as of the Valuation Date.The Initial Payment will be made as of the later of (1) a period of within 30 days after the Valuation Date, or (2) if the Master Fund has requested withdrawals of its capital from any Investment Funds in order to fund the repurchase of the Company’s interests in the Master Fund, within ten business days after the Master Fund has received at least 90% of the aggregate amount withdrawn from such Investment Funds; and

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(v)	The second and final payment in respect of the Promissory Note (the “Post-Audit Payment”) will be in an amount equal to the excess, if any, of (1) the value of the repurchased Interest, determined as of the Valuation Date and based upon the results of the annual audit of the Company’s financial statements for the year in which the Valuation Date occurs, over (2) the Initial Payment. The Manager anticipates that the annual audit ofthe Company’s financial statements will be completed within 60 days after the end of each Fiscal Year and that the Post-Audit Payment will be made promptly after the completion of the audit.

(vi)	Although the amounts required to be paid by the Company under the Promissory Note will generally be paid in cash, the Company may under certain limited circumstances pay all or a portion of the amounts due by an in-kind distribution of securities.

(d)	Notwithstanding anything in the foregoing to the contrary, the Board, in its discretion, may pay all or any portion of the repurchase price in marketable Securities (or any combination of marketable Securities and cash) having a value, determined as of the date of repurchase, equal to the amount to be repurchased. All repurchases of Interests shall be subject to any and all conditions as the Board may impose in its sole discretion. The amount due to any Member whose Interest or portion thereof is repurchased shall be equal to the audited value of such Member’s Capital Account or portion thereof, as applicable, as of the Valuation Date, after giving effect to all allocations to be made to such Member’s Capital Account as of such date.

(e)	The Board may, in its sole discretion, elect to impose charges on Members who submit their Interest for repurchase.

Article V.

CAPITAL

Section 5.1. Contributions to Capital.

(a)	The minimum initial contribution of each Member to the capital of the Company shall be $75,000, subject to the discretion of the Manager to accept initial investments in lesser amounts. The amount of the initial contribution of each Member shall be recorded on the books and records of the Company upon acceptance as a contribution to the capital of the Company. The Directors shall not be entitled to make voluntary contributions of capital to the Company as Directors of the Company, but may make voluntary contributions to the capital of the Company as Members.

(b)	The Members may make additional contributions to the capital of the Company of at least $10,000 (subject to the discretion of the Manager to accept additional contributions in lesser amounts), effective as of such times as the Manager, in its

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discretion, may permit, subject to Section 2.7 hereof, but no Member shall be obligated to make any additional contribution to the capital of the Company except to the extent provided in Section 5.7 hereof.

(c)	Except as otherwise permitted by the Board, (i) initial and any additional contributions to the capital of the Company by any Member shall be payable in cash, and (ii) initial and any additional contributions in cash shall be payable in readily available funds.

Section 5.2. Rights of Members to Capital.

     No Member shall be entitled to interest on any contribution to the capital of the Company, nor shall any Member be entitled to the return of any capital of the Company except (i) upon the repurchase by the Company of a part or all of such Member’s Interest pursuant to Section 4.6 hereof or (ii) upon the liquidation of the Company’s assets pursuant to Section 6.2 hereof. Except as specified in the Delaware Act, or with respect to distributions or similar disbursements made in error, no Member shall be liable for the return of any such amounts. No Member shall have the right to require partition of the Company’s property or to compel any sale or appraisal of the Company’s assets.

Section 5.3. Capital Accounts.

(a)	The Company shall maintain a separate Capital Account for each Member.

(b)	Each Member’s Capital Account shall have an initial balance equal to the amount of cash constituting such Member’s initial contribution to the capital of the Company.

(c)	Each Member’s Capital Account shall be increased by the sum of (i) the amount of cash constituting additional contributions by such Member to the capital of the Company permitted pursuant to Section 5.1 hereof, plus (ii) all amounts credited to such Member’s Capital Account pursuant to Section 5.4 through Section 5.8 hereof.

(d)	Each Member’s Capital Account shall be reduced by the sum of (i) the amount of any repurchase of the Interest, or portion thereof, of such Member or distributions to such Member pursuant to Section 4.6, Section 5.10, Section 5.11 or Section 6.2 hereof that are not reinvested (net of any liabilities secured by any asset distributed that such Member is deemed to assume or take subject to under Section 752 of the Code), plus (ii) any amounts debited against the Member’s Capital Account pursuant to Section 5.4 through Section 5.8 hereof.

(e)	In the event all or a portion of the Interest of a Member is Transferred in accordance with the terms of this Agreement, the Transferee will succeed to the Capital Account of the Transferor to the extent of the Transferred Interest or portion of an Interest.

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(f)	No Member will be required to pay the Company or any other Member any deficit in such Member’s Capital Account upon dissolution of the Company or otherwise.

Section 5.4. Allocation of Net Profits and Net Losses.

     As of the last day of each Fiscal Period, any Net Profits or Net Losses for the Fiscal Period shall be allocated among and credited to or debited against the Capital Accounts of the Members in accordance with their respective Investment Percentages for such Fiscal Period.

Section 5.5. Allocation of Insurance Premiums and Proceeds.

(a)	Any premiums payable by the Company, and the Company’s share of any premiums payable by the Master Fund, for insurance purchased pursuant to Section 3.8(d) and Section 3.8(e) above shall be apportioned evenly over each Fiscal Period or portion thereof falling within the period to which such premiums relate under the terms of such insurance, and the portion of the premiums so apportioned to any Fiscal Period shall be allocated among and debited against the Capital Accounts of each Member who is a member of the Company during such Fiscal Period in accordance with such Member’s Investment Percentage for such Fiscal Period.

(b)	Proceeds, if any, to which the Company may become entitled, and the Company’s share of proceeds, if any, to which the Master Fund may become entitled, pursuant to such insurance shall be allocated among and credited to the Capital Accounts of each Member who is a member of the Company during the Fiscal Period in which the event that gives rise to recovery of proceeds occurs in accordance with such Member’s Investment Percentage for such Fiscal Period.

Section 5.6. Allocation of Certain Expenditures.

     Except as otherwise provided for in this Agreement and unless prohibited by the 1940 Act, any expenditures payable by the Company, and the Company’s share of any expenditures payable by the Master Fund, to the extent determined by the Board to have been paid or withheld on behalf of, or by reason of particular circumstances applicable to, one or more but fewer than all of the Members, shall be charged to only those Members on whose behalf such payments are made or whose particular circumstances gave rise to such payments. Such charges shall be debited from the Capital Accounts of such Members as of the close of the Fiscal Period during which any such items were paid or accrued by the Company.

Section 5.7. Reserves.

(a)	Appropriate reserves may be created, accrued and charged against Net Assets and proportionately against the Capital Accounts of the Members for contingent liabilities, if any, as of the date any such contingent liability becomes known to the Manager or the Board. Such reserves will be in the amounts that the Board, in its sole discretion, deems necessary or appropriate. The Board may increase or reduce any such reserves from time to time by such amounts as the Board, in its sole discretion, deems necessary or appropriate. The amount of any such reserve,

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or any increase or decrease therein, shall be proportionately charged or credited, as appropriate, to the Capital Accounts of those parties who are Members at the time when such reserve is created, increased or decreased, except that if any such individual reserve item, adjusted by any increase therein, exceeds the lesser of $500,000 or 1% of the aggregate value of the Capital Accounts of all such Members, then the amount of the reserve, increase or decrease may instead be charged or credited to those parties who were Members at the time, as determined by the Board in its sole discretion, of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their Capital Accounts at that time.

(b)	If at any time an amount is paid or received by the Company or by the Master Fund and allocated to the Company (other than contributions to the capital of the Company or the Master Fund, distributions or repurchases of Interests (or interests in the Master Fund) or portions thereof) and such amount exceeds the lesser of $500,000 or 1% of the aggregate value of the Capital Accounts of all Members at the time of payment or receipt and such amount was not accrued or reserved for but would nevertheless, in accordance with the Company’s accounting practices, be treated as applicable to one or more prior Fiscal Periods, then such amount shall be proportionately charged or credited, as appropriate, to those parties who were Members during such prior Fiscal Period or Periods.

     Section 5.8. Allocation of Organizational Expenses.

     The Manager will allocate among the Members a monthly expense to reimburse the Manager for the Company’s organizational expenses and initial offering costs.

     Section 5.9. Tax Allocations.

(a)	For each Fiscal Year, items of income, deduction, gain, loss or credit shall be allocated for income tax purposes among the Members in such manner as to reflect equitably amounts credited or debited to each Member’s Capital Account for the current and prior fiscal years (or relevant portions thereof). Allocations under this Section 5.9 shall be made pursuant to the principles of Sections 704(b) and 704(c) of the Code, and in conformity with Treasury Regulations Sections 1.704-1(b)(2)(iv)(f), 1.704-1(b)(4)(i) and 1.704-3(e) promulgated thereunder, as applicable, or the successor provisions to such Section and Regulations.Notwithstanding anything to the contrary in this Agreement, there shall be allocated to the Members such gains or income as shall be necessary to satisfy the “qualified income offset” requirements of Treasury Regulation Section 1.704-1(b)(2)(ii)(d).

(b)	If the Company realizes capital gains (including short-term capital gains) for U.S. federal income tax purposes for any Fiscal Year during or as of the end of which the Interests of one or more Positive Basis Members (as hereinafter defined) are repurchased by the Company pursuant to Article IV, the Manager may elect to allocate net gains as follows:

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(i)	to such Positive Basis Members, in proportion to the Positive Basis (as hereinafter defined) of each such Positive Basis Member, until either the full amount of the net gains has been so allocated or the Positive Basis of each Positive Basis Member shall have been eliminated; and

(ii)	any net gains not so allocated to Positive Basis Members to the other Members in a manner that equitably reflects the amounts credited to the Members’ Capital Accounts.

(c)	If the Company realizes capital losses for U.S. federal income tax purposes for any Fiscal Year during or as of the end of which the Interests of one or more Negative Basis Members (as hereinafter defined) are repurchased by the Company under Article IV of this Agreement, the Manager may elect to allocate net losses as follows:

(i)	to such Negative Basis Members, in proportion to the Negative Basis (as hereafter defined) of each Negative Basis Member, until either the full amount of net losses will have been so allocated or the Negative Basis of each Negative Basis Member has been eliminated, and

(ii)	any net losses not so allocated to Negative Basis Members, to the other Members in a manner that reflects equitably the amounts credited to the Members’ Capital Accounts.

(d)	As used herein, (i) the term “Positive Basis” means, with respect to any Member and as of any time of calculation, the amount by which the value of its Interest as of such time exceeds its “adjusted tax basis,” for U.S. federal income tax purposes, in its Interest as of such time (determined without regard to any adjustments made to such “adjusted tax basis” by reason of any transfer or assignment of such Interest, including by reason of death, and without regard to such Member’s share of the liabilities of the Company under Section 752 of the Code), and (ii) the term “Positive Basis Member” means any Member whose Interest is repurchased by the Company and who has Positive Basis as of the effective date of the repurchase, but such Member shall cease to be a Positive Basis Member at such time as it shall have received allocations pursuant to clause (i) of paragraph (b) equal to its Positive Basis as of the effective date of such repurchase.

(e)	The term “Negative Basis” means, with respect to any Member and as of any time of calculation, the amount by which the Member’s “adjusted tax basis,” for U.S. federal income tax purposes, in the Member’s Interest in the Company as of that time (determined without regard to any adjustments made to the “adjusted tax basis” by reason of any Transfer or assignment of the Interest, including by reason of death, and without regard to such Member’s share of the liabilities of the Company under Section 752 of the Code) exceeds the value of its Interest as of such time. As used in this Section 5.9, the term “Negative Basis Member” means any Member whose Interest is repurchased by the Company and who has Negative Basis as of the effective date of the repurchase, but such Member shall

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cease to be a Negative Basis Member at such time as it shall have received allocations pursuant to clause (i) of paragraph (c) equal to its Negative Basis as of the effective date of such repurchase.

Section 5.10. Distributions.

     The Board, in its sole discretion, may authorize the Company to make distributions in cash or in kind at any time to all of the Members on a pro rata basis in accordance with the Members’ Investment Percentages.

Section 5.11. Withholding.

(a)	The Board may withhold and pay over to the Internal Revenue Service (or any other relevant taxing authority) taxes from any distribution to any Member to the extent required by the Code or any other applicable law.

(b)	For purposes of this Agreement, any taxes so withheld by the Company, or withheld by any other person, with respect to any amount distributed by the Company to any Member shall be deemed to be a distribution or payment to such Member pursuant to this Agreement, reducing the amount otherwise distributable to such Member pursuant to this Agreement and reducing the Capital Account of such Member. If the amount of such taxes is greater than any such distributable amounts, then such Member and any successor to such Member’s Interest shall pay to the Company as a contribution to the capital of the Company, upon demand of the Board, the amount of such excess.

(c)	The Board shall not be obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member that may be eligible for such reduction or exemption. To the extent that a Member claims to be entitled to a reduced rate of, or exemption from, a withholding tax pursuant to an applicable income tax treaty, or otherwise, the Member shall furnish the Board with such information and forms as such Member may be required to complete where necessary to comply with any and all laws and regulations governing the obligations of withholding tax agents. Each Member represents and warrants that any such information and forms furnished by such Member shall be true and accurate and agrees to indemnify the Company and each of the Members from any and all damages, costs and expenses resulting from the filing of inaccurate or incomplete information or forms relating to such withholding taxes.

Article VI.

DISSOLUTION AND LIQUIDATION

Section 6.1. Dissolution.

     The Company shall be dissolved:

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(a)	upon the affirmative vote to dissolve the Company by: (i) the Board or (ii) Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members;

(b)	upon the failure of the Members to elect a successor Director at a meeting called by Manager in accordance with Section 2.6 hereof when no Director remains to continue the business of the Company;

(c)	upon the expiration of any two year period that commences on the date on which any Member has submitted a written notice to the Company requesting to tender its entire Interest for repurchase by the Company, if such Interest has not been repurchased by the Company; or

(d)	as required by operation of law.

     Dissolution of the Company shall be effective on the later of the day on which the event giving rise to the dissolution shall occur, but the Company shall not terminate until the assets of the Company have been liquidated in accordance with Section 6.2 hereof and the Certificate has been canceled.

Section 6.2. Liquidation of Assets.

(a)	Upon the dissolution of the Company as provided in Section 6.1 hereof, the Board shall promptly appoint the Board or Manager as the liquidator and the Board or Manager shall liquidate the business and administrative affairs of the Company, except that if the Board does not appoint the Manager as the liquidator or the Board is unable to perform this function, another liquidator will be elected by the Board. Net Profits and Net Losses during the period of liquidation shall be allocated pursuant to Section 5.4 hereof. The proceeds from liquidation (after establishment of appropriate reserves for contingencies in such amount as the Board or other liquidator shall deem appropriate in its sole discretion as applicable) shall be distributed in the following manner:

(i)	the debts, liabilities and obligations of the Company, other than debts to Members, and the expenses of liquidation (including legal and accounting expenses incurred in connection therewith), up to and including the date that distribution of the Company’s assets to the Members has been completed, shall first be paid on a proportionate basis;

(ii)	such debts, liabilities or obligations as are owing to the Members shall next be paid in their order of seniority and on a proportionate basis; and

(iii)	the Members shall next be paid on a proportionate basis the positive balances of their respective Capital Accounts after giving effect to all allocations to be made to such Members’ Capital Accounts for the Fiscal Period ending on the date of the distributions under this Section 6.2.

(b)	Anything in this Section 6.2 to the contrary notwithstanding, upon dissolution of the Company, the Board or other liquidator may distribute ratably in kind any

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assets of the Company; provided, however, that if any in-kind distribution is to be made (i) the assets distributed in kind shall be valued pursuant to Section 7.3 hereof as of the actual date of their distribution and charged as so valued and distributed against amounts to be paid under Section 6.2(a) above, and (ii) any profit or loss attributable to property distributed in-kind shall be included in the Net Profits or Net Losses for the Fiscal Period ending on the date of such distribution.

Article VII.

ACCOUNTING, VALUATIONS AND BOOKS AND RECORDS

Section 7.1.Accounting and Reports.
(a)	The Company shall adopt for tax accounting purposes any accounting method that the Board shall decide in its sole discretion is in the best interests of the Company. The Company’s accounts shall be maintained in U.S. currency.

(b)	After the end of each Taxable Year, the Company shall furnish to each Member such information regarding the operation of the Company and such Member’s Interest as is necessary for Members to complete U.S. federal and state income tax or information returns and any other tax information required by U.S. federal and state law.

(c)	Except as otherwise required by the 1940 Act, or as may otherwise be permitted by rule, regulation or order, within 60 days after the close of the period for which a report required under this Section 7.1 is being made, the Company shall furnish to each Member an unaudited semi-annual report and an audited annual report containing the information required by such Act. The Company shall cause financial statements contained in each annual report furnished hereunder to be accompanied by a certificate of independent public accountants based upon an audit performed in accordance with generally accepted accounting principles. The Company may furnish to each Member such other periodic reports as it deems necessary or appropriate in its discretion.

Section 7.2.Determinations by the Board of Directors.
(a)	All matters concerning the determination and allocation among the Members of the amounts to be determined and allocated pursuant to Article V hereof, including any taxes thereon and accounting procedures applicable thereto, shall be determined by the Board unless specifically and expressly otherwise provided for by the provisions of this Agreement or required by law, and such determinations and allocations shall be final and binding on all the Members.

(b)	The Board may make such adjustments to the computation of Net Profits or Net Losses, and the allocation thereof to a Member’s Capital Account, or any components comprising any of the foregoing as it considers appropriate to reflect

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fairly and accurately the financial results of the Company and the intended allocation thereof among the Members.

Section 7.3.Valuation of Assets.

(a)	Valuation of Securities and other assets shall be made by the Board in accordance with the requirements of the 1940 Act and the valuation procedures adopted by the Board.

(b)	The value of the assets and liabilities shall be determined by reference to the latest market prices and values available and in further accordance with the valuation procedures adopted by the Board.

(c)	The value of Securities and other assets of the Company and the net worth of the Company as a whole determined pursuant to this Section 7.3 shall be conclusive and binding on all of the Members and all parties claiming through or under them.

Article VIII.

MISCELLANEOUS PROVISIONS

Section 8.1. Amendment of Limited Liability Company Agreement.

(a)	Except as otherwise provided in this Section 8.1, this Agreement may be amended, in whole or in part, with: (i) the approval of the Board (including the vote of a majority of the Independent Directors, if required by the 1940 Act) without the Members approval; and (ii) if required by the 1940 Act, the approval of the Members by such vote as is required by the 1940 Act.

(b)	Any amendment that would:

(i)	increase the obligation of a Member to make any contribution to the capital of the Company;

(ii)	reduce the Capital Account of a Member other than in accordance with Article V; or

(iii)	modify the events causing the dissolution of the Company;

may be made only if (i) the written consent of each Member adversely affected thereby is obtained prior to the effectiveness thereof or (ii) such amendment does not become effective until (A) each Member has received written notice of such amendment and (B) any Member objecting to such amendment has been afforded a reasonable opportunity (pursuant to such procedures as may be prescribed by the Board) to tender its entire Interest for repurchase by the Company.

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(c)	The power of the Board to amend this Agreement at any time without the consent of the other Members as set forth in paragraph (a) of this Section 8.1 shall specifically include the power to:

(i)	restate this Agreement together with any amendments hereto that have been duly adopted in accordance herewith to incorporate such amendments in a single, integrated document;

(ii)	amend this Agreement (other than with respect to the matters set forth in Section 8.1(b) hereof) to effect compliance with any applicable law or regulation or to cure any ambiguity or to correct or supplement any provision hereof that may be inconsistent with any other provision hereof; and

(iii)	amend this Agreement to make such changes as may be necessary or advisable to ensure that the Company will not be treated as an association or a publicly traded partnership taxable as a corporation as defined in Section 7704(b) of the Code for U.S. federal income tax purposes.

(d)	The Board shall cause written notice to be given of any amendment to this Agreement to each Member, which notice shall set forth (i) the text of the proposed amendment or (ii) a summary thereof and a statement that the text of the amendment thereof will be furnished to any Member upon request.

Section 8.2.Special Power of Attorney.

(a)	Each Member hereby irrevocably makes, constitutes and appoints each Director, acting severally, and any liquidator of the Company’s assets appointed pursuant to Section 6.2 hereof with full power of substitution, the true and lawful representatives and attorneys-in-fact of, and in the name, place and stead of, such Member, with the power from time to time to make, execute, sign, acknowledge, swear to, verify, deliver, record, file and/or publish:

(i)	any amendment to this Agreement that complies with the provisions of this Agreement (including the provisions of Section 8.1 hereof);

(ii)	any amendment to the Certificate required because this Agreement is amended, including, without limitation, an amendment to effectuate any change in the membership of the Company; and

(iii)	all such other instruments, documents and certificates that, in the opinion of legal counsel to the Company, may from time to time be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Company shall determine to do business, or any political subdivision or agency thereof, or that such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Company as a limited liability company under the Delaware Act.

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(b)	Each Member is aware that the terms of this Agreement permit certain amendments to this Agreement to be effected and certain other actions to be taken or omitted by or with respect to the Company without such Member’s consent. If an amendment to the Certificate or this Agreement or any action by or with respect to the Company is taken in the manner contemplated by this Agreement, each Member agrees that, notwithstanding any objection that such Member may assert with respect to such action, the attorneys-in-fact appointed hereby are authorized and empowered, with full power of substitution, to exercise the authority granted above in any manner that may be necessary or appropriate to permit such amendment to be made or action lawfully taken or omitted. Each Member is fully aware that each Member will rely on the effectiveness of this special power-of-attorney with a view to the orderly administration of the affairs of the Company.

(c)	This power-of-attorney is a special power-of-attorney and is coupled with an interest in favor of each of the Directors and as such:

(i)	shall be irrevocable and continue in full force and effect notwithstanding the subsequent death or incapacity of any party granting this power-of- attorney, regardless of whether the Company or Board shall have had notice thereof; and

(ii)	shall survive the delivery of a Transfer by a Member of the whole or any portion of such Member’s Interest, except that where the transferee thereof has been approved by the Board for admission to the Company as a substituted Member or upon the withdrawal of a Member from the Company pursuant to a periodic tender, this power-of-attorney given by the transferor shall survive the delivery of such assignment or withdrawal for the sole purpose of enabling the Board to execute, acknowledge and file any instrument necessary to effect such substitution or withdrawal.

Section 8.3. Notices.

     Notices that may or are required to be provided under this Agreement shall be made, if to a Member, by regular mail, or if to the Board or the Manager, by hand delivery, registered or certified mail return receipt requested, commercial courier service, telex or telecopier, and shall be addressed to the respective parties hereto at their addresses as set forth in the books and records of the Company. Notices shall be deemed to have been provided, when delivered by hand, on the date indicated as the date of receipt on a return receipt or when received if sent by regular mail, commercial courier service, telex or telecopier. A document that is not a notice and that is required to be provided under this Agreement by any party to another party may be delivered by any reasonable means.

Section 8.4. Agreement Binding Upon Successors and Assigns.

     This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, assigns, executors, trustees or other legal representatives, but the rights and obligations of the parties hereunder may not be Transferred or delegated except as

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provided in this Agreement and any attempted Transfer or delegation thereof that is not made pursuant to the terms of this Agreement shall be void.

Section 8.5. Applicability of 1940 Act and Form N-2.

     The parties hereto acknowledge that this Agreement is not intended to, and does not, set forth the substantive provisions contained in the 1940 Act and the Form N-2 that affect numerous aspects of the conduct of the Company’s business and of the rights, privileges and obligations of the Members. Each provision of this Agreement shall be subject to, and interpreted in a manner consistent with the applicable provisions of, the 1940 Act and the Form N-2.

Section 8.6. Choice of Law; Arbitration.

(a)	Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed under the laws of the State of Delaware, including the Delaware Act without regard to the conflict of law principles of such State.

(b)	To the extent such action is consistent with the provisions of the 1940 Act and any other applicable law, except as provided in Section 8.11(b) of this Agreement, each Member agrees to submit all controversies arising between or among Members or one or more Members and the Company in connection with the Company or its businesses or concerning any transaction, dispute or the construction, performance or breach of this Agreement or any other agreement relating to the Company, whether entered into prior to, on or subsequent to the date of this Agreement, to arbitration in accordance with the provisions set out in this Section 8.6. EACH MEMBER UNDERSTANDS THAT ARBITRATION IS FINAL AND BINDING ON THE MEMBERS AND THAT THE MEMBERS IN EXECUTING THIS AGREEMENT ARE WAIVING THEIR RIGHTS TO SEEK REMEDIES IN COURT, INCLUDING THE RIGHT TO JURY TRIAL.

(c)	Controversies will be finally settled by, and only by, arbitration in accordance with the commercial arbitration rules of the American Arbitration Association (the “AAA”) to the fullest extent permitted by law. The place of arbitration will be New York, New York. Any arbitration under this Section 8.6 will be conducted before a panel of three arbitrators. The Member or Members initiating arbitration under this Section 8.6 will appoint one arbitrator in the demand for arbitration. The Member or Members against whom or which arbitration is sought will jointly appoint one arbitrator within 30 business days after notice from the AAA of the filing of the demand for arbitration. The two arbitrators nominated by the Members will attempt to agree on a third arbitrator within 30 business days of the appointment of the second arbitrator. If the two arbitrators fail to agree on the third arbitrator within the 30-day period, then the AAA will appoint the third arbitrator within 30 business days following the expiration of the 30-day period. Any award rendered by the arbitrators will be final and binding on the Members, and judgment upon the award may be entered in the supreme court of the state of New York and/or the U.S. District Court for the

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Southern District of New York, or any other court having jurisdiction over the award or having jurisdiction over the Members or their assets. The arbitration agreement contained in this Section 8.6 will not be construed to deprive any court of its jurisdiction to grant provisional relief (including by injunction or order of attachment) in aid of arbitration proceedings or enforcement of an award. In the event of arbitration as provided in this Section 8.6, the arbitrators will be governed by and will apply the substantive (but not procedural) law of Delaware, to the exclusion of the principles of the conflicts of law of Delaware. The arbitration will be conducted in accordance with the procedures set out in the commercial arbitration rules of the AAA. If those rules are silent with respect to a particular matter, the procedure will be as agreed by the Members, or in the absence of agreement among or between the Members, as established by the arbitrators. Notwithstanding any other provision of this Agreement, this Section 8.6(c) will be construed to the maximum extent possible to comply with the laws of the State of Delaware, including the Uniform Arbitration Act (10 Del. C. (S) 5701 et seq.) (the “Delaware Arbitration Act”). If, nevertheless, it is determined by a court of competent jurisdiction that any provision or wording of this Section 8.6(c), including any rules of the AAA, are invalid or unenforceable under the Delaware Arbitration Act or other applicable law, such invalidity will not invalidate all of this Section 8.6(c) . In that case, this Section 8.6(c) will be construed so as to limit any term or provision so as to make it valid or enforceable within the requirements of the Delaware Arbitration Act or other applicable law, and, in the event such term or provision cannot be so limited, this Section 8.6(c) will be construed to omit such invalid or unenforceable provision.

Section 8.7. Not for Benefit of Creditors.

     The provisions of this Agreement are intended only for the regulation of relations among past, present and future Members, Directors, the Manager and the Company. This Agreement is not intended for the benefit of non-member creditors and no rights are granted to non-Member creditors under this Agreement.

Section 8.8. Consents.

     Any and all consents, agreements or approvals provided for or permitted by this Agreement (including minutes of any meeting) shall be in writing and a signed copy thereof shall be filed and kept with the books of the Company.

Section 8.9. Merger and Consolidation.

(a)	The Company may merge or consolidate with or into one or more limited liability companies formed under the Delaware Act or other business entities pursuant to an agreement of merger or consolidation that has been approved in the manner contemplated by Section 18-209(b) of the Delaware Act or may sell, lease or exchange all or substantially all of the Company property, including its good will, upon such terms and conditions and for such consideration when and as authorized by the Board. The Board alone may approve, and Member approval shall not be required for, any merger or consolidation of the Company

33

or any sale, lease or exchange of Company property, if such action would not have the effect of (i) increasing the obligation of a Member to make any contribution to the capital of the Company, (ii) reducing the Capital Account of a Member other than in accordance with Article V hereof, or (iii) modifying the events causing the dissolution of the Company.

(b)	Notwithstanding anything to the contrary contained elsewhere in this Agreement, an agreement of merger or consolidation approved in accordance with Section 18-209(b) of the Delaware Act may, to the extent permitted by Section 18-209(f) of the Delaware Act, (i) effect any amendment to this Agreement, (ii) effect the adoption of a new limited liability company agreement for the Company if it is the surviving or resulting limited liability company in the merger or consolidation, or (iii) provide that the limited liability company agreement of any other constituent limited liability company to the merger or consolidation (including a limited liability company formed for the purpose of consummating the merger or consolidation) shall be the limited liability company agreement of the surviving or resulting limited liability company.

Section 8.10. Pronouns.

     All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or persons, firm or corporation may require in the context thereof.

Section 8.11. Confidentiality.

(a)	A Member may obtain from the Company such information regarding the affairs of the Company as is just and reasonable under the Delaware Act, subject to reasonable standards (including standards governing what information and documents are to be furnished, at what time and location and at whose expense) established by the Board.

(b)	Each Member covenants that, except as required by applicable law or any regulatory body, it will not divulge, furnish or make accessible to any other person the name and/or address (whether business, residence or mailing) of any Member (collectively, “Confidential Information”) without the prior written consent of the Board, which consent may be withheld in its sole discretion.

(c)	Each Member recognizes that in the event that this Section 8.11 is breached by any Member or any of its principals, partners, members, directors, officers, employees or agents or any of its affiliates, including any of such affiliates’ principals, partners, members, directors, officers, employees or agents, irreparable injury may result to the non-breaching Members and the Company.Accordingly, in addition to any and all other remedies at law or in equity to which the non-breaching Members and the Company may be entitled, such Members shall also have the right to obtain equitable relief, including, without limitation, injunctive relief, to prevent any disclosure of Confidential Information, plus reasonable attorneys’ fees and other litigation expenses

34

incurred in connection therewith. In the event that any non-breaching Member or the Company determines that any of the other Members or any of its principals, partners, members, directors, officers, employees or agents or any of its affiliates, including any of such affiliates’ principals, partners, members, directors, officers, employees or agents should be enjoined from or required to take any action to prevent the disclosure of Confidential Information, each of the other non-breaching Members agrees to pursue in a court of appropriate jurisdiction such injunctive relief.

Section 8.12. Severability.

     If any provision of this Agreement is determined by a court of competent jurisdiction not to be enforceable in the manner set forth in this Agreement, each Member agrees that it is the intention of the Members that such provision should be enforceable to the maximum extent possible under applicable law. If any provisions of this Agreement are held to be invalid or unenforceable, such invalidation or unenforceability shall not affect the validity or enforceability of any other provision of this Agreement (or portion thereof).

Section 8.13. Filing of Returns.

     The Board or its designated agent shall prepare and file, or cause the accountants of the Company to prepare and file, a U.S. federal information tax return in compliance with Section 6031 of the Code and any required state and local income tax and information returns for each Taxable Year of the Company.

Section 8.14. Tax Matters Partner.

(a)	The Manager shall be designated on the Company’s annual federal income tax return, and have full powers and responsibilities, as the Tax Matters Partner of the Company for purposes of Section 6231(a)(7) of the Code. In the event the Manager cannot act as Tax Matters Partner, another Member shall be so designated. Should any Member other than the Manager be designated as the Tax Matters Partner for the Company pursuant to Section 6231(a)(7) of the Code, it shall, and each Member hereby does, to the fullest extent permitted by law, delegate to the Manager all of its rights, powers and authority to act as such Tax Matters Partner and hereby constitutes and appoints the Manager as its true and lawful attorney-in-fact, with power to act in its name and on its behalf, including the power to act through such agents or attorneys as it shall elect or appoint, to receive notices, to make, execute and deliver, swear to, acknowledge and file any and all reports, responses and notices, and to do any and all things required or advisable, in the Manager’s judgment, to be done by such a Tax Matters Partner. Any Member designated as the Tax Matters Partner for the Company under Section 6231(a)(7) of the Code shall be indemnified and held harmless by the Company from any and all liabilities and obligations that arise from or by reason of such designation.

(b)	Each person (for purposes of this Section 8.14(b), called a “Pass-Thru Partner”) that holds or controls an interest as a Member on behalf of, or for the benefit of,

35

another person or persons, or which Pass-Thru Partner is beneficially owned (directly or indirectly) by another person or persons, shall, within 30 days following receipt from the Tax Matters Partner of any notice, demand, request for information or similar document, convey such notice or other document in writing to all holders of beneficial interests in the Company holding such interests through such Pass-Thru Partner. In the event the Company shall be the subject of an income tax audit by any federal, state or local authority, to the extent the Company is treated as an entity for purposes of such audit, including administrative settlement and judicial review, the Tax Matters Partner shall be authorized to act for, and its decision shall be final and binding upon, the Company and each Member thereof. All expenses incurred by the Company or the Tax Matters Partner in connection with any such audit, investigation, settlement or review shall be borne by the Company.

Section 8.15. Section 754 Election; Mandatory Basis Adjustments.

(a)	In the event of a distribution of Company property to a Member or an assignment or other Transfer (including by reason of death) of all or part of the Interest of a Member in the Company, at the request of a Member, the Manager, in its discretion, may cause the Company to elect, pursuant to Section 754 of the Code, or the corresponding provision of subsequent law, to adjust the basis of the Company property as provided by Sections 734 and 743 of the Code.

(b)	In connection with a repurchase of a Member’s Interest or a distribution to a Member, such Member shall, at the request of the Manager, provide the Company with any information necessary to enable the Manager to determine the adjusted U.S. federal income tax basis of such Member’s Interest immediately prior to such repurchase or distribution.

(c)	In connection with any Transfer of an Interest, the transferee shall provide the Company, within 30 days after such Transfer (or in the case of a transferee that acquires an Interest in the Company on the death of a Member, within one year of such death), with the written notice described in Section 3 of Notice 2005-32, 2005-16 I.R.B. 895 (or any successor regulation or administrative pronouncement).

[Signature Page to Follow]

36

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

MANAGER:

MERCANTILE CAPITAL ADVISORS, INC.

By:	/s/ Kevin A. McCreadie

Name: Kevin A. McCreadie
Title: President

MEMBERS:

Each person who shall sign the Company’s investor application or certification and who shall be accepted by the Board to the Company as a Member.

Original dated as of December 30, 2002

Amended and Restated as of June 30, 2006

37

Appendix B

MERCANTILE ABSOLUTE RETURN FUND LLC
INVESTOR QUALIFICATIONS

     Interests in the Fund are offered only to certain Eligible Investors. In order to be eligible to purchase an Interest in the Fund, a prospective investor must be a “qualified client” as defined in Rule 205-3 under the Investment Advisers Act of 1940, as amended.

     The following persons are “qualified clients” under Rule 205-3 under the Advisers Act:

     (a) a natural person who or a company that immediately after an initial investment in the Fund has at least $750,000 under the management of the Manager or the Adviser;

     (b) a natural person who or a company that has a net worth (together, in the case of a natural person, with assets held jointly with a spouse) of more than $1,500,000;

     (c) a natural person who (alone or together with his or her spouse) owns at least $5,000,000 in investments (as defined by the Securities and Exchange Commission)(“Investments”);

     (d) a company that owns not less than $5,000,000 in Investments and that is owned directly or indirectly by or for two or more natural persons who are related as siblings or spouse (including former spouses), or direct lineal descendants by birth or adoption, spouses of such persons, the estates of such persons, or foundations, charitable organizations, or trusts established by or for the benefit of such persons;

     (e) a trust that is not covered by clause (d) and that was not formed for the specific purpose of acquiring the Interest, as to which the trustee or other person authorized to make decisions with respect to the trust, and each settlor of other person who has contributed assets to the trust, is a person described in clauses (c), (d) or (f);

     (f) an entity, acting for its own account or the accounts of other persons described in clauses (c), (d), (e), (f), (g) and/or (h), who in the aggregate owns and invests on a discretionary basis, not less than $25,000,000 in Investments;

     (g) a “qualified institutional buyer” as defined in Rule 144A under the Securities Act (as that term is modified by the limitations imposed thereon by Rule 2a51-1(g)(1) under the 1940 Act;

     (h) a company, regardless of the amounts of its Investments, each of the beneficial owners of the securities of which is a person described in clauses (c) through (g); or

     (i) a natural person who immediately prior to an initial investment in the Fund is:

     (A) an executive officer, director, trustee, general partner, or person serving in a similar capacity, of the Manager; or

     (B) an employee of the Manager (other than an employee performing solely clerical, secretarial or administrative functions with regard to the Manager) who, in connection with his or her regular functions or duties, participates in the investment activities of the Manager, provided that such employee has been performing such functions and duties for or on behalf of the Manager, or substantially similar functions or duties for or on behalf of another company for at least 12 months.

B-1

Appendix C

Mercantile Alternative Investments Funds
Notice of Privacy Policy & Practices

The Mercantile Alternative Investment Funds recognize and respect the privacy concerns and expectations of our customers1.

We provide this notice to you so that you will know what kinds of information we collect and the circumstances in which that information may be disclosed to third parties who are not affiliated with the funds.

Collection of Customer Information

We collect nonpublic personal information about our customers from the following sources:

  Subscription Documents and other forms, which may include a customer’s name, address, social security number, and information about a customer’s net worth, investment goals and risk tolerance;

  Account History, including information about the transactions and balances in a customer’s accounts; and

  Correspondence, written, telephonic or electronic, between a customer and the funds or service providers to the funds.

Disclosure of Customer Information2

We may disclose all of the information described above to certain third parties who are not affiliated with the funds under one or more of these circumstances:

  As Authorized - if you request or authorize the disclosure of the information.

  As Permitted by Law - for example, sharing information with companies who maintain or service customer accounts for the funds is permitted and is essential for us to provide members with necessary or useful services with respect to their accounts.

  Under Joint Agreements - we may also share information with companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.

Security of Customer Information

We require service providers to the funds:

  to maintain policies and procedures designed to assure only appropriate access to, and use of, information about customers of the funds; and

  to maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of customers of the funds.

  We will adhere to the policies and practices described in this notice regardless of whether you are a current or former member of the funds.

Please call 1-800-239-0418 if you have any questions concerning this notice, or about the Mercantile Alternative Investment Funds in general.

     [1] For purposes of this notice, the terms “customer” or “customers” includes individuals who provide nonpublic personal information to the funds, but do not invest in the funds.

     2 We do not share information about members who are residents of California with affiliates of the funds or with unaffiliated companies under joint marketing agreements.

C-1

Appendix D

FINANCIAL STATEMENTS

Unaudited financial statements of the Fund as of and for the month ended April 30, 2006 are presented beginning on the following page.

Mercantile Absolute Return Fund LLC
Schedule of Investments
April 30, 2006 (Unaudited)

Investment Funds	Cost	Value	% of Net Assets

Credit Based
Arx Global High Yield Securities Fund I, L.P.	$1,500,000	$2,366,774	4.25%
Blue Mountain Credit, L.P.	2,000,000	2,253,958	4.05
Chatham Asset Partners High Yield Fund, L.P.	1,550,983	1,810,723	3.25
GSO Special Situations, L.P.	1,500,000	1,592,960	2.86
Satellite Credit Opportunities Fund, Ltd.	2,000,000	3,033,495	5.45

Total Credit Based	8,550,983	11,057,910	19.86
Event-Driven
Aspen Partners, L.P.	211,298	402,870	0.72
Cerberus Partners, L.P.	2,000,000	3,465,580	6.22
Farallon Capital Offshore Investors, Inc.	2,000,000	3,466,860	6.23
Sopris Capital Partners, L.P.	1,318,000	1,338,494	2.40
Taconic Opportunity Fund, L.P.	2,000,000	2,177,284	3.91

Total Event-Driven	7,529,298	10,851,088	19.48
Fixed Income Arbitrage
BlueCrest Capital, L.P.	2,250,000	2,868,577	5.15
Brevan Howard, L.P.	1,000,000	1,345,820	2.42
Grossman Currency Fund, L.P.	700,000	849,259	1.52
PIMCO Global Relative Value Fund, L.L.C.	870,346	990,781	1.78
South Hill Trading Corp.	1,750,000	2,037,780	3.66
The Obsidian Fund, L.L.C.	1,811,552	2,080,777	3.74

Total Fixed Income Arbitrage	8,381,898	10,172,994	18.27
			(continued)

The accompanying notes are an integral part of the financial statements

Mercantile Absolute Return Fund LLC
Schedule of Investments
April 30, 2006 (Unaudited)

Investment Funds (Continued)	Cost	Value	% of Net Assets
Hedged Equity
32 Capital Fund, L.L.C.	$1,000,000	$1,160,553	2.08%
Ascend Partners Fund II, L.P.	1,064,378	1,101,879	1.98
GCM Little Arbor Institutional Partners, L.P.	1,000,000	1,025,289	1.84
Lazard Japan Carina Fund, L.P.	1,000,000	998,300	1.79
SCP Domestic Fund, L.P.	1,000,000	987,257	1.77
Thruway Partners, L.P.	1,000,000	1,151,147	2.07
Walker Smith (QP), L.P.	1,500,000	1,497,000	2.69

Total Hedged Equity	7,564,378	7,921,425	14.22
Multi-Strategy
Amaranth Partners, L.L.C.	2,800,000	5,139,154	9.23
Canyon Value Realization Fund, L.P.	2,500,000	3,756,732	6.75
Elliott Associates, L.P.	2,000,000	3,025,007	5.43
Perry Partners, L.P.	2,000,000	2,868,443	5.15

Total Multi-Strategy	9,300,000	14,789,336	26.56

Total Investments	$41,326,557	$54,792,753	98.39%

As of April 30, 2006, the value of the Fund’s investments by country as a percentage of members' capital is as follows:

Country	Cost	Value
British Virgin Islands - 6.22%	$2,000,000	$3,466,860
Cayman Islands - 9.11%	3,750,000	5,071,275
United States - 83.06%	35,576,557	46,254,618

	$41,326,557	$54,792,753

The aggregate cost of investments for tax purposes was $41,326,557. Net unrealized appreciation on investments for tax purposes was $13,466,196 consisting of $13,483,639 of gross unrealized appreciation and $17,443 of gross unrealized depreciation.

The investments in Investment Funds shown above, representing 98.39% of members’ capital, have been fair valued in accordance with procedures established by the Board of Directors.

The accompanying notes are an integral part of the financial statements

Mercantile Absolute Return Fund LLC
Statement of Assets and Liabilities
April 30, 2006 (Unaudited)

Assets
Investments, at value (cost, $41,326,557)	$54,792,753
Cash and cash equivalents	1,249,647
Restricted cash	625,299
Receivable from investment funds sold	260,675
Prepaid expenses	28,950
Dividend receivable	2,237

Total assets	56,959,561

Liabilities
Note payable for tender offer	625,299
Incentive fee payable	314,358
Management fee payable	229,983
Administration fee payable	39,124
Other accrued expenses	59,598

Total liabilities	1,268,362

Net assets	$55,691,199

Members’ capital
Capital	$44,483,586
Accumulated net investment loss	(4,087,714)
Accumulated net realized gain on investments	1,829,131
Net unrealized appreciation on investments	13,466,196

Members’ capital	$55,691,199

The accompanying notes are an integral part of the financial statements

Mercantile Absolute Return Fund LLC
Statement of Operations
Month Ended April 30, 2006 (Unaudited)

Investment income
Dividend Income	$2,237

Operating Expenses
Incentive fee	79,849
Management fee	58,154
Administration fees	32,487
Professional fees	20,600
Directors' fees and expenses	5,412
Interest expense	1,042
Custodian fees	465
Printing fees	270
Registration fees	117
Other expenses	4,090

Total operating expenses	202,486
Administration fees waived	(23,181)

Net expenses	179,305

Net investment loss	(177,068)

Realized and unrealized gain on investments
Net realized gain on investments	35,682
Net change in unrealized appreciation on investments	1,055,372

Net realized and unrealized gain on investments	1,091,054

Net increase in members’ capital from operating activities	$913,986

The accompanying notes are an integral part of the financial statements

Mercantile Absolute Return Fund LLC
Statements of Changes in Members’ Capital

Limited Interest
Members
For the month ended April 30, 2006 (Unaudited)

From operating activities
Net investment loss	$(177,068)
Net realized gain on investments	35,682
Net change in unrealized appreciation
on investments	1,055,372

Net increase in members' capital
from operating activities	913,986

Members' capital
Balance at March 31, 2006	54,777,213

Balance at April 30, 2006	$55,691,199

The accompanying notes are an integral part of the financial statements

Mercantile Absolute Return Fund LLC
Statement of Cash Flows
Month Ended April 30, 2006 (Unaudited)

Cash flows from operating activities
Net increase in net assets from operations	$913,986
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities
Net change in unrealized appreciation on investments	(1,055,372)
Net realized gain on investments	(35,682)
Purchases of investments	(1,500,000)
Proceeds from sale of investments	2,658,384
Decrease in prepaid expenses	(16,007)
Increase in dividend receivable	1,090
Increase in incentive fee payable	79,848
Increase in administration fee payable	9,306
Decrease in management fee payable	58,154
Decrease in other accrued expenses	(33,767)

Net cash provided by operating activities	1,079,940

Cash flows from financing activities	-

Net decrease in cash and cash equivalents	1,079,940

Cash and cash equivalents
Beginning of year	169,707

End of year	$1,249,647

Supplemental Information:
Interest paid on loan facility borrowings*	$1,042

* See Note 7 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements

Mercantile Absolute Return Fund LLC
Financial Highlights

	Month ended
	April 30, 2006
Total return	(unaudited)

Total return before incentive fee (1)	1.81	% (4)
Incentive fee	(0.14)

Total return after incentive fee (1)	1.67	% (4)

Net assets, end of year (000’s)	$ 55,691
Ratios to average net assets
Net investment loss ratio
Net investment loss, before waivers	(4.35	) % (3)
Net investment loss, net of waivers	(3.85	) % (3)
Expense ratio before incentive fee
Operating expenses, before waivers (2)	2.66	% (3)
Operating expenses, net of waivers (2)	2.16	% (3)

Expense ratio, net of waivers after incentive fee
Expense ratio, net of waivers	2.16	% (3)
Incentive fee	0.14	% (3)

Expense ratio, net of waivers
after incentive fee (5)	2.30	% (3)

Portfolio turnover rate	0.00	% (4)

(1)	Total return is calculated for all the limited interest members taken as a whole. An individual limited interest member’s return may vary from these returns based on the timing of capital transactions.

(2)	Does not include expenses of the Investment Funds in which the Fund invests. The expense ratio (expense and incentive fee ratio) is calculated for the limited interest members taken as a whole. The computation of such ratios based on the amount of expenses and incentive fee assessed to an individual limited interest member’s capital may vary from these ratios based on the timing of capital transactions.

(3)	Annualized.

(4)	Not annualized.

(5)	If a portion of the Administrative Fee had not been voluntarily waived by the Manager, the annualized ratio of expenses (inclusive of the Incentive Fee) to average net assets would be 2.80% for the month ended April 30, 2006.

The accompanying notes are an integral part of the financial statements

Mercantile Absolute Return Fund LLC
Notes to Financial Statements April 30,2006 (Unaudited)

1. Organization

     Mercantile Absolute Return Fund LLC (the “Fund”) is a limited liability company organized under the laws of the state of Delaware and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, investment management company.

     The Fund seeks capital appreciation by investing substantially all of its assets in privately placed investment vehicles, typically referred to as hedge funds (“Investment Funds”) managed by third-party investment managers (“Investment Managers”) who employ a variety of alternative investment strategies. The Fund invests in a portfolio of Investment Funds, each of which typically invests in either one or more absolute return strategies that tend to exhibit substantially lower volatility (as measured by standard deviation) than the average common stock trading on a U.S. exchange or an index of stocks such as the S&P 500. The asset-based fees of the Investment Managers are generally expected to range from 1% to 2% annually of the net assets under their management and the performance or incentive allocations to the Investment Managers are generally expected to range from 15% to 25% of net profits annually. The Fund commenced investment operations on December 30, 2002.

     The Fund's Board of Directors (the "Board") has overall responsibility to manage and control the business operations of the Fund on behalf of the members. At least a majority of the Board is and will be persons who are not "interested persons" (as defined in the 1940 Act) with respect to the Fund.

     Mercantile Capital Advisors, Inc. (“MCA” or the “Managing Member”) serves as the investment manager of the Fund subject to the ultimate supervision of and any policies established by the Board, pursuant to the terms of an investment management agreement with the Fund. MCA provides the Fund with ongoing investment guidance, policy direction, and monitoring. MCA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. MCA is a wholly owned subsidiary of Mercantile Safe Deposit & Trust Company (“MSD&T”) which is a wholly owned subsidiary of Mercantile Bankshares Corporation (“MBC”), a financial holding company. At April 30, 2006, MBC had a capital balance in the Fund of $20,820,105.

     On August 11, 2005, the Board approved a plan to restructure the Fund as a feeder fund in a master-feeder structure. The plan was approved by the members at a special meeting held on October 7, 2005, and the Fund currently has pending at the Securities and Exchange Commission an amendment to its registration statement to implement the plan. Under the plan, the Fund will transfer all of its investable assets, including its interests in the underlying investment funds (the Fund’s “Underlying Investment Funds Portfolio”), to a new master fund; a registered, non-diversified, closed-end investment company that was organized as a Delaware limited liability company on August 4, 2005. After transferring its Underlying Investment Funds Portfolio, the Fund expects to invest substantially all its investable assets in the master fund going forward. The Master Fund will pursue its investment objective by continuing the investment program of the Fund and investing substantially all of its investable assets in pooled investment vehicles (hedge funds) that have a range of investment strategies and that are managed by independent investment managers. There will be no material difference between the investment objective and restrictions of the Master Fund and the current investment objective and restrictions of the Fund. MCA will continue to serve as investment manager of the Fund and will also serve as investment manager of the Master Fund.

     Prior to the approval of the restructuring plan, the Fund accepted initial and additional subscriptions for limited liability company interests (“Interests”) by eligible members at the beginning of each calendar quarter. Once the plan is implemented, the Fund will generally accept initial and additional subscriptions for Interests by eligible members at the beginning of each month, unless otherwise determined at the discretion of MCA. The Fund reserves the right to reject any subscriptions for Interests in the Fund.

Mercantile Absolute Return Fund LLC
Notes to Financial Statements April 30,2006 (Unaudited)

     The Fund from time to time may offer to repurchase outstanding Interests pursuant to written tenders by members. These repurchases will be made at such times and on such terms as may be determined by the Board, in its complete and absolute discretion. The Fund began making offers to repurchase Interests (or portions of Interests) from members as of December 29, 2003. After the implementation of the restructuring plan, it is expected that the Fund will continue to offer to repurchase Interests (or portions of Interests) from members semi-annually.

2. Significant Accounting Policies

     The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the U.S. The following is a summary of the significant accounting policies followed by the Fund:

A. Portfolio Valuation

The net asset value of the Fund is determined as of the close of business at the end of each month in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board.

Investments in Investment Funds are presented in the accompanying financial statements at fair value. Fair value as of each month-end ordinarily will be the value determined as of such month-end for each Investment Fund in accordance with the Investment Fund’s valuation policies and reported at the time of the Fund’s valuation. As a general matter, the fair value of the Fund’s interest in an Investment Fund will represent the amount that the Fund could reasonably expect to receive from an Investment Fund if the Fund’s interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. In the event that an Investment Fund does not report a month-end value to the Fund on a timely basis, the Fund would determine the fair value of such Investment Fund based on the most recent value reported by the Investment Fund, as well as any other relevant information available at such time.

Investments in money market funds are valued at the closing net asset value per share on the date of valuation.

Considerable judgment is required to interpret the factors used to develop estimates of fair value. Accordingly, the estimates may not be indicative of the amounts the Fund could realize in a current market exchange and the differences could be material to the financial statements. The use of different factors or estimation methodologies could have a significant effect on the estimated fair value.

B. Income Recognition and Security Transactions

Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from Investment Fund transactions are calculated on the identified cost basis. Investments are recorded on the effective date of the subscription in the Investment Fund.

Distributions from Investment Funds, if any, will be classified as investment income or realized gains in the Statement of Operations, or alternatively, as a decrease to the cost of the investments based on the U.S. income tax characteristics of the distribution if such information is available. In cases where the tax characteristics of a distribution from an Investment Fund are not available, such distribution will be classified as investment income.

Mercantile Absolute Return Fund LLC
Notes to Financial Statements April 30,2006 (Unaudited)

C. Fund Expenses

The Fund will bear all expenses incurred in its business. The expenses of the Fund include, but are not limited to, the following: all costs and expenses related to investment transactions and positions for the Fund’s account; legal fees; accounting and auditing fees; custodial fees; costs of computing the Fund’s net asset value; costs of insurance; registration expenses; due diligence, including travel and related expenses; expenses of meetings of the Board and members; all costs with respect to communications to members; and other types of expenses as may be approved from time to time by the Board.

D. Income Taxes

The Fund intends to be treated as a partnership for federal income tax purposes. Each member is responsible for the tax liability or benefit relating to their distributive share of taxable income or loss. Accordingly, no provision for federal income taxes is reflected in the accompanying financial statements.

E. Distribution Policy

The Fund has no present intention of making periodic distributions of its net investment income or capital gains, if any, to members. The amount and frequency of distributions, if any, will be determined in the sole discretion of the Board.

F. Cash and Cash Equivalents

The Fund treats all highly liquid financial instruments with original maturity of three months or less as cash equivalents. At April 30, 2006, cash and cash equivalents consisted of an investment in a money market fund ($1,249,647).

G. Capital Accounts

Net profits or net losses of the Fund for each fiscal period will be allocated to the capital accounts of members as of the last day of each fiscal period in accordance with members’ respective investment percentages of the Fund. Net profits or net losses will be measured as the net change in the value of the net assets of the Fund during a fiscal period, before giving effect to any repurchases of interest in the Fund, and excluding the amount of any items to be allocated to the capital accounts of the members of the Fund, other than in accordance with the members’ respective investment percentages.

H. Restricted Cash

The Fund holds non-interest bearing restricted cash, which serves as collateral for the note payable for the tender offer.

I. Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires MCA to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. MCA believes that the estimates utilized in preparing the Fund’s financial statements are reasonable and prudent; however, actual results could differ from these estimates.

Mercantile Absolute Return Fund LLC
Notes to Financial Statements April 30,2006 (Unaudited)

3. Management Fee, Incentive Fee, Related Party Transactions and Other

     The Fund pays MCA a quarterly management fee at the annual rate of 1.25% of the net asset value of the Fund as of the last day of the quarter including assets attributable to MCA and before giving effect to any repurchases by the Fund. In addition to the management fee, MCA is paid an annual incentive fee, payable at the fiscal period-end, equal to 10% of the excess, if any, of the net profits allocated to each member’s capital account in excess of any net losses, subject to a loss carryforward amount; an Incentive Fee will only be charged if the net profits exceed the average of the 3 month U.S. Libor rate reset quarterly. MCA has entered into an investment advisory agreement with Ramius HVB Partners, LLC formerly known as RCG Tapestry, LLC (“Ramius HVB”), to advise the Fund. Ramius HVB is registered as an investment adviser under the Advisers Act and as a Commodity Pool Operator under the Commodity Exchange Act. Ramius HVB is responsible for providing day-to-day investment management services to the Fund. In consideration for such services, MCA pays Ramius HVB half of the management and incentive fees earned from the Fund.

     The Fund has also retained MCA to serve as the administrator to the Fund. The Fund pays MCA an administration fee at the annual rate equal to 0.70% of the Fund’s month end net assets, including assets attributable to MCA and before giving effect to any repurchases by the Fund. MCA currently has voluntarily agreed to limit the annual administration fee payable by the Fund to 0.20% of the Fund’s net assets. MCA may terminate this voluntary limit at any time without notice to members. MCA has engaged SEI Investments Global Fund Services (“SEI”) to serve as the Fund’s sub-administrator. SEI provides administrative, accounting, and investor services to the Fund as well as serving in the capacity of transfer and distribution disbursing agent for the Fund. As compensation for services provided, MCA pays SEI a fee pursuant to a written agreement between MCA and SEI.

     Until November 18, 2005, the Fund had a Member Servicing Agreement with MCA, whereby MCA would perform or enter into service arrangements pursuant to which an investor service provider, such as an investment adviser or other financial intermediaries (“Member Service Providers”), perform investor services for its customers who are members of the Fund. Under the Member Servicing Agreement, the Fund would pay a fee monthly at an annualized rate of up to 0.25% of the net asset value of the Fund to reimburse MCA for such services or payments made to Member Service Providers. During the period April 1, 2005 to November 18, 2005, MCA waived all member servicing fees.

     SEI Private Trust Company acts as custodian (the “Custodian”) for the Fund’s assets. In consideration for such services, the Fund pays the Custodian a monthly fee, based on month-end net assets, at an annual rate of up to 0.01% .

     Each Board member receives an annual retainer of $6,500 plus a fee for each meeting attended. The chairman of the Board also receives an additional annual fee of $3,333. The Fund also reimburses the Board members for all reasonable out of pocket expenses. Total amounts incurred related to Board meetings by the Fund for the month ended April 30, 2006 were $5,412.

4. Concentration of Risk

     The Fund invests primarily in Investment Funds that are not registered under the 1940 Act and invest in and actively trade securities and other financial instruments using different strategies and investment techniques that may involve significant risks. These Investment Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Investment Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Investment Funds’ net asset value.

Mercantile Absolute Return Fund LLC
Notes to Financial Statements April 30,2006 (Unaudited)

     Various risks are also associated with an investment in the Fund, including risks relating to the multi-manager structure of the Fund, risks relating to compensation arrangements and risks relating to the limited liquidity of Interests.

     In the normal course of business the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

5. Investment Transactions

     For the month ended April 30, 2006, purchases and sales of investments (excluding short-term securities) were $2,500,000 and $0, respectively.

6. Tender Offers

     On March 1, 2005, the Fund offered to purchase for cash an amount of Interests or portions of Interest up to 5% of the net assets of the Fund tendered by members of the Fund at a price equal to the net asset value as of June 30, 2005. For the March 1, 2005 offer, tenders in the amounts of $194,177 and $4,000,000 as of the June 30, 2005 valuation date were received and accepted by the Fund from limited interest members and MBC, respectively. The Fund paid the initial payment on July 29, 2005 in the amount of $3,774,759; the remaining amount was paid on June 12, 2006 in the amount of $419,418. These amounts are disclosed on the statement of assets and liabilities as note payable for tender offer.

     On September 1, 2005, the Fund offered to purchase for cash an amount of Interests or portions of Interest up to 5% of the net assets of the Fund tendered by members of the Fund at a price equal to the net asset value at December 31, 2005. Tenders in the amount of $1,000,000 and $1,058,191 were received and accepted by the Fund from MBC and other limited members, respectively. The Fund paid the initial payment on February 2, 2006 in the amount of $1,854,065; the remaining amount was paid on June 12, 2006 in the amount of $206,007. These amounts are disclosed on the statement of assets and liabilities as note payable for tender offer.

     On March 1, 2006, the Fund offered to purchase for cash an amount of Interests or portions of Interest up to 5% of the net assets of the Fund tendered by members of the Fund at a price equal to the net asset value at June 30, 2006. Tenders with an estimated value in the amount of $2,723,379 were received and accepted by the Fund from limited members. A Promissory Note has been issued by the Fund entitling the members to an initial payment within 30 days after June 30, 2006; the remaining amount will be paid promptly after completion of the Fund’s March 31, 2007 year end audit.

7. Line of Credit

     The Fund has established a line of credit with Boston Private Bank & Trust Company, (“Boston Private”). The line of credit may be accessed by the Fund to purchase portfolio securities, to meet repurchase requests, and for cash management purposes. The Fund may borrow the lesser of 10% of its net assets or $5 million. The Fund is not permitted to borrow for any purposes if, immediately after such borrowing, it would have an asset coverage (as defined by the 1940 Act) of less than 300% with respect to indebtedness. Borrowings under the line of credit bear interest at a variable rate equal to the Boston Private lending rate plus one percent. The Fund will pay a facility fee to Boston Private equal to one quarter of one percent of the amount of the facility. During the month ended April 30, 2006, the Fund had borrowings of $1,500,000 over a period of 14 days at an interest rate of 8.75% ($1,042). At April 30, 2006, the Fund had no borrowings outstanding.

Appendix E

PERFORMANCE INFORMATION

     This appendix presents past performance information of the Fund from January 1, 2003 to May 31, 2006. The Fund commenced operations on December 27, 2002. As part of a reorganization transaction, on August 11, 2005, the Fund’s Board of Directors approved the Fund’s transfer of all of its assets to the Master Fund in exchange for interests in the Master Fund. As a result of the reorganization, the Fund became a “feeder” fund in a “master-feeder” structure and will invest substantially all of its investable assets into the Master Fund. The Master Fund and the Fund have the same objective and employ substantially similar investment policies and strategies.

     Prior to the reorganization, the Fund was managed by Mercantile Capital Advisors, Inc., which also serves as the investment manager of the Master Fund. Ramius HVB Partners, LLC, which prior to the reorganization served as the Fund’s investment adviser, also serves as the investment adviser to the Master Fund.

     The performance information shown is not an indication of how the Fund will perform in the future. The Fund’s performance in the future may be different from the past performance of the Fund due to factors such as differences in cash flows, fees, expenses, portfolio size, the number and identity of the Investment Funds, investment limitations and diversification requirements, if any. All of these factors could have a negative impact on the Fund’s performance as compared to its past performance. In addition, the period covered by the prior performance information is limited, and may not reflect performance in different economic cycles.

     Prospective investors should recognize that the fees and expenses of the Fund will differ following the reorganization into a master-feeder structure. The past performance of the Fund shown in this appendix reflects fees and expenses that are different from the fees and expenses that the Fund will bear when it operates as a feeder fund.

     The performance shown for the Fund through March 31, 2006 has been audited by an independent public accounting firm. Performance following March 31, 2006 has not been audited and is subject to change. The performance does not comply with the standards established by the Association of Investment Management and Research (AIMR).

     THE PAST PERFORMANCE OF THE FUND IS NO GUARANTEE OF THE FUTURE RESULTS OF THE MASTER FUND OR THE FUND.

Net Monthly Returns

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD

2006	1.60%	0.70%	0.93%	1.67%	-0.66%	—	—	—	—	—	—	—	4.28%
2005	0.07%	0.73%	-0.02%	-0.71%	-0.39%	0.76%	1.29%	0.63%	0.72%	-0.16%	0.51%	1.07%	4.58%
2004	1.01%	0.46%	-0.22%	0.61%	-0.11%	0.36%	0.15%	0.07%	0.43%	0.41%	1.44%	1.01%	5.75%
2003	1.44%	0.43%	-0.10%	1.34%	1.31%	0.57%	-0.06%	0.41%	0.67%	0.92%	0.68%	0.89%	8.83%

Statistical Data Since Inception (as of May 31, 2006)

Annualized Return	6.88%
Average Monthly Return	0.56%
Largest Drawdown	-1.11%
Months to Recover	2
Annualized Standard Deviation	2.07
Annualized Sharpe Ratio	0.87
% of Positive Months	78.05%

     The performance information shown is net of fees and expenses, but does not reflect the payment of a sales load or any taxes payable by a particular investor, which, if reflected, would reduce the performance shown.

E-1

Definitions

     Standard Deviation: A statistical measurement of the dispersion around a fund’s average return over a specified time period. It describes how widely returns vary over a designated time period. A higher standard deviation indicates a wider dispersion of past returns and thus greater historical volatility. Standard deviation does not indicate how the fund actually performed, but merely indicates the volatility of its return over time.

     Sharpe Ratio: The Sharpe ratio measures how well a fund is rewarded for the risk it incurs. The higher the ratio, the better the return per unit of risk taken. It is calculated by subtracting the risk-free rate from the fund’s annualized average return, and dividing the result by the fund’s annualized standard deviation. A Sharpe ratio of 1.0 indicates that the rate of the return is proportional to the risk assumed in seeking that reward.

     Drawdown: The percentage loss that a fund incurs from its peak net asset value to its lowest value. The maximum drawdown over a significant period is sometimes employed as a means of measuring the risk of a vehicle. Usually expressed as a percentage decline in net asset value.

E-2

     Until September 29, 2006, all dealers that effect transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

PART C
OTHER INFORMATION

Item 25. Financial Statements and Exhibits

(1)    Financial Statements:

         Included in Part B of this Registration Statement:

Independent Auditors Report, dated May 25, 2006*
Schedule of Investments as of March 31, 2006*
Statement of Assets and Liabilities as of March 31, 2006*
Statement of Operations for the year ended March 31, 2006*
Statement of Changes in Members Capital for the two years ended March 31, 2006*
Statement of Cash Flows for the year ended March 31, 2006*
Financial Highlights for the four periods ended March 31, 2006*
Notes to Financial Statements, dated March 31, 2006*

Schedule of Investments as of April 30, 2006 (unaudited)
Statement of Assets and Liabilities as of April 30, 2006 (unaudited)
Statement of Operations for the month ended April 30, 2006 (unaudited)
Statement of Changes in Members Capital for the month ended April 30, 2006 (unaudited)
Statement of Cash Flows for the month ended April 30, 2006 (unaudited)
Financial Highlights for the month ended April 30, 2006 (unaudited)
Notes to Financial Statements, dated April 30, 2006 (unaudited)

*	Incorporated by reference to the Registrant’s Certified Shareholder Report on Form N-CSR filed with the SEC on June 8, 2006 (Reg. No. 811-21088).

(2) Exhibits:
(a)(i)	Certificate of Formation(1)
(a)(ii)	Limited Liability Company Agreement
(b)	Not Applicable
(c)	Not Applicable
(d)	Incorporated by reference to Exhibit (a)(ii) above.
(e)	Not Applicable
(f)	Not Applicable
(g)(i)	Form of Investment Management Agreement between Registrant and Mercantile Capital Advisors, Inc.
(g)(ii)	Form of Investment Management Agreement between the Master Fund and Mercantile Capital
Advisors, Inc.
(g)(iii)	Form of Investment Advisory Agreement among the Master Fund, Mercantile Capital Advisors, Inc.
and Ramius HVB Partners, LLC
(h)	Form of Distribution Agreement between Registrant and Mercantile Investment Services, Inc.
(i)	Not Applicable
(j)	Form of Custodian Services Agreement between Registrant and SEI Private Trust Company
(k)(i)	Form of Administration Agreement between Registrant and Mercantile Capital Advisors, Inc.
(k)(ii)	Form of Sub-Administration Agreement between Mercantile Capital Advisors, Inc. and SEI
Investments Global Funds Services
(k)(iii)	Form of Escrow Agreement among Registrant, Mercantile Capital Advisors, Inc. and SEI Private Trust
Company

1

(k)(iv)	Form of Expense Limitation Agreement among Registrant, the Master Fund and Mercantile Capital
Advisors, Inc.
(l)	Opinion of Delaware counsel for Registrant
(m)	Not Applicable
(n)(i)	Opinion and Consent of Davis Polk & Wardwell on tax matters
(n)(ii)	Consent of Independent Registered Public Accounting Firm
(o)	Not Applicable
(p)	Not Applicable
(q)	Not Applicable
(r)(i)	Code of Ethics of Registrant(2)
(r)(ii)	Code of Ethics of Mercantile Capital Advisors, Inc.(2)
(r)(iii)	Code of Ethics of Ramius HVB Partners, LLC(2)
(r)(iv)	Code of Ethics of Mercantile Investment Services, Inc.(2)
(s)	Powers of Attorney(2)

(1)	Incorporated by reference to the Registrant’s Registration Statement on Form N-2 filed with the SEC on May 13, 2002 (Exhibit 2a) (Reg. No. 811-21088).

(2)	Incorporated by reference to the Registrant’s Registration Statement on Form N-2 filed with the SEC on September 30, 2005 (Exhibits (2)(r)(i)-(iv) and (2)(s)) (Reg. No. 811-21088).

Item 26. Marketing Arrangements

     Please refer to Item 25(2)(h) above.

Item 27. Other Expenses of Issuance and Distribution

All figures are estimates.

Registration fees	$14,000
Accounting fees and expenses	$10,000
Legal fees and expenses	$20,000
Printing and engraving expenses	$5,000
Other expense	$3,000

Total	$52,000

Item 28. Persons Controlled By or Under Common Control

     The following entities may be considered to be under common control with the Registrant at the time of this filing:

       Mercantile Absolute Return Fund for Tax-Exempt/Deferred (TEDI) Investors LLC;

       Mercantile Absolute Return Master Fund LLC;

       Mercantile Alternative Strategies Fund LLC;

       Mercantile Alternative Strategies Fund for Tax-Exempt/Deferred (TEDI) Investors LLC;

       Mercantile Alternative Strategies Master Fund LLC;

       Mercantile Long-Short Manager Fund LLC;

2

       Mercantile Long-Short Manager Fund for Tax-Exempt/Deferred (TEDI) Investors LLC;

       Mercantile Long-Short Manager Master Fund LLC

       (each organized under the laws of Delaware); and

       Mercantile Funds, Inc. (organized under the laws of Maryland)

     Each of these entities has a Board of Directors that is identical in composition to the Board of Directors of each other entity and the Registrant. In addition, Mercantile-Safe Deposit & Trust Company, a trust company licensed in the state of Maryland, owns in excess of 25% of the voting securities of each of the above entities. MSD&T is a wholly-owned subsidiary of Mercantile Bankshares Corporation, a financial holding company regulated by the Board of Governors of the Federal Reserve System. MBC owns in excess of 25% of each of the above entities other than Mercantile Funds, Inc.

Item 29. Number of Holders of Securities

     The following table sets forth the approximate number of record holders of each class of the Registrant’s securities at April 30, 2006.

Title of Class	Number of Record Holders

Limited liability company interests	126

Item 30. Indemnification

     Registrant’s Limited Liability Agreement contains provisions limiting the liability, and providing indemnification, of the Registrant’s Directors and officers under certain circumstances.

     Registrant hereby undertakes that it will apply the indemnification provision of the Registrant’s Limited Liability Company Agreement in a manner consistent with Release 40-11330 of the SEC under the Investment Company Act of 1940, so long as the interpretation therein of Sections 17(h) and 17(i) of such Act remains in effect.

     Insofar as indemnification for liability arising under the Securities Act may be permitted for directors, officers and controlling persons of the Registrant pursuant to the provisions described in this Item 30, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser

     Ramius HVB Partners, LLC, the Registrant’s investment adviser, acts as investment adviser or subadviser for a number of other registered investment companies and investment funds excluded from the definition of investment company under the Investment Company Act of 1940. The Adviser is also registered as a commodity pool operator with the U.S. Commodity Futures Trading Commission. Information as to the directors and officers of the Adviser, together with a description of any other business, profession, vocation, or employment of a substantial nature in which the Adviser, and each director, executive officer, managing member or partner of the Adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, managing member, partner or trustee, is included in the Adviser’s Form ADV as filed with the SEC (File No. 801-60159), and is incorporated herein by reference.

3

     Mercantile Capital Advisors, Inc., the Registrant’s investment manager, acts as investment adviser or subadviser for a number of other registered investment companies. Information as to the directors and officers of the Manager, together with a description of any other business, profession, vocation, or employment of a substantial nature in which the Manager, and each director, executive officer, managing member or partner of the Manager, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, managing member, partner or trustee, is included in the Manager’s Form ADV as filed with the SEC (File No. 801-60093), and is incorporated herein by reference.

Item 32. Location of Accounts and Records

       All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained at the offices of Mercantile Capital Advisors, Inc., the Registrant’s administrator, at Two Hopkins Plaza, Baltimore, MD 21201.

Item 33. Management Services

       Not applicable.

Item 34. Undertakings

     The Registrant undertakes to suspend the offering of the securities until the prospectus is amended if (1) subsequent to the effective date of the registration statement, the net asset value declines more than ten percent from its net amount value as of the effective date of the registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

     The Registrant undertakes to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement (1) to include any prospectus required by Section 10(a)(3) of the 1933 Act; (2) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; (3) and to include any material information with respect to any plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

     The Registrant undertakes that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

4

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Baltimore, Maryland, on the 29th day of June 2006.

Mercantile Alternative Strategies Fund LLC

By:	*

	Name:	Kevin A. McCreadie
	Title:	President

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

*	President (Principal Executive Officer)	June 29, 2006

Kevin A. McCreadie
Treasurer (Principal Financial and
*	Accounting Officer)	June 29, 2006

Scott J. Liotta
*	Director	June 29, 2006

Edward D. Miller, Jr.
*	Director	June 29, 2006

John R. Murphy
*	Director	June 29, 2006

George R. Packard, III
*	Director	June 29, 2006

L. White Matthews, III
*	Director	June 29, 2006

Thomas L. Owsley
*	Director	June 29, 2006

Decatur H. Miller

*By:	/s/ Savonne L. Ferguson

Savonne L. Ferguson
as attorney-in-fact

* Pursuant to power of attorney filed as part of the Registrant’s Registration Statement on Form N-2 filed with the SEC on September 30, 2005 (Exhibit (2)(s)) (Reg. No. 811-21088).

SIGNATURES

     Mercantile Absolute Return Master Fund LLC has duly caused this Registration Statement of Mercantile Absolute Return Fund LLC to be signed on its behalf by the undersigned, thereunto duly authorized, in Baltimore, Maryland, on the 29th day of June 2006.

Mercantile Alternative Strategies Fund LLC

By:	*

	Name:	Kevin A. McCreadie
	Title:	President

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

*	President (Principal Executive Officer)	June 29, 2006

Kevin A. McCreadie
Treasurer (Principal Financial and
*	Accounting Officer)	June 29, 2006

Scott J. Liotta
*	Director	June 29, 2006

Edward D. Miller, Jr.
*	Director	June 29, 2006

John R. Murphy
*	Director	June 29, 2006

George R. Packard, III
*	Director	June 29, 2006

L. White Matthews, III
*	Director	June 29, 2006

Thomas L. Owsley
*	Director	June 29, 2006

Decatur H. Miller

*By:	/s/ Savonne L. Ferguson

Savonne L. Ferguson
as attorney-in-fact

* Pursuant to power of attorney filed as part of the Registrant’s Registration Statement on Form N-2 filed with the SEC on September 30, 2005 (Exhibit (2)(s)) (Reg. No. 811-21088).

INDEX TO EXHIBITS

Exhibit Number	Description

2(a)(ii)	Limited Liability Company Agreement
2(g)(i)	Form of Investment Management Agreement between Registrant and Mercantile Capital Advisors, Inc.
2(g)(ii)	Form of Investment Management Agreement between the Master Fund and Mercantile Capital
Advisors, Inc.
2(g)(iii)	Form of Investment Advisory Agreement among the Master Fund, Mercantile Capital Advisors, Inc.
and Ramius HVB Partners, LLC
2(h)	Form of Distribution Agreement between Registrant and Mercantile Investment Services, Inc.
2(j)	Form of Custodian Services Agreement between Registrant and SEI Private Trust Company
2(k)(i)	Form of Administration Agreement between Registrant and Mercantile Capital Advisors, Inc.
2(k)(ii)	Form of Sub-Administration Agreement between Mercantile Capital Advisors, Inc. and SEI
Investments Global Funds Services
2(k)(iii)	Form of Escrow Agreement among Registrant, Mercantile Capital Advisors, Inc. and SEI Private Trust
Company
2(k)(iv)	Form of Expense Limitation Agreement among Registrant, the Master Fund and Mercantile Capital
Advisors, Inc.
2(l)	Opinion of Delaware counsel for Registrant
2(n)(i)	Opinion and Consent of Davis Polk & Wardwell on tax matters
2(n)(ii)	Consent of Independent Registered Public Accounting Firm